united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Stuart M Strauss, Esq. Dechert LLP

1095 Avenue of the Americas, New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 2/28/18

Item 1. Reports to Stockholders.

Class A and C Shares

semi-annual report
As Of February 28, 2018

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 55
Statements of Assets and Liabilities	Page 111
Statements of Operations	Page 116
Statements of Changes in Net Assets	Page 121
Notes to Financials	Page 128
Financial Highlights	Page 152
Supplemental Information	Page 176
Privacy Notice	Page 183

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Semi-Annual Report to Shareholders

April 17, 2018

Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the six months from September 1, 2017 through February 28, 2018.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by the Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 2.9% during the fourth quarter of 2017. This was a slight decline from the 3.2% AGR during the third quarter of 2017. Personal Consumption Expenditures (PCE) have continued to perform well, up almost 4% during the fourth quarter. The durable goods portion of PCE is leading the way, with double-digit growth during the quarter; the service sector portion of the PCE has maintained a more modest, but nevertheless healthy, growth rate. Gross private domestic investment advanced by more than 4.6% in the quarter. Most major sectors within GDP are doing well. Many economic statistics we track, both in terms of consumption (demand) and production (supply), are currently showing positive trends, suggesting we may be transitioning towards a sustainable expansionary stage of economic activity. Moderate expansionary environments generally mean that both production and consumption are pushing the economy forward, yields are rising, and GDP is seeing moderate-to-robust growth. At the March 21, 2018 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “Information received since the Federal Open Market Committee met in January indicates that the labor market has continued to strengthen, and that economic activity has been rising at a moderate rate. Job gains have been strong in recent months, and the unemployment rate has stayed low… The Committee expects that, with further gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace in the medium term and labor market conditions will remain strong. Inflation on a 12-month basis is expected to move up in coming months and to stabilize around the Committee’s 2 percent objective over the medium term. Near-term risks to the economic outlook appear roughly balanced, but the Committee is monitoring inflation developments closely.”

Monetary Policy: In their March 21, 2018 FOMC policy statement, the Federal Reserve (Fed) noted that it had increased the target range for the federal funds rate (FF) to 1.5% - 1.75%. The Fed started their most recent round of FF increases in December 2015 from a floor of 0% - 0.25%, and has raised the rate six times since, though they continue to maintain that monetary policy remains accommodative. Most money supply (MS) measures produced by the Fed peaked from a year-on-year percent change (y-o-y%) perspective in the latter part of 2011. M2, a broad measure of the money supply principally held by “households,” reached a cycle high of about 10.25% y-o-y in January 2012. As of February 2018, M2 is up only 4.04% y-o-y. The monetary base (MB) is a fundamental tool for the Fed to achieve its primary objectives. The MB peaked over 100% y-o-y in the middle of 2009 and its most recent reading was 2.9% y-o-y in February 2018. The MB’s long-term average y-o-y growth rate is roughly 8.9%, while M2’s long-term average runs near 6.9%. When MB and M2 are below their long-term averages, stock market conditions tend to show increased volatility and negative trends. The Fed has noted its intentions to develop a policy that is ready to fight inflationary pressures. While they continue to call their overall policy accommodative, we believe that the combined FF and money supply action the Fed has taken, though moderate, is now negatively impacting both stocks and bonds.

Interest Rates: While most of the interest rate array is now increasing in a stable upward trend, short-term interest rates have been rising more rapidly than long-term rates, which is driving a declining yield curve spread. The monthly yield curve spread, as measured by the 10-year T-Note (10y TN) minus the 1-year T-Bill (1y TB), has been in a downward trend for some time, bottoming at 0.70 in December 2017, its lowest level since the beginning of 2007. During the first quarter, the spread jumped around a bit, moving up to 0.90 in February, before declining back down to 0.78 in March. Much has been made recently of the possibility for an inverted yield curve and historical correlations between inversion and recession, so the spread’s downward trend has worried many equity investors and economists alike. However, we don’t believe the current spread level tells us much on its own. Other factors are needed to provide context: the size of the spread decline from its high, additional interest rate trends, and the Consumer Price Index (CPI) should also be considered. This dynamic has our attention, and in this context, we do not believe interest rates are negatively impacting stocks or forecasting a recession in the near-term. Regarding long-term corporate bonds, the quality spread has flattened. The quality spread has historically been a good predictor of confidence in the bond markets; a flat spread at its current level is still in good form for corporate bonds.

Equity Valuations: As of March 29, 2018, the S&P 500¹ index sat at 2,640. Our proprietary valuation work uses both fundamental and technical analysis and provides justification for the S&P 500 at roughly 2,421. We believe the market is in fair-value territory. In order to create a band or range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Currently, our analysis suggests that an appropriate S&P 500 fair-value range is roughly 2,300 to 2,700. To us, fair-value means the stock market should perform within the parameter of its historic mean. The current level and direction of many economic statistics we enter into our valuation methodology indicate that we are likely to stay in fair value range for the near-term. We are watching corporate earnings growth closely, as changes in earnings data has the potential to change valuation levels quickly.

Inflation: We believe inflation should remain at a moderate rate of growth over the intermediate term. Historically, the employment private service providing sector’s (EPSP) weekly earnings 12-

month percent change and its direction have correlated well with CPI. CPI has been trending up from the middle of 2015, and it has come close to the EPSP level, which has likewise been trending positively since May 2015. Another sector that has a long-term effect on inflation is the manufacturing sector. When there is strong pricing pressure from the manufacturing sector, associated prices are inclined to increase; this tends to help wages grow, triggering an inflationary cycle. One of the key production metrics we focus on is capacity utilization. When capital utilization is near its high pricing pressure builds as production becomes limited by factories nearing full capacity. While this dynamic is not yet fully in play, the Producer Price Index (PPI) has recently reversed trend, telling us that costs are beginning to put upward pressure on inflation. Over the past few months, the CPI has reached and surpassed the Fed’s target of 2%, and has remained above 2% since September 2017. Growth in wages is building steam, putting more money in worker’s pockets. If these trends continue the Fed could be put in a difficult position. As we see a steady trend above 2% along with a strong wage metric the Fed will likely be pushed further into reducing its balance sheet.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

[1]	The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

6400-NLD-4/30/2018

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	3/1/13 – 2/28/18*	3/1/08 – 2/28/18*	1/4/99 – 2/28/18*	2/14/06 – 2/28/18*
Class A
With Sales Charge	-7.05%	-4.01%	7.90%	3.80%	NA	2.45%
Without Sales Charge	-1.38%	1.86%	9.18%	4.41%	NA	2.96%
Class C
With Sales Charge	-2.54%	0.38%	8.56%	3.77%	2.10%	NA
Without Sales Charge	-1.65%	1.30%	8.56%	3.77%	2.10%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 1.64% and 2.26% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

PORTFOLIO ADVISER COMMENTARY

The Saratoga Large Capitalization Value Portfolio struggled during the period, as we significantly restructured the Portfolio’s holdings to feature fewer high-conviction ideas and more investments with what we believe are superior risk/reward profiles for the period ahead. Most recently the fund established new positions in Aecom (2.80%), Broadcom (3.40%), Caesars Entertainment Group (4.00%), Liberty Formula One (4.00%), NRG Energy (4.30%), Sabre (4.40%), Spirit Realty Capital (3.80%), Ulta Beauty (3.20%), and Vici Properties (2.50%). Although market volatility has increased recently, we are optimistic about the potentially undervalued equities in the Fund, which we think possess outstanding fundamental outlooks.

The Portfolio’s best performers were generally beneficiaries of the tax reform bill and increasing interest rates, namely Discover Financial Services (0.00%). Synchrony Financial (0.00%) benefited from similar tailwinds and positive earnings revisions. Other top performers included DowDupont (3.10%), Delta Air Lines (0.00%), and Lennar (2.80%), which reported above consensus results and strong outlooks. The Portfolio’s worst performers were in the Healthcare sector. Celgene (0.00%) and Allergan (0.00%) both declined sharply due partly to weaker than expected results from clinical trials that resulted in both companies lowering their outlooks. Realogy Holdings (0.00%) was another detractor, with competitive pressures and uncertainties around its value proposition and commission rates in the traditional real estate broker model. EQT Corp (3.40%) declined during this period due largely to weaker expected natural gas prices, and uncertainty of achieving planned synergies from the recent acquisition of Rice Energy (0.00%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
American International Group, Inc.	4.6%
Koninklijke Philips NV	4.6%
Qorvo, Inc.	4.5%
Sabre Corp.	4.4%
ARRIS International PLC	4.4%
NRG Energy, Inc.	4.3%
Norwegian Cruise Line Holdings Ltd.	4.3%
Comcast Corp.	4.2%
Liberty Media Corp.	4.0%
Caesars Entertainment Corp.	4.0%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of February 28, 2018, consisted of 1,339 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	3/1/13 – 2/28/18*	3/1/08 – 2/28/18*	1/4/99 – 2/28/18*	2/14/06 – 2/28/18*
Class A
With Sales Charge	7.76%	18.82%	14.23%	10.35%	NA	8.76%
Without Sales Charge	14.31%	26.08%	15.59%	11.00%	NA	9.30%
Class C
With Sales Charge	12.98%	24.34%	14.91%	10.34%	3.81%	NA
Without Sales Charge	13.98%	25.34%	14.91%	10.34%	3.81%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 1.63% and 2.21% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio’s Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

The six-month period ending February 28, 2018 saw US equity markets post robust returns, with the large cap growth sector performing even better than the market at large. Much of the excess return occurred early in the period when rising corporate revenues corroborated the fundamental improvement in business conditions economic surveys had been predicting. As such, 2017 will likely be remembered as the year when cost-cutting and share buybacks were no longer the only path to wider margins and improved profitability. The six-month period ended, however, with market morale being somewhat throttled by fears of trade wars and higher interest rates due to the passage of a tax plan and budget that will likely increase the demand for government borrowing.

Performance in the Saratoga Large Capitalization Growth Portfolio was strongest in the Industrial sector, led by Boeing (3.80%) and United Rentals (2.10%). The synchronized global recovery is helping to lift aircraft demand while a robust construction environment domestically is helping United Rentals, a construction equipment rental company. Consumer Staples, the second best contributing sector, was helped by its underweight to Tobacco stocks as well as an underweight to Coke (0.00%) and Pepsi (0.00%), both of whom are struggling with soft domestic beverage volumes. The only notably weak sector was Healthcare which was dragged down by performance within the Biotechnology group. During the period, the market reacted negatively to weak pipeline news from a number of research-based Portfolio holdings. The weakness was partially offset by orthodontics leader Align Technologies (2.20%) and IDEXX Laboratories (1.90%), manufacturer and distributor of veterinary supplies.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Microsoft Corp.	5.8%
Apple, Inc.	5.5%
Facebook, Inc.	4.5%
Boeing Co.	3.8%
Home Depot, Inc.	3.4%
Alphabet, Inc. - Class A	3.1%
Alphabet, Inc. - Class C	3.1%
Amazon.com, Inc.	2.8%
Adobe Systems, Inc.	2.8%
McDonald’s Corp.	2.5%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of February 28, 2018, consisted of 1,435 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	3/1/13 – 2/28/18*	3/1/08 – 2/28/18*	6/28/02 – 2/28/18*
Class A
With Sales Charge	0.24%	-0.09%	8.47%	7.30%	7.48%
Without Sales Charge	6.34%	5.98%	9.75%	7.94%	7.89%
Class C
With Sales Charge	5.13%	4.40%	9.16%	7.32%	7.19%
Without Sales Charge	6.10%	5.36%	9.16%	7.32%	7.26%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.26% and 2.88% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies. The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes: (i) companies earning a positive economic margin with stable-to-improving returns; (ii) companies valued at a discount to their asset value; and (iii) companies with an attractive dividend yield and minimal basis risk. In selecting investments, the Adviser generally employs the following strategy: (i) value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood; (ii) use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and (iii) use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

PORTFOLIO ADVISOR COMMENTARY

During the six-month period ending February 28, 2018, capital markets were largely supported by improving economic data, corporate tax reform, and regulatory relief. The US Congress successfully passed the Tax Cuts and Jobs Act, which should encourage cash repatriation back to the United States, reduce the tax burden for corporations, and encourage much needed capital investment into the US economy. Likewise, we believe the effort by the administration to provide regulatory relief for various businesses and industries is equally important to the Tax Cuts and Jobs Act. The combined effect of these fiscal initiatives should help to offset liquidity pressures that may result from the Federal Reserve beginning to reduce its balance sheet. Unlike monetary stimulus, which can have a very broad and potentially temporary impact on capital markets, the positive effects of corporate tax reform and regulatory relief should be more targeted, as the impact is potentially idiosyncratic at the company level. It is our opinion that corporate tax reform was necessary to justify current market valuations and to provide some downside support should economic growth begin to slow or corporate credit costs start to rise.

Should the Federal Reserve continue to raise interest rates and shrink its balance sheet in a manner that does not dampen economic activity in key sectors, such as autos or residential and non-residential construction, then economic growth should continue at a modest pace and support the current market environment. Should future earnings be dampened by slower economic growth or an acceleration in input costs, we would expect volatility to increase and equity markets to experience a correction.

For the period, the Saratoga Mid Capitalization Portfolio benefited from an underweight in REITs and Utilities, as both sectors underperformed the market. Stock selection within Consumer Discretionary, Industrials, Technology, and Health Care detracted the most from relative performance. The Portfolio is overweight Consumer Discretionary, Energy, Financials, and Materials while underweight Consumer Staples, Health Care, Industrials, REITs, and Utilities.

As we continue to transition from monetary to fiscal stimulus and the global capital markets adjust to the shifting liquidity environment, we anticipate that volatility for the broad market will continue and that individual stocks will rise. Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Bank of NT Butterfield & Son Ltd.	3.0%
WPX Energy, Inc.	2.7%
New Residential Investment Corp.	2.4%
Fidelity National Information Services, Inc.	2.4%
Ares Capital Corp.	2.4%
Crown Holdings, Inc.	2.3%
Extended Stay America, Inc.	2.3%
Mohawk Industries, Inc.	2.3%
Milacron Holdings Corp.	2.1%
ATLANTICA YIELD PLC	2.1%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of February 28, 2018, consisted of 468 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	3/1/13 – 2/28/18*	3/1/08 – 2/28/18*	1/4/99 – 2/28/18*	2/14/06 – 2/28/18*
Class A
With Sales Charge	1.37%	6.06%	6.57%	6.20%	NA	5.29%
Without Sales Charge	7.61%	12.52%	7.85%	6.83%	NA	5.81%
Class C
With Sales Charge	6.50%	10.69%	7.22%	6.13%	7.73%	NA
Without Sales Charge	7.50%	11.69%	7.22%	6.13%	7.73%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.29% and 2.95% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined “bottom-up” approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PORTFOLIO ADVISOR COMMENTARY

For the six-month period ended 2/28/18, small cap stocks generally underperformed both large cap and mid cap stocks. At the end of 2017, economic growth and job creation remained strong, while the Federal Reserve raised both interest rates and expectations for future monetary tightening. Congress passed a comprehensive tax reform law that was viewed by the markets as potentially boosting corporate earnings and stimulating the US economy further. Conversely, 2018 has been marked by wild swings in investor sentiment. Volatility started with markets anticipating that recently passed tax cuts and continued strength in global economic growth would produce strong corporate profits and equity performance. Markets then rotated to fearing an unexpected rise in inflation, the associated Federal Reserve response of faster than anticipated interest rate increases, and lastly, the fear of trade wars and the potential impact on US economic growth and corporate profit.

For the period, the Saratoga Small Cap Portfolio’s largest contributors to performance were Financials, Consumer Discretionary, and Information Technology Stocks. The Portfolio’s largest detractor from performance was Utilities. Of note, the Portfolio purchased new positions in Ladder Capital Corp (1.60%), Apollo Commercial Real Estate (1.60%), and Hamilton Lane (1.70%), while selling positions in Immune Design Corp (0.00%), CenterState Bank (0.00%), and Kemper Corp (0.00%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Hamilton Lane, Inc.	1.7%
Instructure, Inc.	1.7%
Infinity Property & Casualty Corp.	1.7%
Ladder Capital Corp.	1.6%
Moelis & Co.	1.6%
Appfolio, Inc.	1.6%
Grand Canyon Education, Inc.	1.6%
LGI Homes, Inc.	1.6%
Apollo Commercial Real Estate Finance, Inc.	1.6%
MKS Instruments, Inc.	1.6%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of February 28, 2018, consisted of 835 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	3/1/13 – 2/28/18*	3/1/08 – 2/28/18*	1/4/99 – 2/28/18	2/14/06 – 2/28/18*
Class A
With Sales Charge	-1.88%	6.09%	0.28%	-2.31%	NA	-0.57%
Without Sales Charge	4.08%	12.51%	1.46%	-1.73%	NA	-0.08%
Class C
With Sales Charge	2.79%	10.80%	0.84%	-2.36%	-0.31%	NA
Without Sales Charge	3.79%	11.80%	0.84%	-2.36%	-0.31%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 3.43% and 4.20% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. A stock is sold when it no longer meets the Adviser’s criteria.

PORTFOLIO ADVISOR COMMENTARY

During the six month period ended 2/28/18, The Saratoga International Equity Portfolio benefited from favorable stock selection in Japan, led by top performers Tokyo Gas (0.00%), a natural gas utility and Showa Shell Sekiyu (0.00%), an oil & gas refiner. Developed Europe and China were the largest underperforming regions for the Portfolio. German specialty chemicals firm Covestro AG (0.00%) and Chinese social platform YY Inc. (0.00%) were the largest underperformers, respectively in those regions. From a sector perspective, Energy holdings were the best performers on an absolute and relative basis while Technology holdings were the worst relative and absolute return holdings. The Portfolio’s largest sector allocation on an absolute basis is Financials, while Industrials is the largest relative overweight sector. From a regional standpoint, Developed Europe is the largest absolute allocation, while Emerging Americas is the largest relative overweight.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Accor SA	2.6%
Assicurazioni Generali SpA	2.4%
Royal Dutch Shell PLC	2.3%
Sekisui House Ltd	2.3%
Lloyds Banking Group PLC	2.2%
BNP Paribas SA	2.2%
Total SA	2.1%
Credit Suisse Group AG	2.0%
Roche Holding AG	1.9%
Honda Motor Co Ltd	1.9%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	3/1/13 – 2/28/18*	3/1/08 – 2/28/18*	7/15/99 – 2/28/18*	1/18/00 – 2/28/18*
Class A
With Sales Charge	-4.81%	-3.88%	10.65%	10.56%	7.47%	N/A
Without Sales Charge	0.98%	1.99%	11.98%	11.22%	7.82%	N/A
Class C
With Sales Charge	-0.18%	0.51%	11.30%	10.56%	N/A	4.51%
Without Sales Charge	0.65%	1.34%	11.30%	10.56%	N/A	4.51%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.33% and 2.93% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

PORTFOLIO ADVISOR COMMENTARY

The Healthcare sector rose, but lagged the broader market, for the six month period ended February 28, 2018, likely due to a combination of a strengthening economy (which generally benefits economically-sensitive companies more than it does purveyors of healthcare) and fears of industry disruption. The latter is being driven in large part by Amazon (0.00%) and its apparent plans to enter the sector. The company received pharmacy licenses in 12 states but has not revealed any details of its plans. In addition, Amazon, JP Morgan (0.00%) and Berkshire Hathaway (0.00%) are teaming up to try to lower healthcare costs for their employees. Again, details are scarce, so at this point the market is forced to speculate about possible effects on the sector. Generally, when Healthcare stocks experience volatility for political or speculative reasons the wise move is to fade the cynicism and buy the fallen stocks. That said, Amazon has disrupted many industries and should be taken seriously, though the complexity of the sector may make the company’s goals harder to achieve. Possibly in response to the changing healthcare landscape, drug store and pharmacy benefit manager CVS Health (1.40%) agreed to acquire health insurer Aetna (3.00%) for about $70 billion. We own both stocks in the Saratoga Health & Biotechnology Portfolio.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amgen, Inc.	10.7%
Anthem, Inc.	6.9%
Express Scripts Holding Co.	6.4%
Waters Corp.	5.7%
McKesson Corp.	5.6%
Cardinal Health, Inc.	5.3%
Johnson & Johnson	4.9%
Biogen, Inc.	4.8%
DaVita, Inc.	4.6%
GlaxoSmithKline PLC	4.1%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	3/1/13 – 2/28/18*	3/1/08 – 2/28/18*	10/22/97 – 2/28/18*	1/14/00 – 2/28/18*
Class A
With Sales Charge	10.53%	19.43%	17.39%	14.18%	6.59%	NA
Without Sales Charge	17.29%	26.71%	18.79%	14.86%	6.91%	NA
Class C
With Sales Charge	15.90%	24.92%	18.07%	14.17%	NA	-0.61%
Without Sales Charge	16.90%	25.92%	18.07%	14.17%	NA	-0.61%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.22% and 2.81% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

PORTFOLIO ADVISOR COMMENTARY

US Technology stocks enjoyed strong returns through year-end 2017. Optimism over less regulation and significant tax cuts boosted the broader market. We believe Technology companies in particular stand to disproportionately benefit from the opportunity to repatriate capital to the US at a lower tax rate. We have already seen numerous Technology companies announce plans to reinvest in America, issue dividends and increase buybacks. Despite concerns over the Fed’s plan to raise interest rates, many investors have yet to fear rate increases due to their low level and the relative absence of inflation. We believe low rates and deflationary trends continue to benefit Main Street and boost prospects for employment and consumer spending, two important drivers of the domestic economy.

E-commerce giant Amazon (6.40%) was the Saratoga Technology & Communication Portfolio’s best performing stock over the last year, while disk drive maker Seagate (2.10%) was the Portfolio’s best performing stock over the last 6 months. The hard drive company rose due mainly to the industry’s insatiable need for storage and performance. The stock’s dividend yield and low relative valuation has likely also attracted interest from income investors in the current low-yielding environment. Towards the end of February 2018, IT-solutions and services company CSRA (1.90%) was acquired by General Dynamics (0.00%) at a premium to its market price. The defense contractor purchased CSRA to expand its government IT operations.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amazon.com, Inc.	6.4%
Cisco Systems, Inc.	6.2%
Alphabet, Inc.	5.8%
Apple, Inc.	5.5%
Facebook, Inc.	5.1%
Microsoft Corp.	4.7%
Alphabet, Inc.	4.0%
Oracle Corp.	3.9%
Intel Corp.	3.5%
KLA-Tencor Corp.	3.5%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 2/28/18	3/1/17 - 2/28/18	3/1/13 - 2/28/18*	3/1/08 – 2/28/18*	10/23/97 - 2/28/18*	1/7/03 - 2/28/18*
Class A
With Sales Charge	3.97%	-0.16%	-3.64%	-2.96%	4.42%	NA
Without Sales Charge	10.30%	5.94%	-2.50%	-2.38%	4.73%	NA
Class C
With Sales Charge	8.97%	4.29%	-3.08%	-2.97%	NA	5.02%
Without Sales Charge	9.97%	5.29%	-3.08%	-2.97%	NA	5.02%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 3.85% and 4.54 % for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

The six-months ended February 28, 2018 saw US equity markets post solid returns, while Energy and Basic Materials companies generally trailed the broad markets for the period. Both sectors stand to benefit from improving economic activity, however they are also capital intensive and the expectations of rising interest rates drives up the cost of capital.

For the period, top contributors to the Saratoga Energy & Basic Materials Portfolio were Colombian integrated oil & gas company Ecopetrol SA (0.00%), coal company Consol Energy (0.56%) and Brazilian integrated oil & gas company Petrobras (3.52%). Ecopetrol SA rose following the announcement of a capital re-structuring plan and news that production exceeded prior forecasts. Key detractors to performance were Canadian integrated oil & gas company Cenovus Energy (2.12%), exploration & production company Range Resources (2.06%) and deep-water drilling equipment company Oceaneering International (0.78%). Cenovus Energy fell after announcing that earnings and cash flow beat expectations but results from the company’s upstream operations fell short. In addition, the company announced an unexpected unrealized hedging loss.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Exxon Mobil Corp.	5.8%
TOTAL SA	5.4%
Royal Dutch Shell PLC	4.3%
CNOOC Ltd.	3.8%
Petroleo Brasileiro SA	3.5%
Valero Energy Corp.	3.5%
LyondellBasell Industries NV	3.2%
Chevron Corp.	3.2%
ArcelorMittal	2.9%
TransCanada Corp.	2.9%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	3/1/13 – 2/28/18*	3/1/08 – 2/28/18*	8/1/00 – 2/28/18*
Class A
With Sales Charge	9.90%	10.42%	10.07%	1.71%	2.72%
Without Sales Charge	16.55%	17.14%	11.37%	2.31%	3.07%
Class C
With Sales Charge	15.29%	15.42%	10.71%	1.71%	2.45%
Without Sales Charge	16.29%	16.42%	10.71%	1.71%	2.45%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 3.88% and 4.73% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

The six months ended February 28, 2018 saw US equity markets rise and Financial Services companies were especially strong for the period. Many Financial Services companies have benefited from the policies of regulatory relief of the new administration as well as rising interest rates, each of which has the potential to increase the profitability outlook of financial services companies. 2017 will likely be remembered as the year when cost-cutting and share buybacks were no longer the only path to wider margins and improved profitability for many companies. The period ended, however, with market morale being somewhat throttled by fears of trade wars and higher interest rates due to the passage of a tax plan and budget that will likely increase the demand for government borrowing.

For the period, the top contributors to the Saratoga Financial Services Portfolio were regional bank Regions Financial (2.50%), credit card and consumer finance company Discover Financial (2.70%), and asset manager Blackrock (4.10%). Investment banking & brokerage was the best performing industry for the Portfolio. Key detractors to performance were multi-line insurer AIG (0.40%), regional bank Hancock Holdings (0.00%), and asset manager Eaton Vance (0.00%). Multi-line insurance was the Worst performing industry and the only industry with negative returns over the period, though the Portfolio’s underweight to the industry ended up adding to relative performance.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Berkshire Hathaway, Inc.	8.5%
Bank of America Corp.	4.5%
Citigroup, Inc.	4.5%
JPMorgan Chase & Co.	4.5%
Wells Fargo & Co.	4.4%
US Bancorp	4.2%
BlackRock, Inc.	4.1%
PNC Financial Services Group, Inc.	4.0%
Progressive Corp.	2.9%
Allstate Corp.	2.8%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	3/1/13 – 2/28/18*	3/1/08 – 2/28/18*	1/4/99 – 2/28/18*	2/14/06 – 2/28/18*
Class A
With Sales Charge	-7.15%	-6.81%	-1.30%	0.75%	NA	1.40%
Without Sales Charge	-1.53%	-1.17%	-0.12%	1.35%	NA	1.90%
Class C
With Sales Charge	-2.53%	-2.32%	-0.49%	0.87%	2.26%	NA
Without Sales Charge	-1.55%	-1.34%	-0.49%	0.87%	2.26%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 1.99% and 2.60% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

As of March 7, 2018, the Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends, and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

PORTFOLIO ADVISOR COMMENTARY

Fixed income securities largely struggled in the most recent period due in part to trade war fears, wage pressures and burgeoning inflation. Fixed income investors have been forewarned that the Federal Reserve’s plan to raise short term rates will continue through 2018 and 2019, with expectations that there would be four rate hikes by the end of 2018. Many bond investors are finally coming to grips with the possibility that the long-term bull market in fixed income securities may be ending. Our decision to focus on shorter term fixed income securities and US Treasury Inflation Protected Securities (TIPS) has been a relative benefit to the Saratoga Investment Quality Bond Portfolio, partially offsetting the damage from higher rates during the period.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Freddie Mac, 1.750%, 5/30/2019	4.9%
Province of Ontario, Canada, 2.450%, 6/29/2022	1.6%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 2/28/18	3/1/17 - 2/28/18	3/1/13 - 2/28/18*	3/1/08 - 2/28/18*	1/4/99 - 2/28/18*	2/14/06 - 2/28/18*
Class A
With Sales Charge	-8.45%	-6.90%	-1.76%	0.03%	NA	0.01%
Without Sales Charge	-2.89%	-1.26%	-0.60%	0.63%	NA	0.50%
Class C
With Sales Charge	-3.94%	-2.08%	-0.75%	0.33%	1.33%	NA
Without Sales Charge	-2.97%	-1.09%	-0.75%	0.33%	1.33%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 4.15% and 4.74% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

As of March 7, 2018, the Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio’s assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-today basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser. An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

PORTFOLIO ADVISOR COMMENTARY

Fixed income securities largely struggled in the most recent period due in part to trade war fears, wage pressures and burgeoning inflation. Fixed income investors have been forewarned that the Federal Reserve’s plan to raise short term rates will continue through 2018 and 2019, with expectations that there would be four rate hikes by the end of 2018. Many bond investors are finally coming to grips with the possibility that the long-term bull market in fixed income securities may be ending.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/28/18. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Dreyfus Institutional Preffered Gov’t Money	35.9%

*	Based on total net assets as of February 28, 2018.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A and C)
2/28/18	0.03%

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Ten Year:	Inception:	Inception:
	9/1/17 - 2/28/18	3/1/17 - 2/28/18	3/1/13 - 2/28/18*	3/1/08 - 2/28/18*	1/4/99 - 2/28/18*	2/14/06 - 2/28/18*
Class A
With Sales Charge	-5.60%	-5.59%	-1.14%	-0.50%	NA	0.01%
Without Sales Charge	0.06%	0.07%	0.02%	0.08%	NA	0.49%
Class C
With Sales Charge	-0.94%	-0.93%	0.02%	0.08%	1.12%	NA
Without Sales Charge	0.06%	0.07%	0.02%	0.08%	1.12%	NA

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 1.40% and 2.00% for the A and C Classes, respectively.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended February 28, 2018
Inception:
12/29/2017 -
2/28/18*
Class A
With Sales Charge	-6.60%
Without Sales Charge	-0.90%
Class C
With Sales Charge	-0.90%
Without Sales Charge	-0.90%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.43 % and 3.18 % for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 44.25%-64.25% of the Portfolio’s assets to core equity investments; 8.75%-18.75% to sector equity investments; 2%-10% to fixed income investments; 5%-15% to money market investments and 11%-21% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by the Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 2.9% during the fourth quarter of 2017. This was a slight decline from the 3.2% AGR during the third quarter of 2017. Personal Consumption Expenditures (PCE) have continued to perform well, up almost 4% during the fourth quarter. The durable goods portion of PCE is leading the way, with double-digit growth during the quarter; the service sector portion of the PCE has maintained a more modest, but nevertheless healthy, growth rate. Gross private domestic investment advanced by more than 4.6% in the quarter. Most major sectors within GDP are doing well. Many economic statistics we track, both in terms of consumption (demand) and production (supply), are currently showing positive trends, suggesting we may be transitioning towards a sustainable expansionary stage of economic activity. Moderate expansionary environments generally mean that both production and consumption are pushing the economy forward, yields are rising, and GDP is seeing moderate-to-robust growth. A shift from a soft growth economy towards a moderately expansionary environment could trigger an allocation shift in our asset allocation models.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the six-month period ending February 2018, we believe monetary policy is negatively affecting the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock and bond sectors.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio	15.8%
Schwab U.S. Large-Cap Value ETF	13.3%
Saratoga Mid Capitalization Portfolio	9.2%
ProShares Investment Grade-Interest Rate Hedged	8.0%
Schwab US Small-Cap ETF	7.8%
Schwab International Equity ETF	7.6%
The IQ Hedged Macro Tracker ETF	6.4%
iShares Core U.S. Aggregate Bond ETF	5.9%
Saratoga Health & Biotechnology Portfolio	3.1%
Vanguard Financials ETF	3.1%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 70%-85% Equity seeks to provide income and capital appreciation by investing in multiple asset classes. The Funds typically have 70%-85% equity exposure in domestic holdings.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended February 28, 2018
Inception:
12/29/2017 -
2/28/18*
Class A
With Sales Charge	-6.41%
Without Sales Charge	-0.70%
Class C
With Sales Charge	-0.70%
Without Sales Charge	-0.70%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.27% and 3.02% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 40%- 60% of the Portfolio’s assets to core equity investments; 8.5%-18.5% to fixed income investments, 17.5%-32.5% to money market investments and 6.5%-16.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by the Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 2.9% during the fourth quarter of 2017. This was a slight decline from the 3.2% AGR during the third quarter of 2017. Personal Consumption Expenditures (PCE) have continued to perform well, up almost 4% during the fourth quarter. The durable goods portion of PCE is leading the way, with double-digit growth during the quarter; the service sector portion of the PCE has maintained a more modest, but nevertheless healthy, growth rate. Gross private domestic investment advanced by more than 4.6% in the quarter. Most major sectors within GDP are doing well. Many economic statistics we track, both in terms of consumption (demand) and production (supply), are currently showing positive trends, suggesting we may be transitioning towards a sustainable expansionary stage of economic activity. Moderate expansionary environments generally mean that both production and consumption are pushing the economy forward, yields are rising, and GDP is seeing moderate-to-robust growth. A shift from a soft growth economy towards a moderately expansionary environment could trigger an allocation shift in our asset allocation models.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the six-month period ending February 2018, we believe monetary policy is negatively affecting the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock and bond sectors.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio	18.3%
Schwab U.S. Large-Cap Value ETF	15.6%
iShares Core U.S. Aggregate Bond ETF	13.2%
Saratoga Mid Capitalization Portfolio	10.8%
The IQ Hedged Macro Tracker ETF	6.4%
ProShares Investment Grade-Interest Rate Hedged	5.0%
Schwab US Small-Cap ETF	2.4%
Schwab International Equity ETF	1.9%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 30%-50% equity invests in both stocks and bonds and maintains a relatively smaller position in stocks. These Funds typically have 20%-50% of assets in equities and 50%-80% of assets in fixed income and cash. Investors cannot invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended February 28, 2018
Inception:
12/29/2017 -
2/28/18*
Class A
With Sales Charge	-6.50%
Without Sales Charge	-0.80%
Class C
With Sales Charge	-0.80%
Without Sales Charge	-0.80%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.41% and 3.16 % for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 43%-63% of the Portfolio’s assets to core equity investments; 3.75%-13.75% to sector equity investments; 4%-14% to fixed income investments; 10%-20% to money market investments and 9.25%-19.25% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by the Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 2.9% during the fourth quarter of 2017. This was a slight decline from the 3.2% AGR during the third quarter of 2017. Personal Consumption Expenditures (PCE) have continued to perform well, up almost 4% during the fourth quarter. The durable goods portion of PCE is leading the way, with double-digit growth during the quarter; the service sector portion of the PCE has maintained a more modest, but nevertheless healthy, growth rate. Gross private domestic investment advanced by more than 4.6% in the quarter. Most major sectors within GDP are doing well. Many economic statistics we track, both in terms of consumption (demand) and production (supply), are currently showing positive trends, suggesting we may be transitioning towards a sustainable expansionary stage of economic activity. Moderate expansionary environments generally mean that both production and consumption are pushing the economy forward, yields are rising, and GDP is seeing moderate-to-robust growth. A shift from a soft growth economy towards a moderately expansionary environment could trigger an allocation shift in our asset allocation models.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the six-month period ending February 2018, we believe monetary policy is negatively affecting the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock and bond sectors.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio	18.5%
Schwab U.S. Large-Cap Value ETF	15.7%
Saratoga Mid Capitalization Portfolio	10.9%
iShares Core U.S. Aggregate Bond ETF	8.9%
The IQ Hedged Macro Tracker ETF	6.4%
ProShares Investment Grade-Interest Rate Hedged	6.0%
Schwab US Small-Cap ETF	4.1%
Schwab International Equity ETF	3.2%
Saratoga Health & Biotechnology Portfolio	2.2%
Vanguard Financials ETF	2.0%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% os assets in equities and the remainder in fixed income and cash. Investors cannot directly invest in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended February 28, 2018
Inception:
12/29/2017 -
2/28/18*
Class A
With Sales Charge	-7.45%
Without Sales Charge	-1.80%
Class C
With Sales Charge	-1.80%
Without Sales Charge	-1.80%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.41 % and 3.16 % for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 45%-65% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to sector equity investments; 2.5%-12.5% to fixed income investments; 7%-17% to money market investments and 10%-20% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

As measured by the Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 2.9% during the fourth quarter of 2017. This was a slight decline from the 3.2% AGR during the third quarter of 2017. Personal Consumption Expenditures (PCE) have continued to perform well, up almost 4% during the fourth quarter. The durable goods portion of PCE is leading the way, with double-digit growth during the quarter; the service sector portion of the PCE has maintained a more modest, but nevertheless healthy, growth rate. Gross private domestic investment advanced by more than 4.6% in the quarter. Most major sectors within GDP are doing well. Many economic statistics we track, both in terms of consumption (demand) and production (supply), are currently showing positive trends, suggesting we may be transitioning towards a sustainable expansionary stage of economic activity. Moderate expansionary environments generally mean that both production and consumption are pushing the economy forward, yields are rising, and GDP is seeing moderate-to-robust growth. A shift from a soft growth economy towards a moderately expansionary environment could trigger an allocation shift in our asset allocation models.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the six-month period ending February 2018, we believe monetary policy is negatively affecting the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock and bond sectors.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio	17.8%
Schwab U.S. Large-Cap Value ETF	14.8%
The IQ Hedged Macro Tracker ETF	13.6%
Saratoga Mid Capitalization Portfolio	10.3%
iShares Core U.S. Aggregate Bond ETF	7.5%
Schwab US Small-Cap ETF	6.4%
Schwab International Equity ETF	5.4%
Saratoga Health & Biotechnology Portfolio	2.6%
Vanguard Financials ETF	2.5%
Saratoga Technology & Communications Portfolio	2.1%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% os assets in equities and the remainder in fixed income and cash. Investors cannot directly invest in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MODERATELY CONSERVATIVE BALANCED ALLOCATION
PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Goodyear, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Period Ended February 28, 2018
Inception:
12/29/2017 -
2/28/18*
Class A
With Sales Charge	-8.01%
Without Sales Charge	-2.40%
Class C
With Sales Charge	-2.40%
Without Sales Charge	-2.40%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, are 2.31% and 3.06 % for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. Currently, the Manager intends to allocate approximately 48%-68% of the Portfolio’s assets to core equity investments; 5.5%-15.5% to fixed income investments, 11%-21% to money market investments and 10.5%-20.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

As measured by the Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 2.9% during the fourth quarter of 2017. This was a slight decline from the 3.2% AGR during the third quarter of 2017. Personal Consumption Expenditures (PCE) have continued to perform well, up almost 4% during the fourth quarter. The durable goods portion of PCE is leading the way, with double-digit growth during the quarter; the service sector portion of the PCE has maintained a more modest, but nevertheless healthy, growth rate. Gross private domestic investment advanced by more than 4.6% in the quarter. Most major sectors within GDP are doing well. Many economic statistics we track, both in terms of consumption (demand) and production (supply), are currently showing positive trends, suggesting we may be transitioning towards a sustainable expansionary stage of economic activity. Moderate expansionary environments generally mean that both production and consumption are pushing the economy forward, yields are rising, and GDP is seeing moderate-to-robust growth. A shift from a soft growth economy towards a moderately expansionary environment could trigger an allocation shift in our asset allocation models.

We rely on roughly 50 macro-economic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of the six-month period ending February 2018, we believe monetary policy is negatively affecting the stock and bond sectors, interest rates are neutral for the stock sector and negative for the bond sector, valuations are neutral for the stock sector, and inflation is neutral for the stock and bond sectors.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Saratoga Large Capitalization Growth Portfolio	18.4%
Schwab U.S. Large-Cap Value ETF	15.8%
The IQ Hedged Macro Tracker ETF	13.9%
Saratoga Mid Capitalization Portfolio	11.5%
iShares Core U.S. Aggregate Bond ETF	9.4%
Schwab US Small-Cap ETF	6.4%
Schwab International Equity ETF	5.3%
James Alpha Macro Portfolio	0.9%
ProShares Investment Grade-Interest Rate Hedged	0.8%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

The Morningstar US Fund Allocation 50%-70% Equity invests in stocks and bonds and maintains a relatively higher position in stocks. The funds typically have 50%-70% os assets in equities and the remainder in fixed income and cash. Investors cannot directly invest in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MACRO PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Inception:	Inception:
	9/1/17 -2/28/18	3/1/17 -2/28/18	3/1/13 – 2/28/18*	2/1/11 – 2/28/18*	1/5/12 – 2/28/18*
Class A
With Sales Charge	-5.76%	-6.15%	-3.23%	-1.45%	NA
Without Sales Charge	0.00%	-0.43%	-2.08%	-0.63%	NA
Class C
With Sales Charge	-1.34%	-2.23%	-2.81%	NA	-1.87%
Without Sales Charge	-0.34%	-1.24%	-2.81%	NA	-1.87%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, is 1.97% and 2.72% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing all or substantially all of its assets in the following market sectors (“Sectors”): commodities; global inflation-linked bonds; event-linked securities; global equities; emerging market bonds; emerging market currencies; high-yield bonds, quantitative, and global macro. The Manager allocates the Portfolio’s assets across the Sectors based on the Manager’s forecasted return and risk characteristics for each Sector. The Portfolio may invest no more than 33 % of its assets in any single Sector at the time of initial investment or as a result of a rebalancing, although actual Sector weightings may deviate from the maximum allocation percentage from time to time due to market movements.

PORTFOLIO ADVISOR COMMENTARY

The US economy ended 2017 in solid shape, expanding nearly 3% in the fourth quarter, driven in part by consumer spending. Risky asset classes generally outperformed, led by US equities and emerging markets. Commodities continued to recover, ending at highs for the year. Fixed income largely struggled as rates surged higher in the last six months of the year. Policy expectations for the new administration helped reignite inflation expectations, helping cause benchmark interest rates to rise and bond prices to fall. Furthermore, the Federal Reserve (Fed) raised policy rates in December. The start of 2018 has been riddled with volatility unseen in recent years. Equity volatility spiked in February, partially due to investor concerns that the Fed would quicken its pace of rate hikes after a bigger-than-expected increase in wages. Yields have shown some volatility, but to a lesser degree. We believe a multitude of events that are taking shape in 2018 will lead to elevated uncertainty and higher capital market volatility over the coming year.

For the period of September 1, 2017 through February 28, 2018, the James Alpha Macro’s Multi-Strategy and Active Trading styles produced positive attribution. However, what looks to be an end to the 30+ year bull market in US rates, as well as an uptick in commodity prices led to significant negative performance in February in the important trend-following CTA strategies.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MACRO PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Vanguard Total International Bond ETF	18.0%
Altegris Futures Evolution Strategy Fund, Class I	9.2%
AQR Managed Futures Strategy Fund, Class I	9.2%
Guggenheim S&P 500 Equal Weight ETF	6.7%
SPDR Barclays Euro High Yield Bond UCITS ETF	4.3%
Salient Adaptive Growth Fund	4.1%
iShares S&P GSCI Commodity Indexed Trust	3.0%
SPDR Gold Shares	2.9%
iShares MSCI EAFE ETF	1.4%
iShares MSCI Emerging Markets ETF	1.4%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition*

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Five Year:	Inception:	Inception:
	9/1/17 -2/28/18	3/1/17 -2/28/18	3/1/13 – 2/28/18*	10/26/09 – 2/28/18*	1/5/12 – 2/28/18*
Class A
With Sales Charge	-6.81%	-1.17%	3.95%	8.61%	NA
Without Sales Charge	-1.11%	4.86%	5.18%	9.60%	NA
Class C
With Sales Charge	-2.42%	3.14%	4.59%	NA	9.32%
Without Sales Charge	-1.49%	4.09%	4.59%	NA	9.32%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, is 1.69% and 2.37% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Sub-Adviser uses both a quantitative screening process and a qualitative stock selection process when selecting securities for investment by the Portfolio. Quantitative Screening Process: The Sub-Adviser and Green Street Advisors have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Sub-Adviser uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 80 qualifying securities for evaluation by the Sub-Adviser (“Qualifying Securities”). Qualifying Securities may include those issued by companies in a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Sub-Adviser in determining appropriate investments for the Portfolio. The Sub-Adviser selects the top 40 to 50 securities from among the approximately 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space. The Sub-Adviser may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.

PORTFOLIO ADVISOR COMMENTARY

During the period from September 1, 2017 through February 28, 2018, global real estate stocks initially rose, extending the rally that began late last year after the US election, as the associated hopes for tax cuts, increased stimulus spending and regulatory reform fueled investor expectations for stronger economic growth. During the latter part of the period, despite continued improvement in fundamentals, real estate stock prices were largely weighed down by fears of rising interest rates as the US Fed adopted a slightly more hawkish tone. While a move higher in short-term interest rates typically can cause transitory dislocation among yield-sensitive asset classes, including the listed property company sector, history suggests that property company shares have the potential to benefit from the underlying forces that cause long-term rates to move higher, namely economic growth that drives more demand for capital and also for commercial space. The general conclusion is that listed real estate can theoretically generate positive returns during periods of rising interest rates.

We believe returns in the high single-digits for property stocks in the year ahead are possible. We expect the economic and real estate cycles to remain in a prolonged recovery stage. The still-slow pace of economic growth, subdued development starts, and a low inflation/low interest rate environment could ensure continued investor demand for real estate. Thus, we believe the bull case for global REITs remains intact. Despite the length of the current bull market, we have confidence that bull markets don’t die of old age, they die of excesses. For real estate, that often means excess new supply from development, which continues to be muted and the most recent data point to a tick down in new construction. Gains could be tougher to come by which means that selectivity and stock-picking should continue to be important. We estimate that listed property companies globally trade at a 15% discount to our estimates of the private market value of the real estate they own, thus we are convinced that commercial real estate is “on sale” in the listed markets.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Colony NorthStar, Inc.	5.7%
Kennedy-Wilson Holdings, Inc.	5.5%
Equinix, Inc.	3.6%
Dexus	3.6%
Goodman Group	3.4%
American Homes 4 Rent	3.1%
Deutsche Wohnen AG	3.1%
Sun Communities, Inc.	3.0%
Hongkong Land Holdings Ltd.	2.8%
CoreCivic, Inc.	2.8%

*	Based on total net assets as of February 28, 2018.

**	Based on total investments as of February 28, 2018.

Excludes short-term investments.

Portfolio Composition **

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	9/29/14 – 2/28/18*
Class A
With Sales Charge	-3.21%	-5.44%	-2.39%
Without Sales Charge	2.70%	0.28%	-0.69%
Class C
With Sales Charge	1.24%	-1.47%	-1.42%
Without Sales Charge	2.24%	-0.51%	-1.42%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, is 3.61% and 4.36% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that will be employed by the Portfolio include the following: (i) Equity Strategies- the Portfolio will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies; (ii) Merger Arbitrage Strategies- the Portfolio’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations; (iii) Real Estate-Related Strategies- the Portfolio’s real-estate related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies; (iv) Master Limited Partnership (MLP) Strategies- the Portfolio will invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (ETNs) that track MLPs; and (v) Risk-Adjusted Long/Short Debt Strategy- the risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the strategy will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). The Portfolio may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Portfolio may generally invest in foreign securities without limitation, the Portfolio will limit its investments in emerging markets securities to 25% of the Portfolio’s assets.

PORTFOLIO ADVISOR COMMENTARY

The US economy looks to be on firm ground, continuing its expansion in the fourth quarter of 2017. US equity markets led gains over the period, followed by Emerging Markets. Fixed income struggled as rates surged higher in the six months ended 2/28/18. Policy expectations for the new administration reignited inflation expectations causing benchmark interest rates to rise and bond prices to fall. Furthermore, the Federal Reserve (Fed) raised policy rates in December. The global real estate sector lacked clear momentum as many investors were trying to balance prospects of global growth and rising interest rate expectations. Our energy and related infrastructure companies came under pressure in 2018, but still posted positive gains for the period. We believe central bank policies will likely continue to diverge in 2018 as the US goes down the path of higher policy rates with most of the rest of the world continuing to ease. The Fed appears increasingly confident that the US economy can withstand higher interest rates. We believe three or four rate hikes in 2018 is a reasonable expectation at this point, but ultimately the pace of rate hikes will likely depend on incoming economic data in 2018.

We believe the James Alpha Multi-Strategy Alternative Income Portfolio’s Merger Arbitrage strategy can be an effective hedge in a rising interest rate environment; we maintain our merger arbitrage position in an attempt to offset our interest rate sensitive income-oriented investments. In 2018, we expect moderate global growth could offset interest rate sensitivity of real estate. We believe the MLP sector recovery should continue, given attractive relative valuations.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
NXP Semiconductors NV	3.1%
Time Warner, Inc.	2.7%
Snyder’s-Lance, Inc.	1.5%
Cheniere Energy, Inc.	1.4%
MPLX LP	1.4%
Phillips 66 Partners LP	1.4%
Five9, Inc.	1.4%
Cavium, Inc.	1.4%
Monsanto Co.	1.4%
GTT Communications, Inc.	1.4%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments and short-sales.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months :	One Year:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	7/31/15 – 2/28/18*
Class A
With Sales Charge	-2.88%	-1.71%	0.25%
Without Sales Charge	3.05%	4.26%	2.58%
Class C
With Sales Charge	1.63%	2.44%	1.85%
Without Sales Charge	2.63%	3.44%	1.85%

* Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, is 3.07% and 3.82% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the S&P 500® Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to S&P 500® Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the S&P 500® Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISOR COMMENTARY

The semi-annual period ended 2/28/18 looked like a tale of two cities, with the 2017 period being dominated by a global economic recovery and the culmination of a long-awaited US fiscal stimulus package. Combined with the strong deregulation support and global recovery, both US and Emerging Markets equities powerfully improved through the year. Valuations, as a result, began to look frothy. In contrast, the 2018 period brought with it concerns about interest rates, trade protectionism, and technology privacy. Looking at the close of 2017 through the lens of global equity markets, one could only surmise that all was right with the world. As such, being completely long equity looked like the only rational behavior for many investors; in fact, some of Wall Street’s strategists called for another year of double digit gains. Elevated valuation concerns were largely dismissed, excused by low interest rates.

As 2018 opened, the initial signs of interest rate reversal clearly flashed to the upside. Additional concerns that nationalism (not just a US phenomenon, potentially) will lead to greater protectionism, increasing the cost of goods and trade, along with other inflationary forces seemed to pause the global appetite for risk. As rising rate concerns mount, a move to manage risk exposures at regulators and back office operations seems to have inadvertently (but not necessarily unexpectedly) caused volatility sellers to reduce their short volatility positions. This helped push volatility higher. Due in part to the put option spread approach of the James Alpha Managed Risk Domestic Equity Portfolio, losses during this volatile period were relatively subdued. While this particular option strategy underperformed during recent rallies, it has improved on a relative basis as volatility has returned. Importantly, we believe the forces that have elevated volatility this year could remain for the longer term if the stimulus of QE continues to be removed, protectionism fears rise, and geopolitical concerns arise.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
SPDR S&P 500 ETF Trust	84.6%

*	Based on total net assets as of February 28, 2018.

**	Based on total investments as of February 28, 2018.

Excludes short-term investments and written options.

Portfolio Composition**

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	7/31/15 – 2/28/18*
Class A
With Sales Charge	-3.76%	1.60%	-0.26%
Without Sales Charge	2.10%	7.82%	2.05%
Class C
With Sales Charge	0.80%	6.07%	1.36%
Without Sales Charge	1.75%	7.07%	1.36%

* Annualized performance for periods greater than one year. performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2017, is 3.39% and 4.13% for the A and C Classes, respectively..

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio will seek to achieve its objective by combining a long equity strategy with an options hedging strategy that seeks to provide protection during significant equity market downturns. The long equity strategy seeks to replicate the returns of the MSCI Emerging Markets Index and to enhance these returns through the use of leverage. The Portfolio will achieve exposure to MSCI Emerging Markets Index companies primarily through exchange-traded funds (“ETFs”), mutual funds and closed-end funds but may also gain exposure through direct investment in common and preferred stocks. The Portfolio’s Sub-Adviser will use its discretion on when to deploy the options hedging strategies, which will vary depending on option prices. The Sub-Adviser may also seek to enhance the returns of the Portfolio’s long equity strategy by buying or selling options on ETFs whose strategies seek to minimize volatility (volatility ETFs). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or investments that provide exposure to equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Portfolio intends to borrow money from banks to create leverage of up to 30% of the Portfolio’s assets. The Portfolio plans to invest the assets obtained through leverage in additional instruments that provide exposure to the MSCI Emerging Markets Index companies as well as in additional options as part of the Portfolio’s hedging strategies. The Portfolio will therefore have long exposure of up to 130% its assets. The Sub-Adviser uses proprietary valuation methods and risk measures as well as publicly available data regarding market volatility levels in managing the hedging strategies. The Sub-Adviser considers multiple factors in determining how much leverage to employ and expected market volatility levels, such as premium at risk, the time to expiration of options, the rate that options lose value as they near maturity, the risk of gain or loss resulting from changes in volatility, and the notional exposure of the options relative to the Portfolio’s long positions. The Sub-Adviser’s proprietary option valuation methods will be used to determine when to use a particular option strategy and when to realize gains on the Portfolio’s options positions.

PORTFOLIO ADVISOR COMMENTARY

The semi-annual period ended 2/28/18 looked like a tale of two cities, with the 2017 period being dominated by a global economic recovery and the culmination of a long-awaited US fiscal stimulus package. Combined with the strong deregulation support and global recovery, both US and Emerging Markets equities powerfully improved through the year. Valuations, as a result, began to look frothy. In contrast, the 2018 period brought with it concerns about interest rates, trade protectionism, and technology privacy. Looking at the close of 2017 through the lens of global equity markets, one could only surmise that all was right with the world. As such, being completely long equity looked like the only rational behavior for many investors; in fact, some of Wall Street’s strategists called for another year of double digit gains. Elevated valuation concerns were largely dismissed, excused by low interest rates.

As 2018 opened, the initial signs of interest rate reversal clearly flashed to the upside. Additional concerns that nationalism (not just a US phenomenon, potentially) will lead to greater protectionism, increasing the cost of goods and trade, along with other inflationary forces seemed to pause the global appetite for risk. As rising rate concerns mount, a move to manage risk exposures at regulators and back office operations seems to have inadvertently (but not necessarily unexpectedly) caused volatility sellers to reduce their short volatility positions. This helped push volatility higher. Due in part to the put option spread approach of the James Alpha Managed Risk Emerging Markets Portfolio, losses during this volatile period were relatively subdued. While this particular option strategy underperformed during recent rallies, it has improved on a relative basis as volatility has returned. Importantly, we believe the forces that have elevated volatility this year could remain for the longer term if the stimulus of QE continues to be removed, protectionism fears rise, and geopolitical concerns arise.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
iShares MSCI Emerging Markets ETF	69.0%

*	Based on total net assets as of February 28, 2018.

**	Based on total investments as of February 28, 2018.

Excludes short-term investments and written options.

Portfolio Composition**

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide high current income as its primary objective.

Total Aggregate Return for the Period Ended February 28, 2018
	Six Months:	One Year:	Inception:
	9/1/17 – 2/28/18	3/1/17 – 2/28/18	12/31/13– 2/28/18*
Class A
With Sales Charge	-3.59%	-1.34%	2.02%
Without Sales Charge	2.01%	4.44%	3.41%
Class C
With Sales Charge	0.66%	2.66%	2.73%
Without Sales Charge	1.66%	3.66%	2.73%

* Annualized performance for periods greater than one year. for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2017, is 2.52% and 3.12% for the A and C Classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long-short, long-only and hedging strategies. Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase. It is expected that the Portfolio will keep its average duration equal to or below three years. Hedging strategies are used by the Portfolio in an attempt to mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for currency and interest rate hedging purposes. The Portfolio will invest its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The principal investment strategies that may be employed by the Portfolio include the following: (i) Senior Loan Floating Rate Strategy- the senior loan floating rate strategy concentrates on investment opportunities in senior-secured and second-lien loans and bonds; (ii) Short Duration High Yield Strategy- the short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility; (iii) Relative Value Long/Short Debt Strategy- the relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. Proprietary research tools include credit spread analysis; and (iv) Risk-Adjusted Long/Short Debt Strategy- the risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the strategy will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities). One or more of the above strategies may be achieved through investments in ETFs and other registered investment companies instead of direct investments. The Manager’s investment process is based on a consultative four step approach: 1) Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints; 2) Manager Research – Sourcing and vetting investment managers; 3) Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and 4) Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

PORTFOLIO ADVISOR COMMENTARY

Fixed income generally struggled as rates surged higher during the six month period ended 2/28/18. Policy expectations for the new administration helped reignite inflation expectations causing benchmark interest rates to rise and bond prices to fall. Furthermore, the Federal Reserve (Fed) raised policy rates in December, pushing the yield on the 10-year US Treasury up. The high-yield bond sector, which often trades more closely to stocks, was the exception in fixed income as it enjoyed solid gains in

2017. While the start of 2018 has been riddled with volatility unseen in recent years, the fundamentals of the global economy remain strong. Equity volatility spiked in February. Yields have shown some volatility, but to a lesser degree. Given the backdrop of rising rates, fixed income markets were challenged in the first quarter of 2018, with many major market indices generating negative returns year-to-date. The Fed appears increasingly confident that the US economy can withstand higher interest rates. We believe three or four rate hikes in 2018 is a reasonable expectation at this point, however, a full-scale trade war sparked by the administration’s new tariffs could derail global economic growth and slow the pace of future rate hikes. Ultimately the pace of rate hikes should depend on incoming economic data in 2018.

The James Alpha Hedged High Income Portfolio maintains what we believe to be a cautious positioning, with short duration and hedging in place. We believe that the high yield market is fully priced and are attempting to position the Portfolio for a correction when we could potentially make opportunistic high yielding investments.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
American Beacon Sound Point Floating Rate Income Fund	6.9%
AlphaCentric Income Opportunities Fund	4.5%
Semper MBS Total Return Fund	4.5%
VanEck Vectors Emerging Markets High Yield Bond ETF	1.9%
Alerian MLP ETF	1.6%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1.6%
Clean Energy Fuel Corp., 5.25%, 10/01/2018	1.0%
Cloud Crane LLC	1.0%
Ascent Resources Utica Holdings LLC	1.0%
Flexi-Van Leasing, Inc.	0.9%

*	Based on total net assets as of February 28, 2018.

Excludes short-term investments and futures.

Portfolio Composition*

The Barclays U.S. Aggregate Bond Index, is made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Investors cannot invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	COMMON STOCK - 98.7%
	BIOTECHNOLOGY - 3.1%
6,300	Gilead Sciences, Inc.	$495,999

	CHEMICALS - 3.1%
7,125	DowDuPont, Inc.	500,888

	COMMERCIAL SERVICES - 10.6%
9,625	AerCap Holdings NV *	477,496
12,875	Macquarie Infrastructure Corp.	521,437
31,000	Sabre Corp.	712,070
		1,711,003
	DISTRIBUTION/WHOLESALE - 2.3%
9,375	LKQ Corp. *	370,125

	ELECTRIC - 4.3%
26,825	NRG Energy, Inc.	693,695

	ELECTRONICS - 4.6%
19,350	Koninklijke Philips N.V. - ADR	736,461

	ENGINEERING & CONSTRUCTION - 2.8%
12,750	AECOM *	452,753

	HOME BUILDERS - 2.7%
8,075	Lennar Corp.	456,884

	HOME FURNISHINGS - 3.0%
9,875	Tempur Sealy International, Inc. *	488,121

	INSURANCE - 10.9%
12,900	American International Group, Inc.	739,686
3,313	Chubb Ltd.	470,181
11,725	MetLife, Inc.	541,578
		1,751,445
	INTERNET - 3.8%
11,475	Liberty Ventures *	614,142

	LEISURE TIME - 4.2%
12,125	Norwegian Cruise Line Holdings Ltd. *	689,912

	LODGING - 4.0%
50,675	Caesars Entertainment Corp. *	643,572

	MEDIA - 8.3%
18,900	Comcast Corp.	684,369
19,675	Liberty Media Corp-Liberty Formula One *	647,898
		1,332,267
	OIL & GAS - 3.4%
10,900	EQT Corp.	548,379

	PACKAGING & CONTAINERS - 3.2%
4,350	Packaging Corp. of America	518,520

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 98.7% (Continued)
	REAL ESTATE INVESTMENT TRUSTS - 9.0%
12,858	Gaming and Leisure Properties, Inc.	$427,657
79,600	Spirit Realty Capital, Inc.	620,880
20,682	VICI Properties, Inc. *	404,333
		1,452,870
	RETAIL - 3.2%
2,500	Ulta Beauty, Inc. *	508,375

	SEMICONDUCTORS - 7.8%
2,200	Broadcom Ltd.	542,212
8,950	Qorvo, Inc. *	722,354
		1,264,566
	TELECOMMUNICATIONS - 4.4%
27,975	ARRIS International PLC *	713,362

	TOTAL COMMON STOCK (Cost - $16,024,174)	15,943,339

	SHORT-TERM INVESTMENTS - 5.9%
951,811	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^	951,811
	(Cost - $951,811)

Principal
	COLLATERAL FOR SECURITIES LOANED - 11.9%
	REPURCHASE AGREEMENTS - 11.9%
$917,632	Royal Bank of Scotland Repo, dated 02/28/18, due 03/1/18, 1.35%, total to be received $917,632
	(Collateralized by various U.S Government Agency Obligations, 07/31,18-11/15/45, 0.494%-3.750%, totaling $917,632)	917,632

	Royal Bank of Canada Repo, dated 02/28/18, due 03/01/18, 1.35%, total to be received $1,000,000
1,000,000	(Collateralized by various U.S Government Agency Obligations, 07/01/18-09/09/49, 0.000%-5.000%, totaling $1,000,000)	1,000,000
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,917,632)	1,917,632

	TOTAL INVESTMENTS - 116.5% (Cost - $18,893,617) (a)	$18,812,782

	OTHER ASSETS AND LIABILITIES - (16.5)%	(2,678,612)

	NET ASSETS - 100.0%	$16,134,170

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

ADR - American Depository Receipt

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $18,942,361 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$684,709
Unrealized depreciation:	(814,287)
Net unrealized depreciation:	$(129,578)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	COMMON STOCK - 97.6%
	AEROSPACE/DEFENSE - 4.3%
4,080	Boeing Co.	$1,477,817
600	Lockheed Martin Corp.	211,464
		1,689,281
	APPAREL - 2.2%
11,300	VF Corp.	842,641

	AUTO PARTS & EQUIPMENT - 2.5%
17,500	Allison Transmission Holdings, Inc.	693,525
4,200	Lear Corp.	783,594
		1,477,119
	BANKS - 0.6%
3,700	East West Bancorp, Inc.	242,535

	BIOTECHNOLOGY - 4.5%
1,900	Biogen, Inc. *	549,081
24,900	Exelixis, Inc.	642,420
10,390	Ionis Pharmaceuticals, Inc. *	548,800
		1,740,301
	CHEMICALS - 3.1%
2,822	DowDuPont, Inc.	198,387
2,240	LyondellBasell Industries NV	242,413
1,850	Monsanto Co.	228,234
1,940	PPG Industries, Inc.	218,134
2,180	Praxair, Inc.	326,455
		1,213,623
	COMMERCIAL SERVICES - 3.6%
6,600	Total System Services, Inc.	580,470
4,620	United Rentals, Inc. *	808,916
		1,389,386
	COMPUTERS - 6.1%
1,400	Accenture PLC	225,414
12,050	Apple, Inc.	2,146,346
		2,371,760
	DIVERSIFIED FINANCIAL SERVICES - 3.2%
3,720	Ameriprise Financial, Inc.	581,957
1,400	Mastercard, Inc.	246,064
3,460	Visa, Inc.	425,372
		1,253,393
	FOOD - 3.4%
17,800	Sprouts Farmers Market, Inc.*	458,528
14,250	Sysco Corp.	850,013
		1,308,541
	HEALTHCARE-PRODUCTS - 7.3%
3,190	Align Technology, Inc. *	837,439
11,800	Baxter International, Inc.	799,922
1,800	Cooper Companies, Inc.	414,936
3,980	IDEXX Laboratories, Inc. *	745,175
		2,797,472
	INSURANCE - 2.4%
16,130	Progressive Corp.	928,765

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 97.6% (Continued)
	INTERNET - 15.8%
1,103	Alphabet, Inc. - Class A *	$1,217,624
1,107	Alphabet, Inc. - Class C *	1,222,936
709	Amazon.com, Inc. *	1,072,327
5,800	F5 Networks, Inc. *	861,416
9,783	Facebook, Inc. *	1,744,505
		6,118,808
	LODGING - 4.1%
10,940	Hilton Worldwide Holdings, Inc.	883,843
4,250	Wynn Resorts Ltd.	711,875
		1,595,718
	MACHINERY-CONSTRUCTION & MINING - 1.9%
4,900	Caterpillar, Inc.	757,687

	MACHINERY-DIVERSIFIED - 1.3%
2,850	Rockwell Automation, Inc.	515,280

	MISCELLANEOUS MANUFACTURING - 1.8%
700	3M Co.	164,857
3,410	Illinois Tool Works, Inc.	550,510
		715,367
	PHARMACEUTICALS - 0.5%
2,600	Express Scripts Holding Co. *	196,170

	REAL ESTATE INVESTMENT TRUSTS - 2.1%
1,850	American Tower Corp.	257,760
1,180	Crown Castle International Corp.	129,871
300	Equinix, Inc.	117,630
580	Public Storage	112,775
1,180	Simon Property Group, Inc.	181,142
		799,178
	RETAIL - 9.6%
4,300	Costco Wholesale Corp.	820,870
2,950	Domino’s Pizza, Inc.	656,109
7,210	Home Depot, Inc.	1,314,167
6,050	McDonald’s Corp.	954,327
		3,745,473
	SEMICONDUCTORS - 1.6%
800	Broadcom Ltd.	197,168
600	NVIDIA Corp.	145,200
2,250	Texas Instruments, Inc.	243,787
		586,155
	SOFTWARE - 12.4%
5,290	Adobe Systems, Inc. *	1,106,298
4,120	Intuit, Inc.	687,463
23,913	Microsoft Corp.	2,242,321
6,900	Take-Two Interactive Software, Inc. *	771,903
		4,807,985
	TELECOMMUNICATIONS - 3.3%
8,110	Motorola Solutions, Inc.	860,877
5,530	T-Mobile US, Inc. *	335,173
1,900	Verizon Communications, Inc.	90,706
		1,286,756
	TOTAL COMMON STOCK (Cost - $29,669,899)	38,379,394

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 1.4%
530,048	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^	$530,048
	(Cost - $530,048)

Principal
	COLLATERAL FOR SECURITIES LOANED - 0.0%
	REPURCHASE AGREEMENTS - 0.0%
	Nomura Repo, dated 2/28/18, due 3/1/18, 1.04%, total to be received $446
$446	(Collateralized by various U.S Government Agency Obligations, 03/01/2018-09/09/2049, 0.000% - 4.375%, totaling $446)

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $446)	446

	TOTAL INVESTMENTS - 99.0% (Cost - $30,200,393) (a)	$38,909,888

	OTHER ASSETS AND LIABILITIES - (1.0)%	3,821

	NET ASSETS - 100.0%	$38,913,709

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $31,303,952 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$7,948,816
Unrealized depreciation:	(342,879)
Net unrealized appreciation:	$7,605,937

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	COMMON STOCK - 98.6%
	BANKS - 7.6%
8,800	Bank of NT Butterfield & Son Ltd.	$401,368
3,900	Chemical Financial Corp.	215,241
11,350	Huntington Bancshares, Inc.	178,195
4,000	PacWest Bancorp	208,560
		1,003,364
	BUILDING MATERIALS - 1.4%
3,000	Masonite International Corp. *	183,150

	CHEMICALS - 3.6%
2,800	FMC Corp.	219,744
6,000	PolyOne Corp.	247,860
		467,604
	COMMERCIAL SERVICES - 6.2%
2,350	Global Payments, Inc.	266,466
4,550	KAR Auction Services, Inc.	246,064
12,700	Laureate Education, Inc. + *	169,799
2,675	ServiceMaster Global Holdings, Inc. *	137,388
		819,717
	COMPUTERS - 5.1%
1,675	CACI International, Inc. *	249,659
1,675	Check Point Software Technologies Ltd. *	174,016
7,350	NCR Corp. *	242,550
		666,225
	DIVERSIFIED FINANCIAL SERVICES - 6.3%
825	Alliance Data Systems Corp.	198,792
2,300	Nasdaq, Inc.	185,725
2,975	SEI Investments Co.	216,669
6,200	Synchrony Financial	225,618
		826,804
	ELECTRIC - 2.1%
13,950	Atlantica Yield PLC	273,838

	ELECTRICAL COMPONENTS & EQUIPMENTS - 1.4%
1,450	Hubbell, Inc.	190,022

	ENTERTAINMENT - 1.8%
3,800	Six Flags Entertainment Corp. +	243,542

	FOOD SERVICE - 2.0%
6,350	Aramark	264,859

	HAND/MACHINE TOOLS - 4.1%
13,050	Milacron Holdings Corp. *	279,662
1,600	Snap-on, Inc.	254,752
		534,414
	HEALTHCARE-SERVICES - 3.9%
2,625	Centene Corp. *	266,228
3,275	Envision Healthcare Corp. *	126,087
1,230	IQVIA Holdings, Inc. *	120,946
		513,261
	HOUSEHOLD PRODUCTS/WARES - 1.6%
1,750	Avery Dennison Corp.	206,762

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 98.6% (Continued)
	HOUSEWARES - 1.0%
5,076	Newell Brands, Inc.	$130,402

	INSURANCE - 9.0%
2,925	Arthur J. Gallagher & Co.	202,147
4,050	Athene Holding Ltd. *	191,200
1,475	Essent Group Ltd. *	66,508
3,525	First American Financial Corp.	204,556
2,875	Hartford Financial Services Group, Inc.	151,944
4,475	MGIC Investment Corp. *	61,710
3,375	Radian Group, Inc.	69,255
1,575	Reinsurance Group of America, Inc.	242,219
		1,189,539
	INTERNET - 0.7%
1,550	RingCentral, Inc. *	97,108

	INVESTMENT COMPANIES - 2.4%
19,671	Ares Capital Corp.	310,605

	IRON/STEEL - 1.7%
2,525	Reliance Steel & Aluminum Co.	227,679

	LODGING - 2.3%
15,100	Extended Stay America, Inc.	302,453

	MACHINERY-CONSTRUCTION & MINING - 1.5%
2,475	Oshkosh Corp.	195,352

	MACHINERY-DIVERSIFIED - 1.9%
2,075	Middleby Corp. *	249,519

	MEDIA - 2.0%
3,600	Nexstar Media Group, Inc.	257,220

	METAL FABRICATE/HARDWARE - 1.1%
3,175	Timken Co.	139,065

	MINING - 1.6%
18,475	Constellium NV *	214,310

	MISCELLANEOUS MANUFACTURING - 1.5%
2,825	Pentair PLC	194,049

	OIL & GAS - 5.9%
5,625	Continental Resources, Inc. *	267,244
18,700	QEP Resources, Inc. *	161,194
24,700	WPX Energy, Inc. *	349,011
		777,449
	OIL & GAS SERVICES - 1.7%
3,100	Baker Hughes, a GE company	81,840
12,250	Forum Energy Technologies, Inc. *	138,425
		220,265
	PACKAGING & CONTAINERS - 3.1%
6,100	Crown Holdings, Inc. *	304,024
850	Packaging Corp. of America	101,320
		405,344

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 98.6% (Continued)
	REAL ESTATE INVESTMENT TRUSTS - 3.5%
2,875	CyrusOne, Inc.	$143,463
19,525	New Residential Investment Corp.	314,938
		458,401
	RETAIL - 1.9%
1,175	PVH Corp.	169,529
1,600	Signet Jewelers Ltd.	80,448
		249,977
	SEMICONDUCTORS - 1.3%
1,925	Analog Devices, Inc.	173,539

	SOFTWARE - 3.4%
3,300	Fidelity National Information Services, Inc.	320,694
850	Fiserv, Inc. *	121,882
		442,576
	TELECOMMUNICATIONS - 1.7%
5,650	CommScope Holding Co., Inc. *	218,711

	TEXTILES - 2.3%
1,275	Mohawk Industries, Inc. *	305,847

	TOTAL COMMON STOCK (Cost - $10,163,996)	12,952,972

	SHORT-TERM INVESTMENTS - 2.1%
270,728	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^	270,728
	(Cost - $270,728)

Principal
	COLLATERAL FOR SECURITIES LOANED - 3.2%
	REPURCHASE AGREEMENTS - 3.2%
$419,693	Citibank, dated 02/28/2018, due 03/01/18, 1.35%, total to be received $419,693
	(Collateralized by various U.S. Government Agency Obligations, 03/29/18-09/09/49, 0.000%-8.875% totaling $419,693)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $419,693)	419,693

	TOTAL INVESTMENTS - 103.9% (Cost - $10,854,417) (a)	$13,643,393

	OTHER ASSETS AND LIABILITIES - (3.9)%	(477,667)

	NET ASSETS - 100.0%	$13,165,726

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $11,021,197 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,238,397
Unrealized depreciation:	(616,201)
Net unrealized appreciation:	$2,622,196

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	COMMON STOCK - 97.0%
	AEROSPACE/DEFENSE - 1.1%
621	Curtiss-Wright Corp.	$83,823

	AUTO MANUFACTURERS - 0.7%
2,340	Wabash National Corp.	51,129

	AUTO PARTS & EQUIPMENT - 2.2%
3,677	Dana, Inc.	97,698
2,531	Meritor, Inc. *	62,009
		159,707
	BANKS - 9.7%
1,910	1st Source Corp.	94,201
1,337	BancFirst Corp.	71,195
1,337	Bryn Mawr Bank Corp.	58,226
1,432	Capital City Bank Group, Inc.	34,368
2,435	FB Financial Corp. *	96,256
1,862	Fidelity Southern Corp.	41,914
1,146	Hancock Holding Co.	59,248
907	LegacyTexas Financial Group, Inc.	37,994
3,772	Old National Bancorp	64,124
907	Pinnacle Financial Partners, Inc.	58,547
525	Texas Capital Bancshares, Inc. *	47,355
764	UMB Financial Corp.	55,772
		719,200
	BIOTECHNOLOGY - 1.4%
1,050	Emergent BioSolutions, Inc. *	52,185
955	Ionis Pharmaceuticals, Inc. *	50,443
		102,628
	BUILDING MATERIALS - 1.5%
1,003	Boise Cascade Co.	40,421
2,578	Louisiana-Pacific Corp.	73,473
		113,894
	COAL - 0.9%
6,494	SunCoke Energy, Inc. *	69,356

	COMMERCIAL SERVICES - 5.6%
668	Brink’s Co.	49,098
1,241	Grand Canyon Education, Inc. *	121,804
1,241	Insperity, Inc.	81,037
1,528	Kelly Services, Inc.	45,061
1,194	McGrath RentCorp	60,440
1,194	Paylocity Holding Corp. *	55,843
		413,283

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 97.0% (Continued)
	COMPUTERS - 2.8%
3,677	Carbonite, Inc. *	$103,508
573	EPAM Systems, Inc. *	64,818
1,146	Insight Enterprise, Inc. *	40,030
		208,356
	DISTRIBUTION/WHOLESALE - 1.2%
1,576	G-III Apparel Group Ltd. *	58,170
1,003	Triton International Ltd.	28,606
		86,776
	DIVERSIFIED FINANCIAL SERVICES - 11.5%
2,005	Artisan Partners Asset Management, Inc.	67,669
1,958	Cohen & Steers, Inc.	78,320
1,146	Evercore, Inc.	106,635
3,629	Hamilton Lane, Inc.	126,797
2,101	Houlihan Lokey, Inc.	97,528
8,070	Ladder Capital Corp.	119,194
2,387	Moelis & Co.	121,140
1,528	Stifel Financial Corp.	97,593
1,958	Waddell & Reed Financial, Inc. +	39,160
		854,036
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
1,050	Belden, Inc.	76,367

	ELECTRONICS - 4.1%
4,488	AVX Corp.	77,642
191	Coherent, Inc. *	39,950
716	Rogers Corp. *	98,321
430	Synnex Corp.	53,170
1,910	Vishay Intertechnology, Inc.	35,144
		304,227
	ENERGY-ALTERNATE SOURCES - 0.6%
2,292	TPI Composities, Inc.	45,427

	ENGINEERING & CONSTRUCTION - 1.9%
1,098	MasTec, Inc. *	55,943
1,194	TopBuild Corp. *	83,150
		139,093
	ENTERTAINMENT - 2.5%
334	Churchill Downs, Inc.	86,239
716	Marriott Vacations Worldwide Corp.	100,598
		186,837
	ENVIRONMENTAL CONTROL - 0.6%
573	MSA Safety, Inc.	46,201

	GAS - 0.8%
955	ONE Gas, Inc.	60,728

	HAND/MACHINE TOOLS - 1.0%
1,862	Kennametal, Inc. +	76,714

	HEALTHCARE-PRODUCTS - 4.5%
859	Inogen, Inc. *	103,784
955	Masimo Corp. *	83,591
1,862	Orthofix International NV *	104,291
1,194	Tactile Systems Techology, Inc. + *	38,638
		330,304
	HEALTHCARE-SERVICES - 1.4%
5,778	Capital Senior Living Corp. *	68,123
477	Molina Healthcare, Inc. *	34,487
		102,610

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 97.0% (Continued)
	HOME BUILDERS - 3.7%
2,483	KB Home	$68,903
2,149	LGI Homes, Inc. + *	121,612
2,769	M/I Homes, Inc. *	80,440
		270,955
	HOUSEHOLD PRODUCTS/WARES - 0.7%
3,820	ACCO Brands Corp.	48,323

	INSURANCE - 3.3%
2,531	American Equity Investment Life Holding Co.	77,474
1,050	Infinity Property & Casualty Corp.	123,847
3,199	MGIC Investment Corp. *	44,114
		245,435
	INTERNET - 2.7%
1,003	Imperva, Inc. *	46,790
764	Proofpoint, Inc. *	81,878
143	Stamps.com, Inc. *	27,320
1,050	Yelp, Inc. *	45,738
		201,726
	IRON/STEEL - 1.1%
1,671	Carpenter Technology Corp.	85,121

	LEISURE TIME - 1.5%
5,252	Acushnet Holdings Corp.	111,290

	LODGING - 1.7%
2,101	ILG, Inc.	63,786
1,480	Monarch Casino & Resort, Inc. *	62,500
		126,286
	MACHINERY-DIVERSIFIED - 2.5%
1,814	Altra Industrial Motion Corp.	78,728
1,385	Columbus McKinnon Corp.	49,168
573	Kadant, Inc.	54,664
		182,560
	METAL FABRICATE/HARDWARE - 1.3%
1,289	Olympic Steel, Inc.	29,041
1,241	Sun Hydraulics Corp.	64,433
		93,474
	MISCELLANEOUS MANUFACTURERS - 0.6%
430	John Bean Technologies Corp.	47,623

	OIL & GAS - 0.8%
25,832	Denbury Resources, Inc. *	56,572

	PHARMACEUTICALS - 1.5%
7,258	Kadmon Holdings, Inc. + *	26,201
1,050	PRA Health Sciences, Inc. *	88,200
		114,401
	REAL ESTATE INVESTMENT TRUSTS - 2.9%
6,446	Apollo Commercial Real Estate Finance, Inc.	117,704
1,958	Potlatch Corp.	100,152
		217,856

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 97.0% (Continued)
1,003	RETAIL - 4.3%
859	Beacon Roofing Supply, Inc. *	$53,069
3,772	Dave & Buster’s Entertainment, Inc. *	38,457
1,623	Hibbett Sports, Inc. + *	97,129
1,385	Rush Enterprises, Inc. *	68,994
1,623	Shoe Carnvial, Inc.	32,354
1,480	Zumiez, Inc. *	31,973
		321,976
	SAVINGS & LOANS - 0.5%
1,480	Sterling Bancorp	34,410

	SEMICONDUCTORS - 1.6%
1,050	MKS Instruments, Inc.	116,918

	SOFTWARE - 7.9%
2,865	Appfolio, Inc. *	114,887
239	Fair Isaac Corp.	40,616
2,340	Five9, Inc. *	71,042
2,960	Instructure, Inc. *	128,464
1,098	SPS Commerce, Inc. *	65,902
573	Take-Two Interactive Software, Inc. *	64,102
2,626	Verint Systems, Inc. *	102,151
		587,164
	TRUCKING & LEASING -1.4%
2,005	Greenbrier Companies, Inc. +	103,859

	TOTAL COMMON STOCK (Cost - $6,228,245)	7,196,645

	SHORT-TERM INVESTMENTS - 3.1%
228,943	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^	228,943
	(Cost - $228,943)

Principal
	COLLATERAL FOR SECURITIES LOANED - 7.0%
	REPURCHASE AGREEMENTS - 7.0%
	Citibank, dated 02/28/18, due 03/01/18, 1.35%, total to be received $502,031
$502,031	(Collateralized by various US Government agency obligations, due 03/29/18-09/09/49, 0.000%-8.875% totaling $502,031)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $502,031)	502,031

	TOTAL INVESTMENTS - 107.1% (Cost - $6,959,219) (a)	$7,927,619

	OTHER ASSETS AND LIABILITIES - (7.1)%	(521,322)

	NET ASSETS - 100.0%	$7,406,297

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,962,347 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,125,570
Unrealized depreciation:	(160,298)
Net unrealized appreciation:	$965,272

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	COMMON STOCK - 96.1%
	AUTO MANUFACTURERS - 1.9%
2,430	Honda Motor Co. Ltd.	$87,866

	AUTO PARTS & EQUIPMENT - 3.6%
160	Continental AG	43,707
940	Hella KGaA Hueck & Co.	63,545
3,240	NGK Insulators Ltd.	60,078
		167,330
	BANKS - 16.6%
1,590	Banca Generali SpA	52,530
1,263	BNP Paribas SA	99,837
4,940	Credit Suisse Group AG	90,844
2,600	DBS Group Holdings Ltd.	55,956
5,995	ICICI Bank Ltd. - ADR	56,953
60,000	Industrial & Commercial bank of China Ltd.	51,156
2,780	Itau Unibanco Holdings SA - ADR	43,285
106,550	Lloyds Banking Group PLC	100,756
35,210	Metropolitan Bank & Trust Co.	65,925
3,340	National Australia Bank Ltd.	77,894
3,490	UniCredit SpA *	73,580
		768,716
	BEVERAGES - 3.5%
13,400	C&C Group PLC	47,185
1,720	Coca-Cola European Partners PLC	65,394
540	Fomento Economico Mexicano SAB de CV - ADR	49,842
		162,421
	BUILDING MATERIALS - 2.6%
11,420	Boral Ltd.	68,805
2,160	LIXIL Group Corp.	52,669
		121,474
	CHEMICALS - 3.8%
1,250	DIC Corp.	44,592
211	LG Chem Ltd.	74,510
405	Solvay SA	55,488
		174,590
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
3,070	ORIX Corp.	54,348

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
9,550	Delta Electronics, Inc. *	45,468

	ELECTRONICS - 1.3%
2,170	Alps Electric Co. Ltd.	59,150

	ENGINEERING & CONSTRUCTION - 1.2%
53,500	China Railway Construction Corp. Ltd.	57,258

	FOOD - 2.5%
3,310	Carrefour SA	75,863
8,720	Distribuidora Internacional de Alimentacion SA	41,509
		117,372
	HEALTHCARE-PRODUCTS - 0.7%
3,500	Hengan International Group Co. Ltd.	34,125

	HOLDING COMPANIES-DIVERSIFIED - 1.9%
6,930	CK Hutchison Holdings Ltd.	86,619

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 96.1% (Continued)
	HOME BUILDERS - 2.3%
6,130	Sekisui House Ltd.	$106,891

	INSURANCE - 4.0%
5,850	Assicurazioni Generali SpA	109,407
8,420	BB Seguridade Participacoes SA	75,395
		184,802
	IRON/STEEL - 1.3%
1,700	Ternium SA - ADR	58,786

	LODGING - 3.9%
2,110	Accor SA	121,580
14,750	Star Entertainment Group Ltd.	60,592
		182,172
	MACHINERY-DIVERSIFIED - 3.1%
8,300	Deutz AG	77,121
6,100	Husqvarna AB	65,112
		142,233
	MEDIA - 1.2%
8,930	NOS, SGPS SA	54,601

	METAL FABRICATE/HARDWARE - 3.8%
14,600	NTN Corp. *	63,405
2,130	SKF AB	44,529
1,990	Tenaris SA - ADR	68,635
		176,569
	MINING - 2.8%
105	Korea Zinc Co. Ltd. *	49,551
10,690	OZ Minerals Ltd. *	79,355
		128,906
	OIL & GAS - 9.4%
70,000	PetroChina Co. Ltd.	48,554
3,320	Royal Dutch Shell PLC	104,937
11,140	Santos Ltd. *	42,825
1,750	Sasol Ltd.	60,860
1,740	Total SA	98,941
13,840	Whitecap Resources, Inc.	81,548
		437,665
	OIL & GAS SERVICES - 1.1%
2,410	ShawCor Ltd.	49,579

	PACKAGING & CONTAINERS - 1.4%
860	Gerresheimer AG	65,808

	PHARMACEUTICALS - 6.7%
460	Bayer AG	53,665
3,690	GlaxoSmithKline PLC	66,231
2,504	Grifols SA	54,484
386	Roche Holding AG	89,097
2,970	Santen Pharmaceutical Co. Ltd.	47,277
		310,754
	REAL ESTATE - 1.4%
18,000	China Resources Land Ltd.	63,595

	REAL ESTATE INVESTMENT TRUST - 1.1%
70	Japan Hotel REIT Investment Corp.	51,350

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 96.1% (Continued)
	RETAIL - 2.0%
1,950	Hennes & Mauritz AB	$32,182
570	Pandora A/S	59,417
		91,599
	SOFTWARE - 3.0%
220	NetEase, Inc. - ADR	64,537
7,140	Playtech PLC	76,647
		141,184
	TELECOMMUNICATIONS - 4.6%
4,500	China Mobile Ltd.	41,912
4,100	Orange SA	69,345
2,330	Telenor ASA	52,356
17,350	Vodafone Group PLC	48,544
		212,157
	TRANSPORTATION - 1.2%
14,380	PostNL NV	57,206

	TOTAL COMMON STOCK (Cost - $4,004,062)	4,452,594

	SHORT-TERM INVESTMENTS - 1.5%
70,385	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^	70,385
	(Cost - $70,385)

	TOTAL INVESTMENTS - 97.6% (Cost - $4,074,447) (a)	$4,522,979

	OTHER ASSETS AND LIABILITIES - 2.4%	120,110

	NET ASSETS - 100.0%	$4,643,089

*	Non-income producing security.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

ADR - American Depositary Receipt

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,187,555 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$575,614
Unrealized depreciation:	(240,190)
Net unrealized appreciation:	$335,424

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	COMMON STOCK - 97.0%
	BIOTECHNOLOGY - 19.0%
10,500	Amgen, Inc.	$1,929,585
3,000	Biogen, Inc. *	866,970
4,100	Celgene Corp. *	357,192
3,250	Gilead Sciences, Inc.	255,873
		3,409,620
	ELECTRONICS - 5.7%
5,040	Waters Corp. *	1,031,386

	HEALTHCARE-PRODUCTS - 2.0%
817	Becton, Dickinson and Co.	181,390
2,300	Halyard Health, Inc. *	113,574
846	Medtronic PLC	67,587
		362,551
	HEALTHCARE-SERVICES - 24.9%
3,040	Aetna, Inc.	538,262
5,290	Anthem, Inc.	1,245,160
3,830	Charles River Laboratories International, Inc. *	408,316
3,300	Cigna Corp.	646,437
11,350	DaVita, Inc. *	817,427
4,100	Quest Diagnostics, Inc.	422,505
1,710	UnitedHealth Group, Inc.	386,734
		4,464,841
	PHARMACEUTICALS - 45.4%
11,900	AstraZeneca PLC - ADR	394,961
13,750	Cardinal Health, Inc.	951,638
3,800	CVS Health Corp.	257,374
37,200	Endo International PLC *	234,546
15,300	Express Scripts Holding Co. *	1,154,385
20,500	GlaxoSmithKline PLC - ADR +	744,355
6,790	Johnson & Johnson	881,885
6,700	McKesson Corp.	999,841
6,000	Mylan NV *	241,920
2,900	Novartis AG - ADR	241,715
4,000	Novo Nordisk A/S - ADR	205,920
26,020	Owens & Minor, Inc.	426,988
9,000	Pfizer, Inc.	326,790
18,208	Sanofi - ADR	714,664
20,300	Teva Pharmaceutical Industries Ltd. - ADR +	380,016
		8,156,998
	TOTAL COMMON STOCK (Cost - $13,659,909)	17,425,396

	SHORT-TERM INVESTMENTS - 2.9%
512,092	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^	512,092
	(Cost - $512,092)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Principal		Value
	COLLATERAL FOR SECURITIES LOANED - 6.5%
	REPURCHASE AGREEMENTS - 6.5%
$1,000,000	Credit Suisse, dated 02/28/18, due 03/01/18, 1.36%, total to be received $1,000,000
	(Collateralized by Various U.S. Treasury Bonds and Notes, 03/31/18-05/15/47, 0.125%-6.250%, totaling $1,000,000)	$1,000,000

158,989	Deutche Bank, dated 02/28/18, due 03/01/18, 1.39%, total to be received $158,989
	(Collateralized by Various U.S. Treasury Bonds and Notes, 01/13/19-09/09/49, 1.213%-2.875%, totaling $158,989)	158,989

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,158,989)	$1,158,989

	TOTAL INVESTMENTS - 106.4% (Cost - $15,330,990) (a)	$19,096,477

	OTHER ASSETS AND LIABILITIES - (6.4)%	(1,139,616)

	NET ASSETS - 100.0%	$17,956,861

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,348,861 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,334,173
Unrealized depreciation:	(1,586,557)
Net unrealized appreciation:	$3,747,616

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	COMMON STOCK - 97.8%
	COMMERCIAL SERVICES - 2.9%
18,400	Total System Services, Inc.	$1,618,280

	COMPUTERS - 23.7%
6,020	Accenture PLC	969,280
27,620	Amdocs Ltd.	1,817,120
17,019	Apple, Inc.	3,031,424
15,890	Check Point Software Technologies Ltd. *	1,650,812
11,920	Cognizant Technology Solutions Corp.	977,678
25,700	CSRA, Inc.	1,041,621
4,941	Dell Technologies, Inc. *	367,067
4,510	International Business Machines Corp.	702,793
23,600	NetApp, Inc.	1,428,980
22,000	Seagate Technology PLC +	1,174,800
		13,161,575
	DIVERSIFIED FINANCIAL SERVICES - 5.8%
5,400	Alliance Data Systems Corp.	1,301,184
4,139	MasterCard, Inc.	727,471
9,502	Visa, Inc.	1,168,176
		3,196,831
	ELECTRONICS - 1.1%
33,600	Flex Ltd. *	608,160

	INTERNET - 24.3%
2,014	Alphabet, Inc. - Cl. A *	2,223,295
2,921	Alphabet, Inc. - Cl. C *	3,226,916
2,333	Amazon.com, Inc. *	3,528,546
38,100	eBay, Inc. *	1,632,966
16,019	Facebook, Inc. *	2,856,508
		13,468,231
	SEMICONDUCTORS - 14.9%
39,600	Intel Corp.	1,951,884
16,920	KLA-Tencor Corp.	1,917,205
23,860	QUALCOMM, Inc.	1,550,900
9,300	Skyworks Solutions, Inc.	1,016,025
25,420	Xilinx, Inc.	1,811,175
		8,247,189
	SOFTWARE - 17.1%
35,100	CA, Inc.	1,232,010
27,900	Microsoft Corp.	2,617,215
47,176	Oracle Corp.	2,180,127
6,020	salesforce.com, Inc. *	699,825
15,600	Synopsys, Inc. *	1,134,578
12,500	VMware, Inc. *	1,646,875
		9,510,630
	TELECOMMUNICATIONS - 8.0%
76,850	Cisco Systems, Inc.	3,441,343
39,400	Juniper Networks, Inc.	1,011,004
		4,452,347

	TOTAL COMMON STOCK (Cost - $26,783,731)	54,263,243

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 2.0%
1,088,278	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^	$1,088,278
	(Cost - $1,088,278)

Principal
	COLLATERAL FOR SECURITIES LOANED - 0.0%
	REPURCHASE AGREEMENTS - 0.0%
$317	Nomura, dated 2/28/18, due 3/1/18, 1.04%, total to be received $317
	(Collateralized by various U.S. Treasury Obligations, 03/01/17-09/09/49, 0.000%-4.375%, totaling $317)	$317

	COLLATERAL FOR SECURITIES LOANED (Cost - $317)	317

	TOTAL INVESTMENTS - 99.8% (Cost - $27,872,326) (a)	$55,351,838

	OTHER ASSETS AND LIABILITIES - 0.2%	110,801

	NET ASSETS - 100.0%	$55,462,639

*	Non-income producing securities.

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $27,969,379 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$27,502,461
Unrealized depreciation:	(120,002)
Net unrealized appreciation:	$27,382,459

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	COMMON STOCK - 98.2%
	BUILDING MATERIALS - 2.2%
1,560	Louisiana-Pacific Corp.	$44,460

	CHEMICALS - 12.4%
550	DowDuPont, Inc.	38,665
520	Eastman Chemical Co.	52,562
430	Huntsman Corp.	13,876
590	LyondellBasell Industries NV	63,849
750	Methanex Corp.	41,213
1,490	Mosaic Co.	39,217
		249,382
	COAL - 0.6%
351	CONSOL Energy, Inc. *	11,123

	FOREST PRODUCTS & PAPER - 2.7%
890	International Paper Co.	53,035

	IRON/STEEL - 7.7%
1,740	ArcelorMittal - ADR *	59,177
680	Posco - ADR *	55,923
440	Reliance Steel & Aluminum Co.	39,675
		154,775
	MINING - 3.4%
2,600	Cameco Corp. *	22,932
1,610	Teck Resouces Ltd.	46,014
		68,946
	OIL & GAS - 57.9%
2,310	Antero Resources Corp *	43,451
1,070	BP PLC - ADR	41,580
5,818	Cenovus Energy, Inc.	42,471
567	Chevron Corp.	63,459
690	China Petroleum & Chemical Corp. - ADR	54,579
530	CNOOC Ltd. - ADR	75,525
2,630	CNX Resources Corp. *	42,264
220	ConocoPhillips	11,948
1,110	Devon Energy Corp.	34,044
2,785	Diamond Offshore Drilling, Inc. *	40,383
2,750	Encana Corp.	28,875
320	Eni SpA - ADR	10,614
1,535	Exxon Mobil Corp.	116,261
480	Murphy Oil Corp.	12,168
1,409	Newfield Exploration Co. *	32,872
380	PetroChina Co. Ltd. - ADR *	26,296
5,027	Petroleo Brasileiro -ADR *	70,579
2,530	QEP Resources, Inc. *	21,809
3,110	Range Resources Corp.	41,332
1,340	Royal Dutch Shell PLC - ADR	86,001
1,620	Sasol Ltd. - ADR	55,841
1,910	TOTAL SA - ADR	108,278
3,360	Transocean Ltd. *	30,610
769	Valero Energy Corp.	69,533
		1,160,773
	OIL & GAS SERVICES - 1.3%
850	Oceaneering International, Inc.	15,623
160	Schlumberger Ltd.	10,502
		26,125
	PACKAGING & CONTAINERS - 4.7%
1,890	Owens-Illinois, Inc. *	40,748
800	WestRock Co.	52,608
		93,356
	PIPELINES - 5.3%
650	Enbridge, Inc.	20,684
1,680	Kinder Morgan, Inc.	27,216
1,360	TransCanada Corp.	58,779
		106,679
	TOTAL COMMON STOCK (Cost - $1,683,667)	1,968,654

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 1.5%
28,964	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^
	(Cost - $28,964)	$28,964

	TOTAL INVESTMENTS - 99.7% (Cost - $1,712,631) (a)	$1,997,618

	OTHER ASSETS LESS LIABILITIES - 0.3%	6,496

	NET ASSETS - 100.0%	$2,004,114

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

ADR - American Depositary Receipt.

PLC - Public Liability Company.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,718,092 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$355,833
Unrealized depreciation:	(76,307)
Net unrealized appreciation:	$279,526

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	COMMON STOCK - 97.8%
	BANKS - 49.6%
3,051	Bank of America Corp.	$97,937
230	Bank of New York Mellon Corp.	13,117
230	BB&T Corp.	12,501
200	Capital One Financial Corp.	19,586
1,300	Citigroup, Inc.	98,137
380	Citizens Financial Group, Inc.	16,526
130	Comerica, Inc.	12,639
860	East West Bancorp, Inc.	56,373
1,760	Fifth Third Bancorp	58,168
98	Goldman Sachs Group, Inc.	25,767
841	JPMorgan Chase & Co.	97,136
210	M&T Bank Corp.	39,866
360	Morgan Stanley	20,167
549	PNC Financial Services Group, Inc.	86,555
2,770	Regions Financial Corp.	53,766
390	State Street Corp.	41,399
770	SunTrust Banks, Inc.	53,777
960	Synovus Financial Corp.	47,328
1,668	US Bancorp	90,673
1,640	Wells Fargo & Co.	95,792
510	Wintrust Financial Corp.	43,100
		1,080,310
	COMMERCIAL SERVICES - 0.5%
60	S&P Global, Inc.	11,508

	DIVERSIFIED FINANCIAL SERVICES - 20.9%
335	American Express Co.	32,666
360	Ameriprise Financial, Inc.	56,318
164	BlackRock, Inc.	90,107
220	Charles Schwab Corp.	11,664
70	CME Group, Inc.	11,631
753	Discover Financial Services	59,359
1,080	E*TRADE Financial Corp. *	56,408
480	Evercore, Inc.	44,664
150	Intercontinental Exchange, Inc.	10,962
330	Legg Mason, Inc.	13,170
650	Stifel Financial Corp.	41,516
760	Synchrony Financial	27,656
		456,121
	INSURANCE - 25.1%
653	Allstate Corp.	60,246
169	American International Group, Inc.	9,690
892	Berkshire Hathaway, Inc. *	184,822
99	Chubb Ltd.	14,050
960	CNO Financial Group, Inc.	21,638
130	Everest Re Group Ltd.	31,231
880	First American Financial Corp.	51,066
170	Lincoln National Corp.	12,949
120	Marsh & McLennan Companies, Inc.	9,962
202	MetLife, Inc.	9,330
1,110	Progressive Corp.	63,914
280	Prudential Financial, Inc.	29,770
310	Reinsurance Group of America, Inc.	47,675
		546,343

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 97.8% (Continued)
	SAVINGS & LOANS - 0.5%
780	New York Community Bancorp, Inc.	$10,624

	SOFTWARE - 1.2%
180	MSCI, Inc.	25,474

	TOTAL COMMON STOCK (Cost - $1,337,072)	2,130,380

	SHORT-TERM INVESTMENTS - 1.4%
31,112	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^	31,112
	(Cost - $31,112)

	TOTAL INVESTMENTS - 99.2% (Cost - $1,368,184) (a)	$2,161,492

	OTHER ASSETS AND LIABILITIES - 0.8%	17,152

	NET ASSETS - 100.0%	$2,178,644

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,374,717 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$797,886
Unrealized depreciation:	(11,111)
Net unrealized appreciation:	$786,775

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Unaudited)
February 28, 2018

Principal		Interest	Maturity
Amount		Rate	Date	Value
	U.S. GOVERNMENT & AGENCIES - 4.9%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.9%
$300,000	Freddie Mac +	1.750%	5/30/2019	$298,469
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $300,082)

	CORPORATE BONDS & NOTES - 1.6%
	REGIONAL - 1.6%
100,000	Province of Ontario, Canada +	2.450	6/29/2022	97,870
	TOTAL CORPORATE BONDS & NOTES (Cost - $99,821)

Shares
	SHORT-TERM INVESTMENTS - 2.6%
160,551	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^			160,551
	(Cost - $160,551)

	COLLATERAL FOR SECURITIES LOANED - 6.5%
	REPURCHASE AGREEMENTS - 6.5%
400,656	Citibank, dated 02/28/18, due 03/01/18, 1.14%, total to be received $400,656
	(Collateralized by U.S. Treasury Bonds and Notes, 03/29/18-09/09/49, 0.000%-8.875%, totaling $400,656)
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $400,656)			400,656

	TOTAL INVESTMENTS - 15.6% (Cost - $961,110) (a)			$957,546

	OTHER ASSETS AND LIABILITIES - 84.4%			5,164,647

	NET ASSETS - 100.0%			$6,122,193

+	All or a portion of the security is on loan.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $961,310 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	(3,564)
Net unrealized depreciation:	$(3,564)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	SHORT-TERM INVESTMENTS - 35.9%
283,738	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^
	(Cost - $283,738)	$283,738

	TOTAL INVESTMENTS - 35.9% (Cost - $283,738) (a)	$283,738

	OTHER ASSETS LESS LIABILITIES - 64.1%	506,954

	NET ASSETS - 100.0%	$790,692

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $283,738 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	—
Net unrealized appreciation:	$—

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (Unaudited)
February 28, 2018

Principal		Value
	REPURCHASE AGREEMENT - 100.0%
$9,755,000	Credit Agricole Repo, 1.35%, due 3/1/2018 with a full maturity value of $9,755,366
	(Collateralized by $10,054,600 U.S. Treasury Note, 2.500% due 8/15/2023, aggregate market value plus accrued interest $9,950,110)
	(Cost - $9,755,000)	$9,755,000

	TOTAL INVESTMENTS - 100.0% (Cost - $9,755,000) (a)	$9,755,000

	OTHER ASSETS LESS LIABILITIES - 0.0%	1,401

	NET ASSETS - 100.0%	$9,756,401

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,755,000.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 56.1%
299	IndexIQ ETF Trust - IQ Hedge Multi Strategy *	$9,158
254	iShares Core U.S. Aggregate Bond ETF	27,120
400	iShares Global REIT ETF	9,600
475	ProShares Investment Grade-Interest Rate Hedged	36,674
1,028	Schwab International Equity ETF	34,767
1,124	Schwab U.S. Large-Cap Value ETF	61,090
520	Schwab US Small-Cap ETF	35,745
1,115	The IQ Hedge Macro Tracker ETF *	29,536
194	Vanguard Financials ETF	13,974
	TOTAL EXCHANGE TRADED FUNDS (Cost - $263,531)	257,664

	OPEN ENDED FUNDS - 33.4%
801	Saratoga Energy & Basic Materials Portfolio, Class I *	10,756
564	Saratoga Health & Biotechnology Portfolio, Class I	14,403
2,630	Saratoga Large Capitalization Growth Portfolio, Class I	72,541
3,340	Saratoga Mid Capitalization Portfolio, Class I	42,384
591	Saratoga Technology & Communications Portfolio, Class I	13,344
	TOTAL OPEN ENDED FUNDS (Cost - 154,922)	153,428

	SHORT-TERM INVESTMENTS - 9.8%
44,867	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^
	(Cost - $44,867)	44,867

	TOTAL INVESTMENTS - 99.3% (Cost - $463,320) (a)	$455,959

	OTHER ASSETS LESS LIABILITIES - 0.7%	3,282

	NET ASSETS - 100.0%	$459,241

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $463,320, excluding swaps, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,653
Unrealized depreciation:	(9,014)
Net unrealized depreciation:	$(7,361)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 44.5%
417	iShares Core U.S. Aggregate Bond ETF	$44,523
215	ProShares Investment Grade-Interest Rate Hedged	16,600
191	Schwab International Equity ETF	6,460
965	Schwab U.S. Large-Cap Value ETF	52,448
117	Schwab US Small-Cap ETF	8,043
811	The IQ Hedged Macro Tracker ETF *	21,483
	TOTAL EXCHANGE TRADED FUNDS (Cost - $153,271)	149,557

	OPEN ENDED FUNDS - 29.1%
2,237	Saratoga Large Capitalization Growth Portfolio, Class I	61,698
2,868	Saratoga Mid Capitalization Portfolio, Class I	36,392
	TOTAL OPEN ENDED FUNDS (Cost - 99,523)	98,090

	SHORT-TERM INVESTMENTS - 25.6%
86,150	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^
	(Cost - $86,150)	86,150

	TOTAL INVESTMENTS - 99.2% (Cost - $338,944) (a)	$333,797

	OTHER ASSETS LESS LIABILITIES - 0.8%	2,783

	NET ASSETS - 100.0%	$336,580

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $338,944, excluding swaps, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$129
Unrealized depreciation:	(5,276)
Net unrealized depreciation:	$(5,147)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATE BALANCED ALLOCATION PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 48.6%
158	IndexIQ ETF Trust - IQ Hedge Multi-Strategy *	$4,840
324	iShares Core U.S. Aggregate Bond ETF	34,594
188	iShares Global REIT ETF	4,512
301	ProShares Investment Grade-Interest Rate Hedged	23,240
363	Schwab International Equity ETF	12,277
1,127	Schwab U.S. Large-Cap Value ETF	61,253
234	Schwab US Small-Cap ETF	16,085
936	The IQ Hedged Macro Tracker ETF *	24,794
108	Vanguard Financials ETF	7,779
	TOTAL EXCHANGE TRADED FUNDS (Cost - $193,983)	189,374

	OPEN ENDED FUNDS - 34.8%
406	Saratoga Energy & Basic Materials Portfolio, Class I *	5,455
329	Saratoga Health & Biotechnology Portfolio, Class I	8,412
2,615	Saratoga Large Capitalization Growth Portfolio, Class I	72,133
3,348	Saratoga Mid Capitalization Portfolio, Class I	42,487
318	Saratoga Technology & Communications Portfolio, Class I	7,171
	TOTAL OPEN ENDED FUNDS (Cost - 137,538)	135,658

	SHORT-TERM INVESTMENTS - 15.9%
61,930	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^
	(Cost - $61,930)	61,930

	TOTAL INVESTMENTS - 99.3% (Cost - $393,451) (a)	$386,962

	OTHER ASSETS LESS LIABILITIES - 0.7%	2,808

	NET ASSETS - 100.0%	$389,770

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $393,451, excluding swaps, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$744
Unrealized depreciation:	(7,233)
Net unrealized depreciation:	$(6,489)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 53.1%
185	IndexIQ ETF Trust - IQ Hedge Multi Strategy *	$5,666
265	iShares Core U.S. Aggregate Bond ETF	28,294
223	iShares Global REIT ETF	5,352
596	Schwab International Equity ETF	20,157
1,028	Schwab U.S. Large-Cap Value ETF	55,872
348	Schwab US Small-Cap ETF	23,922
1,933	The IQ Hedge Macro Tracker ETF *	51,204
131	Vanguard Financials ETF	9,436
	TOTAL EXCHANGE TRADED FUNDS (Cost - $206,414)	199,903

	OPEN ENDED FUNDS - 34.4%
459	Saratoga Energy & Basic Materials Portfolio, Class I *	6,167
388	Saratoga Health & Biotechnology Portfolio, Class I	9,918
2,425	Saratoga Large Capitalization Growth Portfolio, Class I	66,881
3,044	Saratoga Mid Capitalization Portfolio, Class I	38,630
351	Saratoga Technology & Communications Portfolio, Class I	7,922
	TOTAL OPEN ENDED FUNDS (Cost - 133,441)	129,518

	SHORT-TERM INVESTMENTS - 11.7%
44,072	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^
	(Cost - $44,072)	44,072

	TOTAL INVESTMENTS - 99.2% (Cost - $383,927) (a)	$373,493

	OTHER ASSETS LESS LIABILITIES - 0.8%	2,824

	NET ASSETS - 100.0%	$376,317

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $383,927, excluding swaps, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$186
Unrealized depreciation:	(10,620)
Net unrealized depreciation:	$(10,434)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 51.6%
403	iShares Core U.S. Aggregate Bond ETF	$43,028
45	ProShares Investment Grade-Interest Rate Hedged	3,475
722	Schwab International Equity ETF	24,418
1,326	Schwab U.S. Large-Cap Value ETF	72,068
422	Schwab US Small-Cap ETF	29,008
2,395	The IQ Hedged Macro Tracker ETF *	63,443
	TOTAL EXCHANGE TRADED FUNDS (Cost - $242,926)	235,440

	OPEN ENDED FUNDS - 30.8%
462	James Alpha Macro Portfolio *	4,236
3,052	Saratoga Large Capitalization Growth Portfolio, Class I	84,180
4,121	Saratoga Mid Capitalization Portfolio, Class I	52,300
	TOTAL OPEN ENDED FUNDS (Cost - 144,600)	140,716

	SHORT-TERM INVESTMENTS - 17.0%
77,536	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^
	(Cost - $77,536)	77,536

	TOTAL INVESTMENTS - 99.4% (Cost - $465,062) (a)	$453,692

	OTHER ASSETS LESS LIABILITIES - 0.6%	2,769

	NET ASSETS - 100.0%	$456,461

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $465,062, excluding swaps, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$—
Unrealized depreciation:	(11,370)
Net unrealized depreciation:	$(11,370)

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 47.8%
	ASSET ALLOCATION FUNDS - 0.4%
1,360	iShares MorningStar Multi-Asset Income Index ETF	$33,782
182	SPDR Bloomberg Barclays Convertible Securities	9,428
		43,210
	COMMODITY FUNDS - 6.3%
177	iPath Bloomberg Coffee Subindex Total Return ETN *	2,634
2	iPath Bloomberg Grains Subindex Total Return ETN *	54
2,994	iShares Global Clean Energy ETF	28,024
20,429	iShares S&P GSCI Commodity Indexed Trust *	332,380
808	iShares S&P/TSX Global Gold Index ETF	7,081
63	PowerShares DB Agriculture Fund *	1,208
2,583	SPDR Gold Shares +*	322,875
965	United States Oil Fund LP *	11,937
		706,193
	DEBT FUNDS - 26.2%
5,606	Highland/iBoxx Senior Loan ETF	102,590
103	iShares 20+ Year Treasury Bond ETF	12,231
9,130	iShares Barclays USD Asia High Yield Bond Index ETF	97,508
306	iShares Floating Rate Bond ETF	15,609
170	iShares iBoxx $ High Yield Corporate Bond ETF	14,651
1,076	iShares JP Morgan USD Emerging Markets Bond ETF	121,093
1	iShares MBS ETF	104
22	PowerShares Senior Loan Portfolio	508
6,792	SPDR Barclays Euro High Yield Bond UCITS ETF	476,488
337	SPDR Bloomberg Barclays High Yield Bond ETF	12,203
2,402	VanEck Vectors Emerging Markets High Yield Bond ETF	58,297
77	VanEck Vectors International High Yield Bond ETF	1,967
37,104	Vanguard Total International Bond ETF	2,009,182
		2,922,431
	EQUITY FUNDS - 14.9%
3,405	AdvisorShares STAR Global Buy-Write ETF	105,419
8,439	First Asset Active Utility & Infrastructure ETF *	65,202
688	First Trust Financial AlphaDex Fund	21,410
535	Global X Scientific Beta US ETF	16,700
7,435	Guggenheim S&P 500 Equal Weight ETF	749,671
502	Horizons Auspice Managed Futures Index ETF +*	3,271
1,213	Horizons S&P 500 Equal Weight ETF	60,583
226	iPATH S&P 500 VIX Short-Term Futures ETN *	10,023
1,823	IQ Merger Arbitrage ETF *	56,221
1,437	iShares Latin America 40 ETF	54,103
164	iShares Mortgage Real Estate Capped ETF	6,681
204	iShares MSCI All Country Asia ex Japan ETF	15,655
423	iShares MSCI Brazil Capped ETF	19,238
2,180	iShares MSCI EAFE ETF	153,189
3,182	iShares MSCI Emerging Markets ETF	152,800
624	iShares MSCI Frontier 100 ETF	21,503
33	iShares MSCI Japan ETF	2,015
616	ProShares Short VIX Short-Term Futures ETF *	7,534
2,582	SPDR EURO STOXX 50 ETF	104,700
794	Vanguard FTSE Emerging Markets ETF	37,453
77	VelocityShares 3x Inverse Natural Gas ETN	2,264
		1,665,635

	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,321,846)	5,337,469

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	MUTUAL FUNDS - 22.5%
	ALTERNATIVE INVESTMENTS - 9.2%
113,963	AQR Managed Futures Strategy Fund, Class I *	$1,029,088

	ASSET ALLOCATION FUNDS - 13.3%
105,524	Altegris Futures Evolution Strategy Fund, Class I	1,030,975
64,956	Salient Adaptive Growth Fund, Class I	454,040
		1,485,015

	TOTAL MUTUAL FUNDS (Cost - $2,725,535)	2,514,103

	SHORT-TERM INVESTMENTS - 18.4%
2,056,407	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^
	(Cost - $2,056,407)	2,056,407

	TOTAL INVESTMENTS - 88.7% (Cost - $10,103,788) (a)	$9,907,979

	OTHER ASSETS LESS LIABILITIES - 11.3%	1,241,809

	NET ASSETS - 100.0%	$11,149,788

*	Non-income producing securities.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,123,846, excluding Forward Currency Contracts, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$64,821
Unrealized depreciation:	(280,688)
Net unrealized depreciation:	$(215,867)

Forward Currency Contracts

Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Buy:
3/22/2018	72,240	CAD	BNY Mellon	$57,642	USD	$56,404	$(1,238)
3/22/2018	10,882,246	JPY	BNY Mellon	102,817	USD	102,155	(662)
To Sell:
3/22/2018	(68,722)	AUD	BNY Mellon	(54,379)	USD	(53,553)	825
3/22/2018	(59,460)	CHF	BNY Mellon	(64,383)	USD	(63,052)	1,331
3/22/2018	(742,758)	EUR	BNY Mellon	(925,261)	USD	(907,572)	17,689
3/22/2018	(25,877)	GBP	BNY Mellon	(36,402)	USD	(35,695)	707
3/22/2018	(727,682)	MXN	BNY Mellon	(39,324)	USD	(38,425)	899
							$19,551

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Unrealized
Loss
TOTAL RETURN SWAP - (0.7)%
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the James Alpha Index, a proprietary index of the London Branch of Deutsche Bank AG. The number of shares is 83,446, with a receivable rate of 1.72%. The James Alpha Index features a basket of commodity trading advisor (“CTA”) programs selected by James Alpha Advisors, LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The James Alpha Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, James Alpha Advisors, LLC can modify the James Alpha Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the James Alpha Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on December 7, 2016, and has a term of three years there from unless terminated earlier. (Notional Value $8,318,507)	$(31,209)
$(31,209)

James Alpha Index Swap Top 50 Holdings

FUTURES CONTRACTS*

			Notional Value		Unrealized
Number of			at February 28,		Appreciation /
Contracts	Open Long Future Contracts	Counterparty	2018	Expiration	(Depreciation)
6	10 year Italian Bond Future	Deutsche Bank	836,708	3/8/2018	$(3,382)
6	90 Day Bank Accepted Bill Future	Deutsche Bank	1,336,283	9/13/2018	228
0	KOSPI 200	Deutsche Bank	13,747,186	3/8/2018	123
21	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	1,302,997	4/20/2018	19,164
14	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	880,305	5/22/2018	27,682
1	US Dollar Future	Deutsche Bank	8,753,568	3/19/2018	(25)
					$43,790
	Open Short Future Contracts
(4)	10 year US Treasury Notes Future	Deutsche Bank	(520,964)	6/20/2018	$(2,172)
(6)	2 year Euro-Schatz Future	Deutsche Bank	(722,089)	3/8/2018	2,063
(3)	3 month Sterling	Deutsche Bank	(384,126)	12/19/2018	498
(11)	5 year US Treasury Notes Future	Deutsche Bank	(1,202,661)	6/29/2018	318
(5)	Eurodollar	Deutsche Bank	(1,134,763)	12/14/2020	938
(3)	Eurodollar	Deutsche Bank	(721,139)	12/17/2018	932
(37)	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	(2,318,112)	3/20/2018	(44,336)
					$(41,759)
	TOTAL FUTURES CONTRACTS				$2,031

PURCHASED PUT OPTIONS^*

		Notional Value
		at February 28,			Unrealized
Description	Counterparty	2018	Expiration	Strike Price	Appreciation
USD/AUD	Deutsche Bank	706,322	3/15/2018	0.79	$11,448
USD/GBP	Deutsche Bank	599,997	3/22/2018	1.41	18,089
SEK/GBP	Deutsche Bank	305,872	6/6/2018	11.15	3,918
SEK/EUR	Deutsche Bank	376,024	8/2/2018	9.81	2,281
CAD/NZD#	Deutsche Bank	611,745	9/7/2018	0.91	1,321
					$37,057

#	Barrier option

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA MACRO PORTFOLIO (Unaudited) (Continued)
February 28, 2018

PURCHASED CALL OPTIONS^*

		Notional Value
		at February 28,			Unrealized
Description	Counterparty	2018	Expiration	Strike Price	Appreciation
JPY/CAD	Deutsche Bank	1,045,729	9/14/2018	94.00	$628
GBP/EUR	Deutsche Bank	382,340	6/15/2018	0.89	6,722
CHF/USD	Deutsche Bank	718,135	5/31/2018	1.04	27
					$7,377

TOTAL PURCHASED OPTIONS					$44,434

WRITTEN PUT OPTIONS^*

		Notional Value
		at February 28,			Unrealized
Description	Counterparty	2018	Expiration	Strike Price	Depreciation
CAD/EUR	Deutsche Bank	(374,583)	3/9/2018	1.38	$—
USD/GBP	Deutsche Bank	(389,212)	3/15/2018	1.31	(52)
USD/EUR	Deutsche Bank	(555,890)	3/16/2018	1.10	—
JPY/GBP	Deutsche Bank	(343,608)	3/29/2018	140.80	(1,013)
JPY/AUD	Deutsche Bank	(801,751)	4/6/2018	78.00	(905)
USD/EUR	Deutsche Bank	(601,771)	4/27/2018	1.08	(5)
NOK/EUR	Deutsche Bank	(442,917)	5/3/2018	8.92	(26)
USD/NZD	Deutsche Bank	(754,485)	5/4/2018	0.67	(510)
USD/AUD	Deutsche Bank	(1,412,643)	5/18/2018	0.75	(3,796)
USD/AUD	Deutsche Bank	(591,087)	5/25/2018	0.73	(737)
NOK/EUR	Deutsche Bank	(570,496)	5/31/2018	9.25	(1,149)
SEK/EUR	Deutsche Bank	(570,518)	6/8/2018	9.40	(88)
USD/GBP	Deutsche Bank	(816,546)	6/22/2018	1.32	(6,220)
NOK/EUR	Deutsche Bank	(760,691)	6/29/2018	9.18	(1,585)
CAD/GBP	Deutsche Bank	(570,962)	7/12/2018	1.58	(684)
USD/GBP	Deutsche Bank	(847,599)	7/13/2018	1.26	(2,908)
USD/NZD	Deutsche Bank	(843,454)	7/26/2018	0.67	(2,648)
JPY/AUD	Deutsche Bank	(1,147,021)	8/10/2018	72.75	(4,078)
JPY/NZD	Deutsche Bank	(779,021)	8/16/2018	66.50	(2,392)
CAD/GBP	Deutsche Bank	(354,901)	9/14/2018	1.54	(563)
SEK/GBP	Deutsche Bank	(611,745)	11/9/2018	10.15	(2,573)
NOK/EUR	Deutsche Bank	(495,159)	12/6/2018	9.05	(2,013)
SEK/EUR	Deutsche Bank	(564,035)	2/4/2019	9.20	(1,139)
					(35,084)

WRITTEN CALL OPTIONS^*

		Notional Value
		at February 28,			Unrealized
Description	Counterparty	2018	Expiration	Strike Price	Depreciation
CHF/USD	Deutsche Bank	(1,077,203)	5/31/2018	1.06	$(8)
JPY/CAD	Deutsche Bank	(1,609,155)	9/14/2018	96.00	(530)
GBP/EUR	Deutsche Bank	(764,681)	12/14/2018	0.99	(4,369)
GBP/EUR	Deutsche Bank	(530,622)	12/19/2018	0.99	(3,106)
					(8,013)

TOTAL WRITTEN OPTIONS					$(43,097)

^	Option transactions are done by notional and not by contracts

FOREIGN CURRENCY TRANSACTIONS +*

Settlement	Units to					US Dollar
Date	Receive/Deliver		Counterparty	In Exchange For		Value	Appreciation
To Buy:
3/26/2018	284,500	AUD	Deutsche Bank	$353,578	USD	$358,580	5,002

To Sell:
3/26/2018	(404,889)	USD	Deutsche Bank	$429,733	CHF	$437,573	7,840

+	Foreign currency transactions are done by notional and not by contracts

*	Non-income producing securities

Currency Abbreivations:
AUD - Australian Dollar	JPY - Japanese Yen
CAD - Canadian Dollar	MXN - Mexican Peso
CHF - Swiss Franc	NOK - Norwegian Krone
EUR - Euro	NZD - New Zealand Dollar
GBP - British Pound	SEK - Swedish Krona
USD - U.S. Dollar

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited)
February 28, 2018

Shares		Value
	COMMON STOCK - 100.6%
	ASIA PACIFIC - 22.9%
	AUSTRALIA -8.2%
2,772,342	Dexus	$20,091,235
2,961,902	Goodman Group	18,949,193
912,747	Westfield Corp.	6,230,622
		45,271,050
	HONG KONG - 5.4%
1,229,351	Hang Lung Properties Ltd.	2,937,761
2,273,225	HongKong Land Holdings Ltd.	15,662,520
1,493,269	Swire Properties Limited	5,104,590
913,853	Wharf Real Estate Investment	6,212,795
		29,917,666
	JAPAN - 8.0%
145,684	Aeon Mall Co. Ltd.	3,054,169
4,691	Industrial & Infrastructure Fund Investment	5,385,385
20,237	Invincible Investment Corp.	9,293,032
499,655	Mitsubishi Estate Co. Ltd.	8,782,184
137,248	Mitsui Fudosan Co. Ltd.	3,315,921
2,714	Nippon Building Fund, Inc.	14,752,074
		44,582,765
	SINGAPORE - 1.3%
5,685,281	CapitaLand Commerical Trust	7,435,111
	TOTAL ASIA PACIFIC (Cost - $137,756,624)	127,206,592

	EUROPE - 27.2%
	BELGIUM - 1.2%
87,194	VGP NV	6,806,157

	FRANCE - 1.5%
46,830	Gecina SA	8,230,449

	GERMANY - 10.3%
96,815	ADO Properties SA	5,051,482
467,091	alstria office REIT-AG	6,938,797
1,473,466	Aroundtown SA	11,240,945
409,913	Deutsche Wohnen AG	16,973,323
484,354	Instone Real Estate Group B.V.	12,464,669
170,248	TLG Immobilien AG	4,563,995
		57,233,211
	ITALY - 2.5%
8,221,753	Beni Stabili SpA SIIQ	6,598,204
673,388	COIMA RES SpA *	7,128,867
		13,727,071
	NETHERLANDS - 2.1%
210,460	InterXion Holding NV	11,848,898

	SPAIN - 0.4%
98,908	Hispania Activos Inmobiliarios Socimi SA	1,972,353

	UNITED KINGDOM - 9.2%
7,408,423	Assura PLC	5,900,051
12,686,233	Empiric Student Property PLC	14,578,100
3,511,701	Grainger PLC	13,209,378
673,062	Great Portland Estates PLC	5,823,940
3,563,166	McCarthy & Stone PLC	6,726,030
2,592,969	Tritax Big Box REIT PLC	5,019,678
		51,257,177

	TOTAL EUROPE (Cost - $163,334,738)	151,075,316

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 100.6% (Continued)
	NORTH AMERICA - 50.5%
	CANADA - 1.4%
223,200	Boardwalk Real Estate Investment Trust	$7,936,155

	UNITED STATES - 49.1%
184,155	Acadia Realty Trust	4,434,452
90,735	Alexandria Real Estate Equities, Inc.	11,007,063
895,643	American Homes 4 Rent	17,187,389
45,712	American Tower Corp.	6,369,053
328,127	Ashford Hospitality Prime, Inc.	2,821,892
228,593	Brixmor Property Group, Inc.	3,552,335
250,057	CatchMark Timber Trust, Inc.	3,270,745
188,770	Chatham Lodging Trust	3,433,726
135,458	Chesapeake Lodging Trust	3,502,944
4,076,923	Colony NorthStar, Inc.	31,718,461
735,631	CoreCivic, Inc.	15,293,768
128,266	CoreSite Realty Corp.	12,037,764
219,613	CyrusOne, Inc.	10,958,689
388,946	Duke Realty Corp.	9,634,192
104,657	Education Realty Trust, Inc.	3,259,019
671,900	Ellington Financial LLC	9,487,228
136,831	Ellington Residential Mortgage REIT	1,450,409
51,760	Equinix, Inc.	20,295,096
258,855	GEO Group, Inc.	5,513,612
463,663	Jernigan Capital, Inc.	7,831,268
1,858,829	Kennedy-Wilson Holdings, Inc.	30,391,854
494,838	New Senior Investment Group, Inc.	3,998,291
1,355,386	New York REIT, Inc.	2,941,188
1,078,251	NorthStar Realty Europe Corp.	11,084,420
106,057	PennyMac Mortgage Investment Trust	1,767,970
359,361	Physicians Realty Trust	5,164,018
126,318	Prologis, Inc.	7,664,976
94,548	Regency Centers Corp.	5,494,184
249,503	Select Income REIT	4,533,470
189,057	Sun Communitieis, Inc.	16,553,831
		272,653,307

	TOTAL NORTH AMERICA (Cost - $371,069,094)	280,589,462

	TOTAL COMMON STOCK (Cost - $672,160,456)	558,871,370

	SHORT-TERM INVESTMENTS - 0.7%
4,079,077	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^	4,079,077
	(Cost - $4,079,077)

	TOTAL INVESTMENTS - 101.3% (Cost - $676,239,533) (a)	$562,950,447
	LIABILITIES LESS OTHER ASSETS - (1.3)%	(7,248,950)
	NET ASSETS - 100.0%	$555,701,497

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $676,347,118 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,761,092
Unrealized depreciation:	(115,157,763)
Net unrealized depreciation:	$(113,396,671)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Forward Currency Contracts

	Foreign Currency
Settlement	Units to					US Dollar	Unrealized
Date	Receive/Deliver		Counterparty	In Exchange For		Value	Depreciation
To Buy:
3/1/2018	997,907	SGD	BNY Mellon	$756,448	USD	$754,362	$(2,086)

Currency Abbreviations:

SGD - Singapore Dollar

USD - U.S. Dollar

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited)
February 28, 2018

Principal		Interest	Maturity
Amount		Rate	Date	Value
	CORPORATE BONDS - 6.3%
	COMMERCIAL SERVICES - 1.0%
$150,000	Hertz Corp. * #	5.875%	10/15/2020	$150,188

	MACHINERY-CONSTRUCTION & MINING - 1.3%
200,000	Vertiv Group Corp. * #	9.250	10/15/2020	212,000

	MACHINERY-DIVERSIFIED - 0.7%
100,000	Cloud Crane LLC * #	10.125	8/1/2024	112,250

	OIL & GAS - 1.0%
150,000	Ascent Resources Utica Holdings LLC * #	10.000	4/1/2022	160,500

	PACKAGING & CONTAINERS - 0.6%
100,000	BWAY Holding Co. * #	5.500	4/15/2024	102,500

	PIPELINES - 1.0%
150,000	American Midstream Partners LP * #	8.500	12/15/2021	153,000

	TRANSPORTATION - 0.7%
100,000	XPO Logistics, Inc. * #	6.125	9/1/2023	104,125

	TOTAL CORPORATE BONDS (Cost - $1,006,370)			994,563

Shares
	COMMON STOCK - 87.4%
	ADVERTISING - 0.0%
245	Yext, Inc. *			3,111

	AEROSPACE/DEFENSE - 1.2%
1,400	Orbital ATK, Inc.			184,884

	APPAREL - 0.8%
277	Canada Goose Holdings, Inc. *			8,762
2,811	Skechers U.S.A., Inc. *			115,026
				123,788
	AUTO MANUFACTURERS - 0.4%
2,835	Blue Bird Corp. *			65,772

	BANKS - 0.4%
1,500	MainSource Financial Group, Inc.			56,655

	BIOTECHNOLOGY - 2.0%
900	Bioverativ, Inc. *			94,212
1,100	Juno Therapeutics, Inc. *			95,447
6,568	NeoGenomics, Inc. *			55,171
6,217	Pacific Biosciences of California, Inc. *			14,796
4,436	Pfenex, Inc. *			17,167
1,219	Radius Health, Inc. *			46,432
				323,225
	BUILDING MATERIALS - 0.1%
600	Ply Gem Holdings, Inc. *			12,960

	CHEMICALS - 3.1%
2,700	Calgon Carbon Corp.			57,375
1,800	Monstanto Co.			222,066
9,110	Westlake Chemical Partners LP			205,430
				484,871

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 87.4% (Continued)
	COMMERCIAL SERVICES - 3.2%
100	Capella Education Co.	$7,770
412	CoStar Group, Inc. *	140,958
3,294	HMS Holdings Corp. *	52,836
2,255	KAR Auction Services, Inc.	121,950
2,300	Paylocity Holding Corp. *	107,571
586	ServiceMaster Global Holdings, Inc. *	30,097
277	WEX, Inc. *	41,425
		502,607
	COMPUTERS - 2.3%
1,000	CSRA, Inc.	40,530
713	Dell Technologies, Inc. *	52,969
1,300	DST Systems, Inc.	108,121
241	ForeScout Technologies, Inc. *	7,177
1,141	Nutanix, Inc. *	41,589
1,560	Qualys, Inc. *	115,518
		365,904
	COSMETICS/PERSONAL CARE - 0.1%
698	elf Beauty, Inc. *	12,871

	DIVERSIFIED FINANCIAL SERVICES - 2.0%
3,400	Blackhawk Network Holdings, Inc. *	152,150
3,150	Ellington Financial LLC	44,478
1,405	Financial Engines, Inc.	47,068
553	Hamilton Lane, Inc.	19,322
42	PagSeguro Digital Ltd. *	1,354
1,082	WageWorks, Inc. *	56,751
		321,123
	ELECTRIC - 0.6%
4,800	Calpine Corp. *	73,056
1,500	Dynergy, Inc. *	18,345
		91,401
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
1,800	General Cable Corp.	53,190

	ELECTRONICS - 0.2%
1,700	Sparton Corp. *	38,539

	ENGINEERING & CONSTRUCTION - 0.3%
1,000	Aecon Group, Inc.	15,400
1,800	Chicago Bridge & Iron Co. NV	31,428
		46,828
	ENTERTAINMENT - 1.8%
1,329	IMAX Corp. *	28,042
925	Lions Gate Entertainment Corp. *	24,827
2,300	Pinnacle Entertainment, Inc. *	69,391
7,000	Regal Entertainment Group	160,930
		283,190
	FOOD - 1.5%
4,600	Snyder’s-Lance, Inc.	229,448

	HEALTHCARE-PRODUCTS - 1.1%
645	Bio-Techne Corp.	91,164
4,109	GenMark Diagnostics, Inc. *	16,929
49	iRhythm Technologies, Inc. *	3,045
2,083	K2M Group Holdings, Inc. *	43,139
3,017	T2 Biosystems, Inc. *	15,839
		170,116

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 87.4% (Continued)
	HEALTHCARE-SERVICES - 2.5%
965	AAC Holdings, Inc. *	$9,129
2,791	Acadia Healthcare Co., Inc. *	106,337
700	Aetna, Inc.	123,942
1,433	Almost Family, Inc. *	84,475
1,778	Envision Healthcare Corp. *	68,453
		392,336
	INSURANCE - 1.2%
2,600	Validus Holdings Ltd.	175,864

	INTERNET - 1.8%
5,639	Attunity Ltd. *	41,334
554	Imperva, Inc. *	25,844
44	Okta, Inc. *	1,698
206	Overstock.com, Inc. *	12,442
3,191	RingCentral, Inc. *	199,916
		281,234
	LODGING - 0.9%
6,631	La Quinta Holdings, Inc. *	125,193

	MACHINERY-CONSTRUCTION & MINING - 0.1%
1,095	ASV Holdings, Inc. *	8,826

	MACHINERY-DIVERSIFIED - 0.2%
1,074	Cactus, Inc. *	26,431
203	Gardner Denver Holdings, Inc. *	6,498
		32,929
	MEDIA - 3.2%
4,500	Time Warner, Inc.	418,320
2,000	Tribune Media Co.	83,340
		501,660
	MINING - 0.9%
19,320	Emerge Energy Services LP *	134,274

	OIL & GAS - 3.0%
6,790	Antero Midstream Partners LP	177,287
3,530	Carrizo Oil & Gas, Inc. *	49,597
1,173	Parsley Energy, Inc. *	29,653
15,044	Sanchez Midstream Partner LP	168,493
3,848	SandRidge Energy, Inc. *	54,103
		479,133
	OIL & GAS SERVICS - 1.4%
16,480	Archrock Partners LP	217,866
438	Keane Group, Inc. *	6,811
42	Nine Energy Service, Inc. *	1,146
		225,823
	PACKAGING & CONTAINERS - 0.3%
1,300	KapStone Paper and Packaging Corp.	45,357

	PHARMACEUTICALS - 1.1%
1,100	Akorn, Inc. *	18,634
1,956	Catalent, Inc. *	81,663
8,535	Keryx Biopharmaceuticals, Inc. *	39,176
799	Premier, Inc. *	26,487
		165,960

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 87.4% (Continued)
	PIPELINES - 11.1%
4,340	Cheniere Energy, Inc. *	$227,937
7,875	Energy Transfer Partners LP	143,404
2,500	EQT Midstream Partners LP	153,800
9,640	Kinder Morgan, Inc.	156,168
6,414	MPLX LP	221,475
9,730	Oasis Midstream Partners LP	160,350
4,350	Phillips 66 Partners LP	213,759
6,620	Shell Midstream Partners LP	159,211
3,900	Tallgrass Energy Partners LP	149,565
4,160	Valero Energy Partners LP	160,285
		1,745,954
	PRIVATE EQUITY - 0.9%
9,171	Kennedy-Wilson Holdings, Inc.	149,946

	REAL ESTATE - 5.5%
657	ADO Properties SA	34,280
1,041	Aeon Mall Co. Ltd.	21,824
6,726	Aroundtown SA	51,312
3,500	BUWOG AG	123,368
2,630	Deutsche Wohnen AG	108,901
23,858	Grainger PLC *	89,742
8,305	Hang Lung Properties Ltd.	19,846
16,159	Hongkong Land Holdings Ltd.	111,336
2,417	Instone Real Estate Group B.V.	62,201
25,325	McCarthy & Stone PLC	47,805
3,381	Mitsubishi Estate Co. Ltd.	59,426
927	Mitsui Fudosan Co. Ltd.	22,396
43	Redfin Corp. *	885
9,994	Swire Properties Ltd.	34,163
297	TLG Immobilien AG	7,962
471	VGP NV	36,765
6,163	Wharf Real Estate Investment Company Ltd. *	41,899
		874,111
	REAL ESTATE INVESTMENT TRUSTS - 13.9%
883	Acadia Realty Trust	21,263
452	Alexandria Real Estate Equities, Inc.	54,832
2,410	alstria office REIT AG	35,801
4,456	American Homes 4 Rent	85,511
229	American Tower Corp.	31,907
1,569	Ashford Hospitality Prime, Inc.	13,493
49,148	Assura PLC	39,141
54,522	Beni Stabili SpA SIIQ	43,756
1,110	Boardwalk Real Estate Investment Trust	39,467
1,088	Brixmor Property Group, Inc.	16,907
32,252	CapitaLand Commercial Trust *	42,179
1,060	CatchMark Timber Trust, Inc.	13,865
913	Chatham Lodging Trust	16,607
665	Chesapeake Lodging Trust	17,197
3,639	COIMA RES SpA	38,525
20,062	Colony NorthStar, Inc.	156,082
3,636	CoreCivic, Inc.	75,592
615	CoreSite Realty Corp.	57,718
1,542	CyrusOne, Inc.	76,946
17,384	Dexus	125,982
1,806	Duke Realty Corp.	44,735
501	Education Realty Trust, Inc.	15,601

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	COMMON STOCK - 87.4% (Continued)
	REAL ESTATE INVESTMENT TRUSTS - 13.9% (Continued)
89,588	Empiric Student Property PLC *	$102,948
259	Equinix, Inc.	101,554
310	Gecina SA	54,483
1,260	GEO Group, Inc.	26,838
7,765	Global Medical REIT, Inc.	50,472
13,247	Goodman Group	84,750
5,709	Great Portland Estates PLC	49,399
495	Hispania Activos Inmobiliarios SOCIMI SA	9,871
23	Industrial & Infrastructure Fund Investment	26,405
89	Invincible Investment Corp.	40,870
2,268	Jernigan Capital, Inc.	38,307
2,372	New Senior Investment Group, Inc.	19,166
7,120	New York REIT, Inc.	15,450
19	Nippon Building Fund, Inc.	103,275
5,307	NorthStar Realty Europe Corp.	54,556
541	PennyMac Mortgage Investment Trust	9,018
1,722	Physicians Realty Trust	24,745
630	Prologis, Inc.	38,228
12,400	Pure Industrial Real Estate Trust	77,612
460	Regency Centers Corp.	26,731
1,224	Select Income REIT	22,240
947	Sun Communities, Inc.	82,919
14,201	Tritax Big Box REIT PLC	27,491
6,956	Westfield Corp.	47,483
		2,197,918
	RETAIL - 1.4%
2,366	Copart, Inc. *	110,752
690	Five Below, Inc. *	46,127
4,722	J. Jill, Inc. *	40,656
427	Wingstop, Inc.	19,347
		216,882
	SAVINGS AND LOANS - 0.6%
4,527	Banc of California, Inc.	90,314

	SEMICONDUCTORS - 4.5%
1	Broadcom Ltd.	246
2,500	Cavium, Inc. *	222,600
3,900	NXP Semiconductors NV *	486,174
		709,020
	SOFTWARE - 8.7%
915	2U, Inc. *	75,744
43	Altair Engineering, Inc. *	1,132
310	Alteryx, Inc. *	10,599
1,547	Black Knight, Inc. *	73,715
1,591	Blackline, Inc. *	70,004
800	Callidus Software, Inc. *	28,720
1,466	Cotiviti Holdings, Inc. *	49,126
1,188	Coupa Software, Inc. *	52,985
4,695	Evolent Health, Inc. *	68,782
7,238	Five9, Inc. *	219,746
1,461	Guidewire Software, Inc. *	117,348
1,735	Instructure, Inc. *	75,299
969	InterXion Holding NV *	54,555
616	MongoDB, Inc. *	19,841

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares				Value
	COMMON STOCK - 87.4% (Continued)
	SOFTWARE - 8.7% (Continued)
393	MuleSoft, Inc. *			$12,136
359	NantHealth, Inc. *			1,084
1,579	PROS Holdings, Inc. *			49,502
43	SendGrid, Inc. *			1,123
3,134	SS&C Technologies Holdings, Inc.			155,196
641	Talend SA - ADR *			30,178
319	Ultimate Software Group, Inc. *			76,069
1,888	Veeva Systems, Inc. *			131,594
				1,374,478
	STORAGE/WAREHOUSING - 0.0%
42	Americold Realty Trust *			756

	TELECOMMUNICATIONS - 1.4%
345	CenturyLink, Inc.			6,096
4,189	GTT Communications, Inc. *			216,152
43	Switch, Inc.			594
				222,842
	TRANSPORTATION - 1.4%
8,170	Golar LNG Ltd.			220,753
800	Student Transporation, Inc.			5,992
				226,745

	TOTAL COMMON STOCK (Cost - $14,167,220)			13,748,038

	EXCHANGE TRADED FUNDS - 1.4%
	DEBT FUNDS - 1.4%
2,500	iShares 0-5 Year High Yield Corporate Bond ETF			117,175
2,650	iShares US Preferred Stock ETF			99,454
	TOTAL EXCHANGE TRADED FUNDS (Cost - $217,924)			216,629

Shares		Maturity Date	Interest Rate	Value
	PREFERRED STOCK - 2.4%
7,000	Bank of America Corp. *	Perpetual	6.625%	$182,490
1,500	JPMorgan Chase & Co. *	Perpetual	6.125%	39,285
6,225	US Cellular Corp. *	12/1/2064	7.250%	158,551
	TOTAL PREFERRED STOCK (Cost - $389,178)			380,326

	CLOSED END FUND - 0.7%
10,000	PIMCO Income Strategy Fund II			103,300
	TOTAL CLOSED END FUND (Cost - $103,373)

	SHORT-TERM INVESTMENTS - 10.3%
1,634,429	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^			1,634,429
	(Cost - $1,634,429)

	TOTAL INVESTMENTS - 108.5% (Cost - $17,518,494) (a)			$17,077,285
	OTHER ASSETS AND LIABILITIES - (8.5)%			(1,284,830)
	NET ASSETS - 100.0%			$15,792,455

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	SECURITIES SOLD SHORT - (18.3)% *
	COMMON STOCK - (8.6)%
	BANKS - (0.4)%
2,081	First Financial Bancorp.	$56,603

	BIOTECHNOLOGY - (0.1)%
2,323	Sinovac Biotech Ltd.	19,118

	COMMERCIAL SERVICES - (0.0)%
88	Strayer Education, Inc.	7,888

	DISTRIBUTION/WHOLESALE - (0.4)%
1,875	EnviroStar, Inc.	64,688

	DIVERSIFIED FINANCIAL SERVICES - (0.3)%
133	Credit Acceptance Corp.	41,854

	ELECTRIC - (1.0)%
1,648	El Paso Electric Co.	80,093
1,548	Unitil Corp.	65,078
978	Vistra Energy Corp.	18,533
		163,704
	ENGINEERING & CONSTRUCTION - (0.3)%
617	Exponent, Inc.	47,972

	ENTERTAINMENT - (0.2)%
966	Penn National Gaming, Inc.	25,705

	GAS - (1.5)%
987	Atmos Energy Corp.	79,444
1,213	Chesapeake Utilities Corp.	80,847
1,192	ONE Gas, Inc.	75,799
		236,090
	HEALTHCARE-SERVICES - (0.7)%
1,099	LHC Group, Inc.	70,754
1,986	Select Medical Holdings Corp.	35,947
		106,701
	MEDIA - (0.1)%
460	Sinclair Broadcast Group, Inc.	15,548

	OIL & GAS SERVICES - (0.4)%
2,800	Archrock, Inc.	26,600
4,450	McDermott International, Inc.	32,485
		59,085
	PHARMACEUTICALS - (0.3)%
588	CVS Health Corp.	39,825

	PIPELINES - (0.0)%
1	Andeavor Logistics LP	46

	RETAIL - (0.5)%
1,326	CarMax, Inc.	82,106

	SEMICONDUCTORS - (0.8)%
5,440	Marvell Technology Group Ltd.	127,786

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 28, 2018

Shares		Value
	SECURITIES SOLD SHORT - (15.5)% (Continued) *
	COMMON STOCK - (8.6)% (Continued)
	SOFTWARE - (0.5)%
554	VMware, Inc.	$72,990

	TELECOMMUNICATIONS - (1.1)%
5,105	AT&T, Inc.	185,312

	TOTAL COMMON STOCK (Proceeds - $1,211,521)	1,353,021

	EXCHANGED TRADED FUNDS - (6.9)%
	EQUITY FUNDS - (6.9)%
1,200	iShares Russell 2000 ETF	$180,420
4,846	iShares Russell 2000 Growth ETF	913,083
	TOTAL EXCHANGED TRADED FUNDS (Proceeds - $858,130)	1,093,503

	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,069,651) (a)	$2,446,524

*	Non-income producing securities

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At February 28, 2018, these securities amounted to $1,027,185 or 6.50% of net assets.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short and options written, is $15,573,820 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,220,863
Unrealized depreciation:	(2,163,920)
Net unrealized depreciation:	$(943,057)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO (Unaudited)
February 28, 2018

Shares				Value
	EXCHANGE TRADED FUNDS - 84.6%
	EQUITY FUND - 84.6%
50,000	SPDR S&P500 ETF Trust +			$13,582,500
	TOTAL EXCHANGE TRADED FUNDS (Cost - $12,694,299)			13,582,500

Contracts (a)			Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 3.1% *
500	IPATH S&P 500 VIX		03/02/18 - $43.00	4,750
100	IPATH S&P 500 VIX		03/16/18 - $29.00	200
125	SPDR S&P500 ETF Trust		04/02/18 - $259.00	37,875
200	SPDR S&P500 ETF Trust		03/16/18 - $274.00	96,000
235	SPDR S&P500 ETF Trust		04/20/18 - $277.00	195,520
500	SPDR S&P500 ETF Trust		03/16/18 - $271.00	170,000
	TOTAL PURCHASED OPTIONS (Cost - $375,128)			504,345

Shares
	SHORT-TERM INVESTMENTS -10.6%
1,691,977	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^
	(Cost - $1,691,977)			1,691,977

	TOTAL INVESTMENTS - 98.3% (Cost - $14,761,404) (b)			$15,778,822

	OTHER ASSETS LESS LIABILITIES - 1.7%			272,251

	NET ASSETS - 100.0%			$16,051,073

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (1.1)% *
	PUT OPTIONS WRITTEN - (0.9)%
100	IPATH S&P 500 VIX	25,000	03/16/18 - $25.00	$150
50	IPATH S&P 500 VIX	12,500	03/02/18 - $38.00	150
500	SPDR S&P500 ETF Trust	125,000	03/16/18 - $259.00	49,000
235	SPDR S&P500 ETF Trust	58,750	03/21/18 - $257.00	59,220
200	SPDR S&P500 ETF Trust	50,000	03/16/18 - $257.00	17,800
125	SPDR S&P500 ETF Trust	31,250	04/20/18 - $246.00	20,250
	(Premiums Received - $140,442)			146,570

	CALL OPTIONS WRITTEN - (0.2)%
240	SPDR S&P500 ETF Trust	60,000	03/16/18 - $280.00	10,800
100	SPDR S&P500 ETF Trust	25,000	03/21/18 - $275.00	19,300
40	SPDR S&P500 ETF Trust	10,000	03/29/18 - $280.00	3,640
40	SPDR S&P500 ETF Trust	10,000	03/29/18 - $281.00	2,920
	(Premiums Received - $53,155)			36,660

	TOTAL WRITTEN OPTIONS (Premiums Received - $193,597) (b)			$183,230

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Each contract is equivalent to 100 shares of the underlying security.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including put and call options written, excluding swaps, is $14,810,753 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,093,554
Unrealized depreciation:	(125,485)
Net unrealized appreciation:	$968,069

	OPEN RETURN SWAPS - 0.4%
Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate #	Gain (Loss)
845,700	SPY SPDR SP 500 ETF Trust	3,000	Goldman Sachs	10/4/2018	Pay	1.5797	$(30,750)
1,973,300	SPY SPDR SP 500 ETF Trust	7,000	Goldman Sachs	11/9/2018	Pay	1.5797	(71,750)
1,409,500	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	11/29/2018	Pay	1.5797	(51,250)
1,326,169	SPY SPDR SP 500 ETF Trust	5,000	Goldman Sachs	11/29/2018	Pay	1.5797	32,082
							$(121,668)

#	Variable rate is Libor plus 0.40%

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO (Unaudited)
February 28, 2018

Shares				Value
	EXCHANGE TRADED FUND - 69.6%
	EQUITY FUND - 69.6%
118,500	iShares MSCI Emerging Markets ETF +			$5,690,370
	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,191,360)

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 5.6% *
50	iPath S&P 500 VIX ST Futures ETN	$221,750	3/2/2018 - $43.00	4,750
100	iPath S&P 500 VIX ST Futures ETN	443,500	3/16/2018 - $29.00	200
2,200	iShares MSCI Emerging Markets ETF	10,564,400	3/16/2018 - $49.00	270,600
500	iShares MSCI Emerging Markets ETF	2,401,000	3/29/2018 - $45.00	17,500
500	iShares MSCI Emerging Markets ETF	2,401,000	3/29/2018 - $50.00	89,000
500	iShares MSCI Emerging Markets ETF	2,401,000	4/20/2018 - $48.00	73,500
	TOTAL PURCHASED OPTIONS (Cost - $357,151)			455,550

Shares
	SHORT-TERM INVESTMENTS - 21.6%
1,770,821	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 1.32% ^			1,770,821
	(Cost - $1,770,821)

	TOTAL INVESTMENTS - 96.8% (Cost - $6,319,332) (b)			$7,916,741

	OTHER ASSETS AND LIABILITIES - 3.2%			264,254

	NET ASSETS - 100.0%			$8,180,995

		Notional
Contracts (a)		Amount	Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (2.0)%
	PUT OPTIONS WRITTEN - (1.5)% *
50	iPath S&P 500 VIX ST Futures ETN	$221,750	3/2/2018 - $38.00	$150
100	iPath S&P 500 VIX ST Futures ETN	443,500	3/16/2018 - $25.00	150
3,200	iShares MSCI Emerging Markets ETF	15,366,400	3/16/2018 - $46.50	115,200
500	iShares MSCI Emerging Markets ETF	2,401,000	3/19/2018 - $43.00	10,750
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $133,334)			126,250

	CALL OPTIONS WRITTEN - (2.0)% *
490	iShares MSCI Emerging Markets ETF	2,352,980	3/2/2018 - $50.00	980
175	iShares MSCI Emerging Markets ETF	840,350	3/16/2018 - $50.00	3,675
300	iShares MSCI Emerging Markets ETF	1,440,600	3/16/2018 - $51.00	2,400
110	iShares MSCI Emerging Markets ETF	528,220	3/29/2018 - $49.50	6,380
500	iShares MSCI Emerging Markets ETF	2,401,000	3/29/2018 - $50.00	25,500
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $109,292)			38,935

	TOTAL OPTIONS WRITTEN (Premiums Received - $242,626) (b)			$165,185

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

^	Money Market Fund; interest rate reflects seven-day effective yield on February 28, 2018.

(a)	Each contract is equivalent to 100 shares of the underlying security.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including put and call options written, excluding swaps, is $5,953,504 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,906,093
Unrealized depreciation:	(108,041)
Net unrealized appreciation:	$1,798,052

	OPEN RETURN SWAPS - 0.8%
Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate	Gain/(Loss)
$1,701,600	iShares Currency Hedged MSCI Emerging Markets ETF	60,000	Goldman Sachs	1/11/2019	Pay	1.580#	$(88,200)
2,857,680	iShares MSCI Emerging Markets ETF	56,000	Goldman Sachs	11/9/2018	Pay	1.564#	(168,560)
							$(256,760)

#	Variable rate is Libor plus 0.45%.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited)
February 28, 2018

Principal		Coupon Rate (%)		Maturity Date	Value
	ASSET-BACKED SECURITIES - 8.5%
	AUTOMOBILE ASSET-BACKED SECURITIES - 1.2%
$100,000	CPS Auto Receivables Trust 2018-A #	3.6600		12/15/2023	$100,036
120,000	Drive Auto Receivables Trust 2015-A #	4.1200		7/15/2022	121,264
150,000	First Investors Auto Owner Trust 2017-2 #	5.4800		10/15/2024	153,239
205,000	Westlake Automobile Receivables Trust 2018-1 #	4.5300		5/15/2023	204,519
					579,058
	COMMERCIAL ASSET-BACKED SECURITIES - 0.9%
160,000	GS Mortgage Securities Trust 2016-GS4 #	3.2330		11/10/2046	130,192

136,500	JPMBB Commercial Mortgage Securities Trust 2014-C25 #, weighted average of the net mortgage rates on the mortgage loans for dstribution date minus 0.5000%	3.9458		11/15/2047	110,074

100,000	JPMBB Commercial Mortgage Securities Trust 2015-C31, weighted average of the net mortgage rates on the mortgage loans for dstribution date minus 0.5000%	4.1174		8/15/2048	78,365
150,000	Morgan Stanley Capital I Trust 2016-UBS9 #	3.0000		3/15/2049	122,624
					441,255
	OTHER ASSET-BACKED SECURITIES - 1.9%
115,000	Invitation Homes 2015-SFR2 Trust #, 1 mo. LIBOR + 3.7000%	5.2900		6/17/2032	116,139
160,000	Invitation Homes 2018-SFR1 Trust #, 1 mo. LIBOR + 2.0000%	3.5680		3/17/2037	161,622
150,000	Progress Residential 2017-SFR1 Trust #	5.3500		8/17/2034	154,305
100,000	Progress Residential 2018-SFR1 Trust #	4.3800		3/17/2035	99,966
100,000	Progress Residential 2018-SFR1 Trust #	4.7780		3/17/2035	99,969
100,000	Tricon American Homes 2016-SFR1 Trust #	5.7690		11/17/2033	103,656
100,000	Tricon American Homes 2017-SFR2 Trust #	3.6720		1/17/2036	98,547
100,000	Tricon American Homes 2017-SFR2 Trust #	5.1040		1/17/2036	101,113
					935,317
	WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS - 4.5%
180,663	Alternative Loan Trust 2006-6CB	5.7500		5/25/2036	133,219
110,000	Angel Oak Mortgage Trust LLC 2015-1 #	6.3661		1/25/2047	113,157
150,000	Bellemeade Re 2017-1 Ltd #, 1 mo. LIBOR + 3.3500%	4.9707		10/25/2027	154,257
100,000	COLT 2017-2 Mortgage Loan Trust #	4.5630		10/25/2047	100,262
210,000	Fannie Mae Connecticut Avenue Securities	5.7707		2/25/2030	223,669
185,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR + 3.6000%	5.2207		1/25/2030	189,524
160,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR + 5.7500%	7.3707		7/25/2029	190,322
180,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR + 5.0500%	6.6707		11/25/2029	198,876
200,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR + 4.0000%	5.6207		5/25/2030	210,787
99,963	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR + 10.2500%	11.8707		1/25/2029	137,440
150,000	Fannie Mae Connecticut Avenue Securities, 1 mo. LIBOR + 2.2000%	3.8207		1/25/2030	152,823
200,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 1 mo. LIBOR + 4.4500%	6.0707		3/25/2030	217,785
129,797	Freddie Mac Structured Agency Credit Risk Debt Notes, 1 mo. LIBOR + 8.8000%	10.4207		3/25/2028	165,191
55,110	Luminent Mortgage Trust 2006-2, 1 mo. LIBOR + 0.2000%	1.8207		2/25/2046	44,970
					2,232,282

	TOTAL ASSET-BACKED SECURITIES (Cost - $4,046,226)				4,187,912

	BANK LOANS - 3.5%
	AUTO MANUFACTURING - 0.1%
50,000	Trico, 3 mo. LIBOR + 6.5000%	—		2/2/2024	49,938

	BUILDING MATERIALS - 0.3%
44,775	Arclin US Holding Corp., 3 mo. LIBOR + 3.5000%	5.2500	*	2/14/2024	45,195
20,400	Arclin US Holding Corp.	9.7500	*	2/14/2025	20,706
100,000	Janus, 3 mo. LIBOR + 3.0000	—		2/9/2025	99,750
					165,651
	CONSUMER PRODUCTS - 0.2%
100,000	Diversey	4.3161		7/25/2024	100,000

	ENTERTAINMENT - 0.4%
220,000	Scientific Games	4.5222	*	8/14/2024	221,266

	FOOD - 0.3%
123,752	Chobani, 3 mo. LIBOR + 3.5000%	5.4839	*	10/7/2023	124,732
44,662	JBS USA LUX SA, 3 mo. LIBOR + 2.5000%	6.0000	*	10/30/2022	44,504
					169,236
	GAS - 0.1%
25,000	Chesapeake Energy Corp., 3 mo. LIBOR + 7.5000%	8.5000	*	8/23/2021	26,662

	OIL - 0.1%
64,513	MEG Energy Corp., 3 mo. LIBOR + 3.5000%	4.5400	*	12/31/2023	64,754

	METALS & MINING - 0.2%
34,913	Big River Steel, 3 mo. LIBOR + 5.0000%	—	*	8/15/2023	35,436
61,246	Real Alloy Holding, Inc. DIP Loan (a)(b)	11.5000		5/17/2018	61,246
					96,682
	PHARMACEUTICALS - 0.1%
49,875	Nature’s Bounty, 3 mo. LIBOR + 3.5000%	4.8328		8/15/2024	48,394

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited)(Continued)
February 28, 2018

Principal		Coupon Rate (%)		Maturity Date	Value
	BANK LOANS - 3.5% (Continued)
	RETAIL - 0.3%
34,912	Camping World, 3 mo. LIBOR + 2.7500%	4.2378	*	11/8/2023	$35,252
134,779	Neiman Marcus Group LTD. LLC	4.6418		10/25/2020	114,787
					150,039
	SOFTWARE - 0.1%
43,460	West Corp., 3 mo. LIBOR + 4.0000%	5.2423	*	10/3/2024	43,877

	TELLECOMMUNICATIONS - 1.2%
275,000	Lamar Media, 3 mo. LIBOR + 1.7500%	—		2/16/2025	277,149
104,213	SFR Group SA, 3 mo. LIBOR + 2.7500%	3.9440	*	6/22/2025	99,957
185,000	Sinclair Broadcasting, 3 mo. LIBOR + 2.5000%	—		12/12/2024	186,042
22,116	Windstream Servces LLC, 3 mo. LIBOR + 4.0000%	4.7500	*	3/30/2021	21,010
					584,158
	TRANSPORTATION - 0.1%
39,900	PODS, 3 mo. LIBOR + 3.0000%	4.4032		11/21/2024	40,149

	TOTAL BANK LOANS (Cost - $473,901)				1,760,806

	TERM LOANS - 0.9%
	AUTO MANUFACTURING - 0.1%
34,820	Superior Industries International, 3 mo. LIBOR + 4.5000%	5.8129	*	3/22/2024	35,212

	ENERGY - 0.0%
34,166	CE STAR Holdings LLC (a)(b)	12.0000		11/28/2021	33,264

	ENTERTAINMENT - 0.1%
49,325	Intrawest, 3 mo. LIBOR + 3.2500%	4.8190		6/29/2024	49,541

	MANUFACTURED GOODS - 0.2%
119,700	Kloeckner Pentaplast, 3 mo. LIBOR + 4.2500%	5.5464	*	6/29/2022	118,354

	RETAIL - 0.5%
283,981	Nebraska Book Holdings, Inc., Tranche B +(a)(b)	8.0000		9/19/2020	232,647

	TOTAL TERM LOANS (Cost - $1,749,324)				469,018

	CORPORATE BONDS - 48.4%
	AEROSPACE/DEFENSE - 0.8%
400,000	Kratos Defense & Security Solutions, Inc. #	6.5000		11/30/2025	417,500

	AIRLINES - 0.7%
175,000	Intrepid Aviation Group Holdings LLC #	6.8750		2/15/2019	173,688
200,000	VistaJet Malta Finance PLC #	7.7500		6/1/2020	195,000
					368,688
	AUTO MANUFACTURERS - 0.3%
155,000	General Motors Financial Co., Inc.	3.8500		1/5/2028	147,528

	AUTO PARTS & EQUIPMENT - 0.8%
379,000	International Automotive Components Group SA #	9.1250		6/1/2018	367,867
40,000	Titan International, Inc. #	6.5000		11/30/2023	40,900
					408,767
	BANKS - 2.8%
200,000	BNP Paribas SA #	3.3750		1/9/2025	194,520
205,000	BNP Paribas SA	4.3750		3/1/2033	203,210
130,000	Freedom Mortgage Corp	8.1250		11/15/2024	133,575
411,000	Goldman Sachs Capital II, 3 mo. LIBOR + 0.7675%	4.0000		12/3/2165	360,653
35,000	Goldman Sachs Group, Inc., 3 mo. LIBOR + 1.1580%	5.1500		5/22/2045	37,841
140,000	Goldman Sachs Group, Inc.	3.8140		4/23/2029	136,861
300,000	Royal Bank of Scotland Group PLC,	8.0000		8/10/2165	335,814
					1,402,474
	BEVERAGES - 0.8%
396,000	Carolina Beverage Group LLC #	10.6250		8/1/2018	397,980

	BIOTECHNOLOGY - 0.9%
215,000	Celgene Corp.	3.9000		2/20/2028	211,873
215,000	Southern States Cooperative, Inc. #	10.0000		8/15/2021	216,075
					427,948
	BUILDING MATERIALS - 0.0%
10,000	American Woodmark Corp. #	4.8750		3/15/2026	9,950

	CHEMICALS - 0.1%
45,000	NOVA Chemicals Corp. #	5.2500		6/1/2027	44,100

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited)(Continued)
February 28, 2018

Principal		Coupon Rate (%)	Maturity Date	Value
	CORPORATE BONDS - 48.4% (Continued)
	COMMERCIAL SERVICES - 1.7%
429,000	Flexi-Van Leasing, Inc. #	7.8750	8/15/2018	$430,523
234,000	Hertz Corp.	5.8750	10/15/2020	234,293
50,000	Rent-A-Center, Inc.	6.6250	11/15/2020	46,250
140,000	United Rentals North America, Inc.	4.8750	1/15/2028	136,850
				847,916
	COMPUTERS - 0.2%
45,000	Diamond 1 Finance Corp. #	6.0200	6/15/2026	48,121
60,000	Seagate HDD Cayman	5.7500	12/1/2034	56,916
15,000	Seagate HDD Cayman #	4.8750	3/1/2024	15,036
				120,073
	DISTRIBUTION/WHOLESALE - 0.3%
135,000	H&E Equipment Services, Inc. #	5.6250	9/1/2025	138,375

	DIVERSIFIED FINANCIAL SERVICES - 1.0%
200,000	American Express Co.	3.4000	2/27/2023	199,781
233,000	Creditcorp #	12.0000	7/15/2018	218,438
65,000	E*TRADE Financial Corp., 3 mo. LIBOR + 3.1600%	5.3000	3/15/2023	64,350
				482,569
	ELECTRIC - 1.1%
55,000	Calpine Corp.	5.7500	1/15/2025	51,700
65,000	Calpine Corp. #	5.2500	6/1/2026	63,294
15,000	NextEra Energy Operating Partners LP #	4.5000	9/15/2027	14,494
40,000	NRG Energy, Inc. #	5.7500	1/15/2028	39,592
150,000	Stoneway Capital Corp. #	10.0000	3/1/2027	166,312
210,000	Talen Energy Supply LLC #	10.5000	1/15/2026	197,400
				532,792
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
383,000	Artesyn Embedded Technologies, Inc. #	9.7500	10/15/2020	371,510

	ELECTRONICS - 0.2%
95,000	Itron, Inc. #	5.0000	1/15/2026	94,762

	ENGINEERING & CONSTRUCTION - 0.9%
100,000	Aldesa Financial Services SA	7.2500	4/1/2021	114,389
283,000	NANA Development Corp. #	9.5000	3/15/2019	283,000
				397,389
	ENTERTAINMENT - 0.8%
250,000	AMC Entertainment Holdings, Inc.	5.8750	2/15/2022	253,125
529,682	Tunica-Biloxi Gaming Authority #	3.7900	6/15/2020	145,663
				398,788
	ENVIRONMENTAL CONTROL - 0.4%
90,000	GFL Environmental, Inc. #	5.3750	3/1/2023	90,337
125,000	Waste Pro USA, Inc. #	5.5000	2/15/2026	125,937
				216,274
	FOOD - 2.0%
75,000	BI-LO LLC #	9.2500	2/15/2019	72,938
200,000	Boparan Finance PLC	5.2500	7/15/2019	275,570
35,000	Clearwater Seafoods, Inc. #	6.8750	5/1/2025	34,562
40,000	Fresh Market, Inc. #	9.7500	5/1/2023	27,300
110,000	JBS USA LUX SA #	6.7500	2/15/2028	109,060
180,000	Pilgrim’s Pride Corp. #	5.8750	9/30/2027	175,464
40,000	Post Holdings, Inc. #	5.6250	1/15/2028	39,000
60,000	Post Holdings, Inc. #	5.0000	8/15/2026	57,150
169,061	Youngs PIK SCA	8.2500	8/1/2019	201,913
				992,957
	HEALTHCARE-SERVICES - 0.8%
400,000	HCA Healthcare, Inc.	6.2500	2/15/2021	422,000

	HOME BUILDERS - 1.0%
400,000	AV Homes, Inc.	6.6250	5/15/2022	413,500
110,000	Toll Brothers Finance Corp.	4.8750	11/15/2025	110,275
				523,775

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited)(Continued)
February 28, 2018

Principal		Coupon Rate (%)	Maturity Date	Value
	CORPORATE BONDS - 48.4% (Continued)
	INSURANCE - 0.1%
$25,000	CNO Financial Group, Inc.	5.2500	5/30/2025	$25,500

	IRON/STEEL - 0.0%
20,000	AK Steel Corp.	6.3750	10/15/2025	19,700

	LEISURE TIME - 0.9%
250,000	Silversea Cruise Finance Ltd. #	7.2500	2/1/2025	268,125
85,000	Viking Cruises Ltd. #	5.8750	9/15/2027	83,087
95,000	VOC Escrow Ltd. #	5.0000	2/15/2028	92,863
				444,075
	LODGING - 0.1%
35,000	Wyndham Worldwide Corp.	4.5000	4/1/2027	34,836

	MACHINERY-CONSTRUCTION & MINING - 1.8%
375,000	BlueLine Rental Finance Corp. #	9.2500	3/15/2024	406,406
250,000	Vertiv Group Corp. #	9.2500	10/15/2024	265,000
200,000	Vertiv Intermediate Holding Corp. #	12.0000	2/15/2022	214,250
				885,656
	MACHINERY-DIVERSIFIED - 1.8%
450,000	Cloud Crane LLC #	10.1250	8/1/2024	505,125
400,000	Xerium Technologies, Inc.	9.5000	8/15/2021	404,000
				909,125
	MEDIA - 1.0%
200,000	Altice Luxembourg SA #	7.7500	5/15/2022	187,250
168,000	Lee Enterprises, Inc. #	9.5000	3/15/2022	176,820
40,000	Salem Media Group, Inc. #	6.7500	6/1/2024	39,200
38,000	SiTV LLC #	10.3750	7/1/2019	23,607
83,000	Yellow Pages Digital & Media Solutions Ltd. #	10.0000	11/1/2022	66,638
				493,515
	METAL FABRICATE/HARDWARE - 0.0%
120,000	Constellation Enterprises LLC #(a)(b)	10.6250	2/1/2018	—

	MINING - 1.4%
95,000	Aleris International, Inc. #	9.5000	4/1/2021	100,106
35,000	Constellium NV #	5.8750	2/15/2026	35,438
200,000	First Quantum Minerals Ltd. #	6.8750	3/1/2026	199,500
20,000	Glencore Funding LLC #	3.0000	10/27/2022	19,526
9,000	International Wire Group, Inc. #	10.7500	8/1/2021	8,393
207,000	Real Alloy Holding, Inc. Roll Up Note (a)(b) +	10.0000	1/15/2019	150,075
260,000	Real Alloy Holding, Inc. (a)(b) #	10.0000	5/16/2018	188,500
				701,538
	MISCELLANEOUS MANUFACTURING - 0.3%
176,000	Techniplas LLC #	10.0000	5/1/2020	145,200

	OIL & GAS - 5.7%
450,000	Ascent Resources Utica Holdings LLC #	10.0000	4/1/2022	481,500
58,000	Bellatrix Exploration Ltd. #	8.5000	5/15/2020	47,777
310,000	Delphi Energy Corp. #	10.0000	7/15/2021	242,537
10,000	Endeavor Energy Resources LP #	5.5000	1/30/2026	9,950
35,000	Endeavor Energy Resources LP #	5.7500	1/30/2028	35,131
15,000	EQT Corp.	3.9000	10/1/2027	14,346
15,000	EQT Corp.	3.0000	10/1/2022	14,618
161,000	EV Energy Partners LP	8.0000	4/15/2019	81,305
140,000	Halcon Resources Corp. #	6.7500	2/15/2025	141,750
40,000	Hess Infrastructure Partners LP #	5.6250	2/15/2026	40,200
55,000	Marathon Oil Corp.	4.4000	7/15/2027	55,986
105,000	Murphy Oil Corp.	6.8750	8/15/2024	110,657
75,000	Newfield Exploration Co.	5.3750	1/1/2026	77,813
20,000	Noble Holding International Ltd.	7.7500	1/15/2024	18,375
40,000	PBF Holding Co. LLC	7.2500	6/15/2025	41,500
58,000	Petrobras Global Finance BV #	5.9990	1/27/2028	57,202
30,000	Petroleos Mexicanos	6.7500	9/21/2047	30,581
175,000	PetroQuest Energy, Inc.	10.0000	2/15/2021	141,750
95,000	Precision Drilling Corp. #	7.1250	1/15/2026	96,069
223,000	Resolute Energy Corp.	8.5000	5/1/2020	223,279
395,000	Shelf Drilling Holdings Ltd. #	8.2500	2/15/2025	398,456
20,000	Sunoco LP #	5.8750	3/15/2028	20,125
105,000	Sunoco LP #	4.8750	1/15/2023	104,727
45,000	Tapstone Energy LLC #	9.7500	6/1/2022	37,800
38,000	W&T Offshore, Inc. #	9.0000	5/15/2020	36,290
250,000	WPX Energy, Inc.	8.2500	8/1/2023	284,375
				2,844,099
	OIL & GAS SERVICES - 1.1%
45,000	Exterran Energy Solutions LP #	8.1250	5/1/2025	48,488
35,000	FTS International, Inc.	6.2500	5/1/2022	35,175
147,000	ION Geophysical Corp.	9.1250	12/15/2021	147,000
300,000	ION Geophysical Corp.	8.1250	5/15/2018	300,000
198,000	Polarcus Ltd.	-	12/30/2022	31,804
				562,467
	PACKAGING & CONTAINERS - 0.6%
300,000	BWAY Holding Co. #	5.5000	4/15/2024	307,500

	PHARMACEUTICALS - 0.8%
45,000	Mylan NV	3.9500	6/15/2026	43,599
377,000	Valeant Pharmaceuticals International, Inc. #	5.3750	3/15/2020	377,471
				421,070

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited)(Continued)
February 28, 2018

Principal		Coupon Rate (%)	Maturity Date	Value
	CORPORATE BONDS - 48.4% (Continued)
	PIPELINES - 3.5%
$440,000	American Midstream Partners LP #	8.5000	12/15/2021	$448,800
40,000	Andeavor Logistics LP	4.2500	12/1/2027	39,175
75,000	Cheniere Energy Partners LP #	5.2500	10/1/2025	75,938
69,000	Genesis Energy LP	6.2500	5/15/2026	66,930
75,000	Genesis Energy LP	6.5000	10/1/2025	75,187
50,000	Kinder Morgan Energy Partners LP	5.4000	9/1/2044	51,556
210,000	Kinder Morgan, Inc.	4.3000	3/1/2028	209,719
85,000	MPLX LP	4.8750	6/1/2025	89,164
140,000	MPLX LP	4.5000	4/15/2038	136,278
250,000	Summit Midstream Partners LP, 3 mo. LIBOR + 7.4300%	9.5000	6/15/2166	258,750
90,000	Targa Resources Partners LP	5.1250	2/1/2025	90,112
55,000	TransMontaigne Partners LP	6.1250	2/15/2026	55,963
105,000	Western Gas Partners LP	4.5000	3/1/2028	105,818
				1,703,390
	PRIVATE EQUITY - 0.6%
300,000	Icahn Enterprises LP	6.2500	2/1/2022	305,250

	REAL ESTATE - 0.2%
85,000	American Homes 4 Rent LP	4.2500	2/15/2028	83,829
23,000	Avison Young Canada, Inc. #	9.5000	12/15/2021	23,460
				107,289
	RETAIL - 1.7%
60,000	1011778 BC ULC / New Red Finance, Inc. #	5.0000	10/15/2025	58,763
39,000	Hot Topic, Inc. #	9.2500	6/15/2021	38,805
323,000	House of Fraser Funding PLC, 3 mo. LIBOR + 5.7500%	6.2696	9/15/2020	343,340
50,000	Neiman Marcus Group Ltd. LLC #	8.0000	10/15/2021	30,500
303,000	Pizzaexpress Financing 2 PLC	6.6250	8/1/2021	398,041
				869,449
	SEMICONDUCTORS - 0.7%
344,000	MagnaChip Semiconductor Corp.	6.6250	7/15/2021	334,540

	SOFTWARE - 0.6%
300,000	j2 Cloud Services LLC #	6.0000	7/15/2025	312,000

	SOVEREIGN - 0.9%
200,000	Mexico Government International Bond	3.7500	1/11/2028	191,850
260,000	Oman Government International Bond #	4.1250	1/17/2023	252,364
				444,214
	TELECOMMUNICATIONS - 2.9%
70,000	Frontier Communications Corp.	11.0000	9/15/2025	55,212
193,000	HC2 Holdings, Inc. #	11.0000	12/1/2019	197,825
232,874	Interactive Network, Inc.	14.0000	12/20/2018	168,542
304,000	Sorenson Communications LLC #	9.0000	10/31/2020	305,900
70,000	Sprint Corp.	7.6250	3/1/2026	69,919
300,000	Sprint Corp.	7.2500	9/15/2021	314,250
130,000	T-Mobile USA, Inc.	4.7500	2/1/2028	126,962
53,000	Windstream Services LLC #	8.7500	12/15/2024	34,185
210,000	Windstream Services LLC #	8.6250	10/31/2025	197,400
				1,470,195
	TEXTILES - 0.3%
200,000	Grupo Kaltex SA de CV #	8.8750	4/11/2022	169,500

	TRANSPORTATION - 3.1%
301,208	Bluewater Holding BV #	10.0000	12/10/2019	307,232
200,000	Euronav Luxembourg SA #	7.5000	5/31/2022	203,000
400,000	Global Ship Lease, Inc. #	9.8750	11/15/2022	407,000
115,000	Kenan Advantage Group, Inc. #	7.8750	7/31/2023	119,312
50,000	Kirby Corp.	4.2000	3/1/2028	49,825
69,000	Tidewater, Inc.	8.0000	8/1/2022	71,070
400,000	XPO Logistics, Inc. #	6.1250	9/1/2023	416,500
				1,573,939

	TOTAL CORPORATE BONDS (Cost - $25,041,821)			24,248,162

	CONVERTIBLE BONDS - 4.5%
	APPAREL - 0.2%
78,000	Iconix Brand Group, Inc.	1.5000	3/15/2018	76,245

	ENERGY-ALTERNATIVE SOURCES - 1.0%
530,000	Clean Energy Fuels Corp. #	5.2500	10/1/2018	517,413

	FOREST PRODUCTS & PAPER - 0.4%
176,000	Fortress Paper Ltd.	7.0000	12/31/2019	125,302

	INTERNET - 0.8%
413,000	Steel Connect, Inc.	5.2500	3/1/2019	408,555

	OIL & GAS - 0.1%
103,000	Zargon Oil & Gas Ltd.	8.0000	12/31/2019	65,312

	PHARMACEUTICALS - 0.2%
185,000	VIVUS, Inc. #	4.5000	5/1/2020	116,550

	REITS - 0.8%
402,000	RAIT Financial Trust	4.0000	10/1/2033	383,991

	SOFTWARE - 0.5%
268,000	Avid Technilogy, Inc.	2.0000	6/15/2020	230,828

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited)(Continued)
February 28, 2018

Principal		Coupon Rate (%)	Maturity Date	Value
	CONVERTIBLE BONDS - 4.5% (Continued)
	TELECOMMUNICATIONS - 0.0%
$28,000	Gogo, Inc.	3.7500	3/1/2020	$24,618

	TOYS/GAMES/HOBBIES - 0.5%
80,000	JAKKS Pacific, Inc. #	4.2500	8/1/2018	77,400
173,000	JAKKS Pacific, Inc. #	4.8750	6/1/2020	148,244
				225,644

	TOTAL CONVERTIBLE BONDS (Cost - $2,141,032)			2,174,458

Shares
	PREFERRED STOCK - 1.3%
	BANKS - 1.1%
11,000	Bank of America Corp	6.6250	Perpetual	286,770
5,450	JPMorgan Chase & Co	6.1250	Perpetual	142,735
80	Wells Fargo & Co	—	Perpetual	101,520
				531,025
	TELECOMMUNICATIONS - 0.2%
4,525	United States Cellular Corp.	7.2500	12/1/2064	115,252

	TOTAL PREFERRED STOCK (Cost - $658,517)			646,277

	COMMON STOCK - 0.1%
	AEROSPACE & DEFENSE - 0.0%
28	Orbital ATK, Inc.			3,698

	BIOTECHNOLOGY - 0.0%
370	Cascadian Therapeutics, Inc.			3,689
2,344	Cadus Corp.			3,727
43	Juno Therapeutics, Inc.			3,731
36	Bioverativ, Inc.			3,768
				14,915
	BUILDING MATERIALS - 0.0%
172	Ply Gem Holdings, Inc.			3,715

	COMPUTERS - 0.0%
44	DST Systems, Inc.			3,660

	DIVERSIFIED FINANCIAL SERVICES - 0.0%
918	ZAIS Group Holding,s Inc.			3,700

	ELECTRIC - 0.0%
690	US Geothermal, Inc.			3,692

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.0%
125	General Cable Corp.			3,694

	ENERGY - 0.1%
161	CE Star (a)(b)			36,640

	ENTERTAINMENT - 0.0%
162	Regal Entertainment Group			3,724

	FOOD - 0.0%
74	Snyder’s-Lance, Inc.			3,691

	HAND & MACHINE TOOLS - 0.0%
197	Hardinge, Inc.			3,615

	HEALTHCARE-SERVICES - 0.0%
405	Kindred Healthcare, Inc.			3,726

	INSURANCE - 0.0%
55	Validus Holdings Ltd			3,720
86	Investors Heritage Capital Corp			3,892
				7,612
	MACHINERY-DIVERSIFIED - 0.0%
139	Key Technology, Inc.			3,715

	SAVINGS & LOANS - 0.0%
119	Hibernia Bancorp, Inc.			3,570
111	Jacksonville Bancorp, Inc.			3,702
361	Bear State Financial, Inc.			3,704
967	Wawel Bank			3,747
				14,723
	SOFTWARE - 0.0%
103	Callidus Software, Inc.			3,698

	TOTAL COMMON STOCK (Cost - $81,575)			118,218

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited)(Continued)
February 28, 2018

Principal		Coupon Rate (%)	Maturity Date	Value
	EXCHANGE TRADED FUNDS - 7.5%
	EQUITY FUND - 7.5%
$78,586	Alerian MLP ETF			$793,719
21,001	ProShares UltraShort Russell2000			372,768
39,267	VanEck Vectors Emerging Markets High Yield Bond ETF			953,010
40,459	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF			787,332
8,271	iShares 0-5 Year High Yield Corporate Bond ETF			387,662
7,850	iShares US Preferred Stock ETF			294,610
4,500	ProShares UltraShort 20+ Year Treasury			172,710
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,928,272)			3,761,811

	EXCHANGE TRADED NOTES - 0.1%
2,856	JPMorgan Alerian MLP Index ETN			73,770
	TOTAL EXCHANGE TRADED NOTES (Cost - $76,953)			73,770

	MUTUAL FUNDS - 15.8%
	DEBT FUND - 15.8%
332,677	American Beacon Sound Point Floating Rate Income Fund			3,446,536
181,373	AlphaCentric Income Opportunities Fund			2,216,377
208,274	Semper MBS Total Return Fund			2,224,366
	TOTAL MUTUAL FUNDS (Cost - $7,882,032)			7,887,279

	CLOSED END FUND - 0.5%
	EQUITY FUND - 0.5%
23,800	PIMCO Income Strategy Fund II
	TOTAL CLOSED END FUND (Cost - $249,546)			245,854

	SHORT-TERM INVESTMENTS - 9.6%
4,777,636	Dreyfus Institutional Preferred Government Money Market, 1.32%
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,777,636)			4,777,636

Principal
	U.S. GOVERNMENT - 0.1%
	U.S. TREASURY BILLS - 0.1%
$70,000	United States Treasury Bill	—	8/2/2018	69,479
	TOTAL U.S. GOVERNMENT (Cost - $69,512)			69,479

	TOTAL INVESTMENTS - 100.8% (Cost - $51,176,347) (c)			$50,420,680

	OTHER ASSETS AND LIABILITIES - (0.8)%			(452,343)

	NET ASSETS - 100.0%			$49,968,337

*	Floating or variable rate security; rate shown represents the rate on February 28, 2018.

#	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transaction exempt from registration to qualified institutional buyers. At February 28, 2018, these securities amounted to $17,525,246 or 35.07% of net assets.

+	Represents issuer in default on interest payments; non-income producing security.

LLC - Limited Liability Company.

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	Security is illiquid; total illiquid securities represent $702,372 or 1.4% of net assets.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $50,962,819 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$466,024
Unrealized depreciation:	(1,206,151)
Net unrealized depreciation:	$(740,127)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO (Unaudited)(Continued)
February 28, 2018

Principal					Value
	SECURITIES SOLD SHORT - (0.4)%
	U.S. GOVERNMENT - (0.4)%
	U.S. TREASURY NOTES - (0.4)%
$200,000	United States Treasury Bill		2.7500	2/15/2028	$197,988
	TOTAL U.S. GOVERNMENT (Cost - $197,610)				197,988

Long (Short)					Unrealized
Contracts		Counter Party	Notional Value	Maturity	Gain / (Loss)
	OPEN LONG FUTURE CONTRACTS - (0.0)%
3	US 5-Year Note (CBT)		$341,789	Jun-18	$(680)
20	USD IRS 10-Year Prime		2,561,250	Jun-18	1,250
	NET UNREALIZED LOSS FROM OPEN LONG CONTRACTS				$570

	OPEN SHORT FUTURE CONTRACTS - (0.1)%
(10)	USD IRS 10-Year Prime		$940,781	Mar-18	$(1,562)
(12)	Euro-Bond Future		2,333,533	Mar-18	13,216
(19)	US 10-Year Note (CBT)		2,280,891	Jun-18	2,227
(27)	USD IRS 5-Year Prime		2,600,227	Mar-18	50,133
	NET UNREALIZED LOSS FROM OPEN SHORT CONTRACTS				$64,014

	OPEN CREDIT DEFAULT SWAPS - (0.6)%
Notional					Pay/Receive			Unrealized
Amount	Upfront Premiums Paid (Received)	Reference Entity	Counterparty	Expiration Date	Fixed Rate ^	Fixed Rate	Value	Gain (Loss)
$3,600,000	$(251,704)	CDX HY CDSI S29 5Y (a)	JP Morgan	6/20/2022	Receive	5.00%	$(243,637)	$8,067
727,500	29,246	CDX EM CDSI S27 5Y (b)	JP Morgan	6/20/2022	Receive	1.00%	2,514	(26,732)
3,600,000	(71,402)	CDX IG SERIES 29 5Y (c)	JP Morgan	6/20/2022	Receive	1.00%	(70,409)	993
							$(311,532)	$(17,672)

(a)	Markit CDX NA High Yield Index High Yield Series 29 Index.

(b)	Markit CDX NA Emerging Matkey Series 27 Index.

(c)	Markit CDX NA Investment Grade Series 29 Index.

^	If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument. If the Fund is paying the fixed rate, the counterparty acts as guarantor of the variable instrument.

	Foreign Currency						Unrealized
Settlement	Units to					US Dollar	Appreciation/
Date	Receive/Deliver		Counterparty	In Exchange For		Value	(Depreciation)
To Sell:
3/9/2018	306,000	CAD	Bank of New York	$245,448	USD	$238,855	$6,593
3/20/2018	200,000	CAD	Bank of New York	$159,974	USD	$156,150	$3,824
3/28/2018	137,000	CAD	Bank of New York	$107,832	USD	$106,980	$851
3/9/2018	56,500	EUR	Bank of New York	$70,286	USD	$68,962	$1,324
3/20/2018	3,000	EUR	Bank of New York	$3,750	USD	$3,665	$85
3/28/2018	200,000	EUR	Bank of New York	$246,940	USD	$244,501	$2,439
3/20/2018	637,000	GBP	Bank of New York	$897,437	USD	$878,602	$18,836
3/28/2018	4,000	GBP	Bank of New York	$5,582	USD	$5,519	$63
Total Unrealized:							$34,015

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2018 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$18,893,617	$30,200,393	$10,854,417	$6,959,219	$4,074,447
Investments in securities, at value (including collateral on loaned securities Note 5)	$18,812,782	$38,909,888	$13,643,393	$7,927,619	$4,522,979
Cash	—	—	—	1,203	—
Foreign Cash (Cost $0, $0, $0, $0, $491)	—	—	—	—	493
Receivable for securities sold	451,541	—	—	—	124,308
Receivable for fund shares sold	193	25,048	30	23	21
Interest and dividends receivable	10,268	33,952	13,455	9,077	33,645
Prepaid expenses and other assets	16,220	64,677	12,885	11,981	15,014
Total Assets	19,291,004	39,033,565	13,669,763	7,949,903	4,696,460

Liabilities:
Securities lending collateral (Note 5)	1,917,632	446	419,693	502,031	—
Payable for securities purchased	1,189,644	—	20,389	—	—
Payable for fund shares redeemed	19,266	32,475	14,775	6,566	4,714
Payable to manager	8,262	19,344	7,716	3,465	2,138
Administration fees payable	3,640	8,683	4,185	7,293	1,592
Custody fees payable	6,018	13,206	24,005	13,978	38,678
Trustee fees payable	1,196	2,355	865	458	347
Payable for distribution (12b-1) fees	853	27,696	1,591	247	141
Accrued expenses and other liabilities	10,323	15,651	10,818	9,568	5,761
Total Liabilities	3,156,834	119,856	504,037	543,606	53,371

Net Assets	$16,134,170	$38,913,709	$13,165,726	$7,406,297	$4,643,089

Net Assets:
Par value of shares of beneficial interest	$7,500	$15,449	$10,795	$10,651	$4,248
Paid in capital	16,394,901	28,820,675	10,166,851	6,115,165	7,152,414
Undistributed net investment income (loss)	8,664	(70,896)	(51,955)	(49,535)	(32,194)
Accumulated net realized gain (loss) on investments	(196,060)	1,438,986	251,059	361,616	(2,930,833)
Net unrealized appreciation (depreciation) on investments	(80,835)	8,709,495	2,788,976	968,400	449,454
Net Assets	$16,134,170	$38,913,709	$13,165,726	$7,406,297	$4,643,089

Net Asset Value Per Share
Class I
Net Assets	$15,034,477	$27,929,283	$10,027,563	$7,141,638	$4,485,191
Shares of beneficial interest outstanding	691,740	1,012,779	790,238	994,875	409,042
Net asset value/offering price per share (a)	$21.73	$27.58	$12.69	$7.18	$10.97

Class A
Net Assets	$413,868	$1,483,149	$2,249,021	$47,921	$26,539
Shares of beneficial interest outstanding	19,800	57,435	196,715	7,206	2,420
Net asset value (a)	$20.90	$25.82	$11.43	$6.65	$10.97
Offering price per share (maximum sales charge of 5.75%)	$22.18	$27.40	$12.13	$7.06	$11.64

Class C
Net Assets	$685,825	$9,501,277	$889,142	$216,738	$131,359
Shares of beneficial interest outstanding	38,430	474,687	92,536	63,022	13,340
Net asset value/offering price per share (b)	$17.85	$20.02	$9.61	$3.44	$9.85

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2018 (Unaudited)

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in securities, at cost (including collateral on loaned securities Note 5)	$15,330,990	$27,872,326	$1,712,631	$1,368,184	$961,310
Investments in securities, at value (including collateral on loaned securities Note 5)	$19,096,477	$55,351,838	$1,997,618	$2,161,492	$957,746
Cash	—	2,384	—	—	—
Due From Advisor	—	—	—	—	3,440
Receivable for securities sold	42,707	90,232	—	236,110	5,539,169
Receivable on open swap contracts
Receivable for fund shares sold	24	40,983	6	8	3,929
Interest and dividends receivable	48,044	78,588	6,767	1,773	35,668
Receivable from manager	—	—	—	—	2,539
Prepaid expenses and other assets	27,878	62,157	11,900	11,644	12,771
Total Assets	19,215,130	55,626,182	2,016,291	2,411,027	6,552,523

Liabilities:
Securities lending collateral (Note 5)	1,158,989	317	—	—	400,856
Due to Custodian	—	—	—	—	747
Payable for securities purchased	43,882	—	—	220,632	—
Payable for fund shares redeemed	1,497	52,872	1,187	1,464	15,096
Payable to manager	17,506	51,762	785	1,516	—
Administration fees payable	4,311	8,712	87	134	2,301
Custody fees payable	7,575	7,097	5,290	4,680	4,483
Trustee fees payable	1,329	3,068	126	237	485
Payable for distribution (12b-1) fees	6,185	13,863	183	98	40
Distributions payable	—	—	—	—	12
Accrued expenses and other liabilities	16,995	25,852	4,519	3,622	6,510
Total Liabilities	1,258,269	163,543	12,177	232,383	430,490

Net Assets	$17,956,861	$55,462,639	$2,004,114	$2,178,644	$6,122,330

Net Assets:
Par value of shares of beneficial interest	$7,561	$26,827	$1,535	$1,785	$6,555
Paid in capital	12,272,289	26,961,932	2,899,877	1,906,156	6,123,329
Undistributed net investment income (loss)	(139,002)	154,646	(10,683)	(31,749)	23,925
Accumulated net realized gain (loss) on investments	2,050,526	839,722	(1,171,596)	(490,856)	(28,052)
Net unrealized appreciation (depreciation) on investments	3,765,487	27,479,512	284,981	793,308	(3,564)
Net Assets	$17,956,861	$55,462,639	$2,004,114	$2,178,644	$6,122,193

Net Asset Value Per Share
Class I
Net Assets	$9,506,040	$28,476,821	$1,515,766	$1,988,793	$5,674,437
Shares of beneficial interest outstanding	371,878	1,261,075	112,886	161,202	607,563
Net asset value/offering price per share (a)	$25.56	$22.58	$13.43	$12.34	$9.34

Class A
Net Assets	$5,987,756	$17,226,366	$434,750	$117,532	$93,378
Shares of beneficial interest outstanding	256,783	838,722	35,322	10,178	10,005
Net asset value (a)	$23.32	$20.54	$12.31	$11.55	$9.33
Offering price per share (maximum sales charge of 5.75%)	$24.74	$21.79	$13.06	$12.25	$9.90

Class C
Net Assets	$2,463,065	$9,759,452	$53,598	$72,319	$354,378
Shares of beneficial interest outstanding	127,410	582,937	5,280	7,085	37,895
Net asset value/offering price per share (b)	$19.33	$16.74	$10.15	$10.21	$9.35

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2018 (Unaudited)

				Aggressive		Conservative		Moderate
	Municipal		U.S. Government	Balanced		Balanced		Balanced
	Bond		Money Market	Allocation		Allocation		Allocation
	Portfolio		Portfolio	Portfolio		Portfolio		Portfolio
Assets:
Investments in Affiliates, at cost	$—		$—	$154,922		$99,523		$137,538
Investments in securities, at cost	283,738		9,755,000	308,398		239,421		255,913
Total Investments, at cost	$283,738		$9,755,000	$463,320		$338,944		$393,451
Investments Affiliates, at value	$—		$—	$153,428		$98,090		$135,658
Investments in securities, at value	283,738		9,755,000	302,531		235,707		251,304
Total Investments, at value	$283,738		$9,755,000	$455,959		$333,797		$386,962
Cash	—		788
Receivable for securities sold	492,065		—	—		—		—
Receivable for fund shares sold	221		19,580	—		—		—
Interest and dividends receivable	5,144		366	28		52		38
Receivable from manager	4,032		—	1,378		1,353		1,394
Prepaid expenses and other assets	10,054		32,783	2,185		2,253		2,253
Total Assets	795,254		9,808,517	459,550		337,455		390,647

Liabilities:
Payable for fund shares redeemed	—		34,302	—		—		—
Payable to manager	—		5,558	—		—		—
Administration fees payable	171		329	149		135		138
Custody fees payable	1,451		6,014	81		82		81
Trustee fees payable	65		—	15		16		15
Compliance officer fees payable	60		—	18		18		18
Payable for distribution (12b-1) fees	—		232	—		—		—
Distributions payable	227		1,768	—		—		—
Dividend Payable	—		—	—		—		—
Accrued expenses and other liabilities	2,588		3,913	46		624		625
Total Liabilities	4,562		52,116	309		875		877

Net Assets	$790,692		$9,756,401	$459,241		$336,580		$389,770

Net Assets:
Par value of shares of beneficial interest	$882		$97,730	$463		$339		$393
Paid in capital	811,046		9,657,883	465,889		341,227		395,632
Undistributed net investment income (loss)	114		788	(83)		4		(22)
and foreign currency transactions	(21,350)		—	333		157		256
and foreign currency transactions	—		—	(7,361)		(5,147)		(6,489)
Net Assets	$790,692		$9,756,401	$459,241		$336,580		$389,770

Net Asset Value Per Share
Class I
Net Assets	$579,743		$8,729,598	$459,221		$336,560		$389,750
Shares of beneficial interest outstanding	64,714		8,746,700	46,320		33,897		39,272
Net asset value/offering price per share (a)	$8.96		$1.00	$9.91		$9.93		$9.92

Class A
Net Assets	$674		$430,522	$10		$10		$10
Shares of beneficial interest outstanding	76		430,484	1		1		1
Net asset value (a)	$8.93	(c)	$1.00	$9.91	(c)	$9.93	(c)	$9.92	(c)
Offering price per share (maximum sales charge of 5.75%)	$9.47		$1.06	$10.51		$10.54		$10.53

Class C
Net Assets	$210,275		$596,281	$10		$10		$10
Shares of beneficial interest outstanding	23,429		595,769	1		1		1
Net asset value/offering price per share (b)	$8.98	(c)	$1.00	9.91	(c)	$9.93	(c)	$9.92	(c)

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(c)	Does not recalculate due to rounding.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2018 (Unaudited)

	Moderately		Moderately			James Alpha	James Alpha
	Aggressive Balanced		Conservative		James Alpha	Global Real Estate	Multi Strategy
	Allocation		Balanced Allocation		Macro	Investments	Alternative Income
	Portfolio		Portfolio		Portfolio	Portfolio	Portfolio
Assets:					(Consolidated)
Investments in Affiliates, at cost	$133,441		$144,600		$—	$—	$—
Investments in Unaffilated securities, at cost	250,486		320,462		10,103,788	676,239,533	17,518,494
Total Investments, at cost	$383,927		$465,062		$10,103,788	$676,239,533	$17,518,494
Investments Affiliates, at value	$129,518		$140,716		$—	$—
Investments in Unaffiated securities, at value	243,975		312,976		9,907,979	562,950,447	17,077,285
Total Investments, at value	$373,493		$453,692		$9,907,979	$562,950,447	$17,077,285
Cash	—		—		64,771	—	211,164
Foreign Cash (Cost $0, $0, $0)	—		—		175	79,531	2,919
Deposit at Broker	—		—		1,170,000	—	15,945
Unrealized appreciation on forward currency exchange contracts	—		—		21,451	—	—
Receivable for securities sold	—		—		—	8,409,202	1,044,325
Receivable for fund shares sold	—		—		20,494	2,670,621	24,870
Interest and dividends receivable	27		53		3,809	1,481,235	48,794
Receivable from manager	1,415		1,145		—	—	—
Prepaid expenses and other assets	2,253		2,373		30,170	203,814	18,936
Total Assets	377,188		457,263		11,218,849	575,794,850	18,444,238

Liabilities:
Securities sold short (Cost $0, $0, $0, $0, $2,069,651)			—		—	—	2,446,524
Payable for fund shares redeemed	—		—		—	18,640,202	158,190
Payable to manager	—		—		14,643	743,625	8,399
Unrealized depreciation of futures	—		—		308	269,440	14,084
Unrealized depreciation on forward currency exchange contracts	—		—		1,900	2,086
Unrealized depreciation on swaps	—		—		31,209		—
Supervisory fee payable	—		—		2,328	41,870	1,352
Administration fees payable	133		117		2,562	80,010	746
Custody fees payable	81		99		8,593	47,605	19,589
Trustee fees payable	15		13		749	29,194	909
Compliance officer fees payable	18		16		—	—	—
Payable for distribution (12b-1) fees	—		—		1,000	83,961	236
Dividend Payable	—		—		—	—	1,422
Accrued expenses and other liabilities	624		557		5,769	155,360	332
Total Liabilities	871		802		69,061	20,093,353	2,651,783

Net Assets	$376,317		$456,461		$11,149,788	$555,701,497	$15,792,455

Net Assets:
Par value of shares of beneficial interest	$383		$468		$12,198	$307,274	$39,611
Paid in capital	386,403		467,396		13,602,549	639,818,039	17,059,753
Undistributed net investment loss	(35)		(33)		(44,887)	2,129,138	(289,375)
Accumulated net realized gain on investments, options purchased and options written	—		—		(2,212,899)	26,653,929	(202,876)
Net unrealized depreciation on investments, short sales, futures contracts, swaps and foreign currency transactions	(10,434)		(11,370)		(207,173)	(113,206,883)	(814,658)
Net Assets	$376,317		$456,461		$11,149,788	$555,701,497	$15,792,455

Net Asset Value Per Share
Class I
Net Assets	$376,297		$456,441		$6,934,204	$376,282,580	$12,957,696
Shares of beneficial interest outstanding	38,311		46,770		756,404	20,659,299	1,446,998
Net asset value/offering price per share (a)	$9.82		$9.76		$9.17	$18.21	$8.95

Class A
Net Assets	$10		$10		$389,378	$92,969,893	$77,892
Shares of beneficial interest outstanding	1		1		42,521	5,245,923	8,724
Net asset value (a)	$9.82	(c)	$9.76	(c)	$9.16	$17.72	$8.93
Offering price per share (maximum sales charge of 5.75%)	$10.42		$10.36		$9.72	$18.80	$9.47

Class C
Net Assets	$10		$10		$779,363	$73,340,008	$283,846
Shares of beneficial interest outstanding	1		1		88,886	4,103,745	32,387
Net asset value/offering price per share (b)	$9.82	(c)	$9.76	(c)	$8.77	$17.87	$8.76

Class S
Net Assets	N/A		N/A		$3,046,843	$13,109,016	$2,473,021
Shares of beneficial interest outstanding	N/A		N/A		331,975	718,388	274,887
Net asset value/offering price per share (a)	N/A		N/A		$9.18	$18.25	$9.00

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(c)	May not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2018 (Unaudited)

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income
	Portfolio	Equity Portfolio	Portfolio
Assets:
Investments, at cost	$14,761,404	$6,319,332	$51,176,347
Investments in securities, at value	15,778,822	7,916,741	50,420,680
Cash	176,356	—	128,131
Deposit at Broker	525,760	658,416	375,177
Unrealized appreciation on swaps	32,082	—	—
Unrealized appreciation on forward currency exchange contracts	—	—	34,015
Variation margin receivable	—	—	5,105
Receivable for securities sold	—	143,587	224,000
Receivable for fund shares sold	136,066	3,508	328,163
Interest and dividends receivable	—	—	454,354
Prepaid expenses and other assets	38,395	29,398	56,778
Total Assets	16,687,481	8,751,650	52,026,403

Liabilities:
Options written (premiums received $193,597, $242,626)	183,230	165,185	—
Securities sold short (Cost $0, $0, $197,610)	—	—	197,988
Payable for securities purchased	272,996	62,447	1,748,468
Payable for fund shares redeemed	1,986	75,228	33,511
Payable to manager	8,356	6,043	45,495
Unrealized depreciation on swaps	153,750	256,760	—
Supervisory fee payable	3,511	1,011	3,278
Administration fees payable	2,393	117	—
Custody fees payable	1,875	1,436	9,820
Trustee fees payable	182	614	763
Compliance officer fees payable	—	—	5,033
Payable for distribution (12b-1) fees	343	116	3,719
Dividend Payable	5,665	—	—
Interest Payable	—	—	8,055
Accrued expenses and other liabilities	2,121	1,698	1,936
Total Liabilities	636,408	570,655	2,058,066

Net Assets	$16,051,073	$8,180,995	$49,968,337

Net Assets:
Par value of shares of beneficial interest	$15,316	$8,409	$52,680
Paid in capital	15,624,511	7,657,222	51,902,554
Undistributed net investment gain (loss)	(143,744)	(234,520)	48,891
Accumulated net realized gain (loss) on investments, options purchased and options written	(351,127)	(668,206)	(1,351,100)
Net unrealized appreciation (depreciation) on investments, short sales, futures contracts, swaps and foreign currency transactions	906,117	1,418,090	(684,688)
Net Assets	$16,051,073	$8,180,995	$49,968,337

Net Asset Value Per Share
Class I
Net Assets	$3,890,657	$6,510,011	$21,091,356
Shares of beneficial interest outstanding	371,596	669,100	2,227,792
Net asset value/offering price per share (a)	$10.47	$9.73	$9.47

Class A
Net Assets	$247,023	$138,689	$1,579,730
Shares of beneficial interest outstanding	23,730	14,337	166,901
Net asset value (a)	$10.41	$9.67	$9.47
Offering price per share (maximum sales charge of 5.75%)	$11.05	$10.26	$10.05

Class C
Net Assets	$340,065	$128,667	$731,444
Shares of beneficial interest outstanding	32,973	13,427	77,287
Net asset value/offering price per share (b)	$10.31	$9.58	$9.46

Class S
Net Assets	$11,573,328	$1,403,628	$26,565,807
Shares of beneficial interest outstanding	1,103,339	144,047	2,796,066
Net asset value/offering price per share (a)	$10.49	$9.74	$9.50

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2018 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$119,241	$224,502	$110,617	$46,822	$51,451
Interest income	20	754	34	268	385
Interest income from Affiliates	1,665	1,354	954	793	—
Securities lending income - net	1,292	2,275	925	7,290	—
Less: Foreign withholding taxes	(3,053)	—	—	—	(9,173)
Total Investment Income	119,165	228,885	112,530	55,173	42,663

Operating Expenses:
Management fees	57,285	125,312	50,800	24,640	17,838
Distribution (12b-1) fees
Class A Shares	966	3,154	4,548	96	59
Class C Shares	3,566	46,038	4,911	1,125	725
Administration fees	16,599	35,968	13,804	8,195	9,212
Registration fees	13,854	17,844	11,179	8,767	12,371
Professional fees	4,416	8,941	3,250	1,721	1,169
Custodian fees	5,116	11,630	16,602	11,570	24,497
Trustees’ fees	1,946	3,926	1,429	758	513
Compliance officer fees	2,230	4,502	1,636	868	587
Printing and postage expense	4,710	6,458	4,458	3,736	3,476
Insurance expense	364	576	210	111	74
Non 12b-1 shareholder servicing	759	7,194	2,632	1,195	994
Miscellaneous expenses	1,488	1,480	1,488	1,488	1,480
Total Operating Expenses	113,299	273,023	116,947	64,270	72,995
Less: Expenses waived and/or reimbursed	—	—	—	—	(3,241)
Net Operating Expenses	113,299	273,023	116,947	64,270	69,754

Net Investment Income (Loss)	5,866	(44,138)	(4,417)	(9,097)	(27,091)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments and Foreign currency transactions	670,625	2,845,676	673,736	482,771	219,729
Net realized gain	670,625	2,845,676	673,736	482,771	219,729

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency translations	(836,754)	2,408,305	189,770	95,263	9,918
Net Realized and Unrealized Gain on investments	(166,129)	5,253,981	863,506	578,034	229,647

Net Increase in Net Assets Resulting From Operations	$(160,263)	$5,209,843	$859,089	$568,937	$202,556

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2018 (Unaudited)

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$137,278	$330,115	$24,997	$16,982	$—
Interest income	728	1,307	55	161	68,248
Interest income from Affiliates	1,455	2,987	98	—	631
Securities lending income - net	762	3,609	—	—	236
Less: Foreign withholding taxes	(1,217)	—	(1,178)	21	—
Total Investment Income	139,006	338,018	23,972	17,164	69,115

Operating Expenses:
Management fees	117,213	324,371	12,882	13,131	17,766
Distribution (12b-1) fees
Class A Shares	12,695	32,336	921	237	197
Class C Shares	12,674	44,776	335	342	1,826
Administration fees	17,841	47,562	2,713	2,692	8,880
Registration fees	14,864	18,322	11,353	9,420	8,915
Professional fees	4,689	11,842	483	474	1,694
Custodian fees	5,745	6,967	5,091	5,102	3,450
Trustees’ fees	2,060	5,205	212	208	749
Compliance officer fees	2,373	5,969	244	241	850
Printing and postage expense	6,442	12,378	2,494	2,493	3,522
Insurance expense	303	763	31	31	109
Non 12b-1 shareholder servicing	9,673	24,047	1,264	744	794
Miscellaneous expenses	1,488	1,480	1,480	1,240	1,480
Total Operating Expenses	208,060	536,018	39,503	36,355	50,232
Less: Expenses waived	—	—	(7,326)	(4,237)	(9,597)
Net Operating Expenses	208,060	536,018	32,177	32,118	40,635

Net Investment Income (Loss)	(69,054)	(198,000)	(8,205)	(14,954)	28,480

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	2,068,404	1,289,996	119,831	136,600	(27,996)
Net realized gain (loss)	2,068,404	1,289,996	119,831	136,600	(27,996)

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	(1,799,914)	7,281,877	91,769	200,124	(90,288)
Net Realized and Unrealized Gain (Loss) on Investments	268,490	8,571,873	211,600	336,724	(118,284)

Net Increase (Decrease) in Net Assets Resulting From Operations	$199,436	$8,373,873	$203,395	$321,770	$(89,804)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months or Period Ended February 28, 2018 (Unaudited)

			Aggressive	Conservative	Moderate
	Municipal	U.S. Government	Balanced	Balanced	Balanced
	Bond	Money Market	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio [1]	Portfolio [1]	Portfolio [1]
Investment Income:
Dividend income	$—	$—	$61	$101	$78
Interest income	9,009	59,266	105	135	112
Total Investment Income	9,009	59,266	166	236	190

Operating Expenses:
Management fees	2,254	24,271	591	359	476
Distribution (12b-1) fees
Class A Shares	2	979	—	—	—
Class C Shares	1,081	3,122	—	—	—
Administration fees	2,582	597	302	258	280
Registration fees	7,327	12,128	578	578	578
Professional fees	218	340	29	29	29
Custodian fees	1,386	5,743	81	82	81
Trustees’ fees	96	—	15	16	15
Compliance officer fees	111	1,309	18	18	18
Printing and postage expense	749	5,952	275	275	275
Insurance expense	15	167	17	17	17
Non 12b-1 shareholder servicing	133	648	—	—	—
Miscellaneous expenses	1,480	1,488	311	311	311
Total Operating Expenses	17,434	56,744	2,217	1,943	2,080
Less: Expenses waived and/or reimbursed	(10,236)	(4,187)	(1,968)	(1,711)	(1,868)
Net Operating Expenses	7,198	52,557	249	232	212

Net Investment Income (Loss)	1,811	6,709	(83)	4	(22)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(14,218)	—	333	157	256
Net realized gain (loss)	(14,218)	—	333	157	256

Net change in unrealized appreciation (depreciation) on:
Investments	(11,438)	—	(7,361)	(5,147)	(6,489)
Net change in unrealized appreciation (depreciation)	(11,438)	—	(7,361)	(5,147)	(6,489)
Net Realized and Unrealized Gain (Loss) on Investments	(25,656)	—	(7,028)	(4,990)	(6,233)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(23,845)	$6,709	$(7,111)	$(4,986)	$(6,255)

1	The Funds commenced operations on December 29, 2017.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF OPERATIONS
For the Six Months or Period Ended February 28, 2018 (Unaudited)

	Moderately	Moderately		James Alpha	James Alpha
	Aggressive Balanced	Conservative	James Alpha	Global Real Estate	Multi Strategy
	Allocation	Balanced Allocation	Macro	Investments	Alternative Income
	Portfolio [1]	Portfolio [1]	Portfolio	Portfolio	Portfolio
			(Consolidated)
Investment Income:
Dividend income	$64	$97	$96,532	$11,603,063	$220,395
Interest income	79	112	5,253	12,407	19,687
Interest income from Affiliates	—	—	13,649	11,756	6,194
Less: Foreign withholding taxes	—	—	(140)	(246,120)	(2,164)
Total Investment Income	143	209	115,294	11,381,106	244,112

Operating Expenses:
Management fees	405	458	58,140	2,343,505	147,677
Supervisory fees	—	—	7,443	226,031	7,439
Distribution (12b-1) fees
Class A Shares	—	—	607	118,139	115
Class C Shares	—	—	4,043	371,130	1,533
Administration fees	267	236	11,341	469,762	18,310
Registration fees	578	70	20,799	30,307	6,552
Professional fees	29	72	2,453	115,162	3,311
Custodian fees	81	99	10,188	67,745	31,881
Trustees’ fees	15	14	1,067	50,612	1,454
Compliance officer fees	18	16	1,220	58,075	1,663
Printing and postage expense	275	209	5,982	62,063	5,014
Insurance expense	17	15	157	7,429	214
Non 12b-1 shareholder servicing	—	280	2,508	153,596	399
Dividend Expense	—	—	—	—	19,730
Interest Expense	—	—	—	—	31,515
Miscellaneous expenses	311	257	1,488	11,342	1,488
Total Operating Expenses	1,996	1,726	127,436	4,084,898	278,295
Less: Expenses waived and/or reimbursed	(1,818)	(1,484)	(57,018)	(344,661)	(48,738)
Net Operating Expenses	178	242	70,418	3,740,237	229,557

Net Investment Income (loss)	(35)	(33)	44,876	7,640,869	14,555

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments and Foreign currency transactions	—	—	(10,412)	35,735,619	(7,836)
Securities sold short	—	—	—	—	(158,884)
Options purchased	—	—	—	—	(2,597)
Options written	—	—	—	—	585
Net realized gain	—	—	(10,412)	35,735,619	(168,732)

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign Currency Transactions	(10,434)	(11,370)	(47,568)	(50,712,146)	509,874
Options purchased	—	—	—	—	1,286
Options written	—	—	—	—	98
Securities sold short	—	—	—	—	40,946
Swaps	—	—	14,698	—	—
Net change in unrealized (depreciation)	(10,434)	(11,370)	(32,870)	(50,712,146)	552,204
Net Realized and Unrealized (Loss) on investments	(10,434)	(11,370)	(43,282)	(14,976,527)	383,472

Net Decrease in Net Assets Resulting From Operations	$(10,469)	$(11,403)	$1,594	$(7,335,658)	$398,027

1	The Funds commenced operations on December 29, 2017.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2018 (Unaudited)

	James Alpha	James Alpha	James Alpha
	Managed Risk	Managed Risk	Hedged
	Domestic Equity	Emerging Markets	High Income
	Portfolio	Equity Portfolio	Portfolio
Investment Income:
Dividend income	$67,501	$121,199	$210,422
Interest income	2,075	3,616	826,141
Interest income from Affiliates	3,728	2,193	8,904
Total Investment Income	73,304	127,008	1,045,467

Operating Expenses:
Management fees	63,945	54,043	259,500
Supervisory fees	7,439	7,439	13,224
Distribution (12b-1) fees
Class A Shares	361	183	2,153
Class C Shares	1,644	658	3,214
Administration fees	9,908	8,368	42,002
Registration fees	13,655	12,914	9,950
Professional fees	1,342	2,173	4,585
Custodian fees	1,555	2,072	6,295
Trustees’ fees	594	958	2,009
Compliance officer fees	679	1,097	2,304
Printing and postage expense	2,972	3,465	7,624
Insurance expense	87	141	289
Non 12b-1 shareholder servicing	740	1,039	4,340
Interest Expense	4,494	6,996	2,002
Miscellaneous expenses	1,480	1,480	1,455
Total Operating Expenses	110,895	103,026	360,946
Less: Expenses waived	(18,127)	(6,790)	(68,238)
Net Operating Expenses	92,768	96,236	292,708

Net Investment Income (loss)	(19,464)	30,772	752,759

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	988,098	523,311	30,064
Options purchased	(612,895)	(984,124)	—
Options written	(266,386)	(31,123)	—
Swaps	(238,786)	593,856	(1,626)
Securities sold short	—	—	11,741
Futures	—	—	24,856
Net realized gain (loss)	(129,969)	101,920	65,035

Net change in unrealized appreciation (depreciation) on:
Investments	433,210	72,061	(335,896)
Options purchased	169,284	271,567	—
Options written	2,608	98,872	—
Swaps	(124,437)	(333,344)	801
Futures contracts	—	—	78,959
Net change in unrealized appreciation (depreciation)	480,665	109,156	(256,136)
Net Realized and Unrealized Gain (Loss) on investments	350,696	211,076	(191,101)

Net Increase (Decrease) in Net Assets Resulting From Operations	$331,232	$241,848	$561,658

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$5,866	$46,358	$(44,138)	$(103,049)	$(4,417)	$38,315
Net realized gain (loss) on investments	670,625	1,207,109	2,845,676	1,929,606	673,736	1,045,125
Net change in unrealized appreciation (depreciation) on investments	(836,754)	1,241,013	2,408,305	3,974,504	189,770	(198,378)
Net increase (decrease) in net assets resulting from operations	(160,263)	2,494,480	5,209,843	5,801,061	859,089	885,062

Distributions to Shareholders:
Net Realized Gains:
Class I	(1,224,392)	—	(1,568,793)	(5,130,642)	(725,043)	(778,732)
Class A	(35,211)	—	(90,938)	(382,681)	(171,151)	(175,627)
Class C	(61,497)	—	(690,528)	(2,058,733)	(88,168)	(97,191)
Net Investment Income:
Class I	(1,090)	—	—	(266,882)	(47,488)	—
Class A	—	—	—	(11,322)	(1,979)	—
Class C	—	—	—	(55,566)	—	—
Total Dividends and Distributions to Shareholders	(1,322,190)	—	(2,350,259)	(7,905,826)	(1,033,829)	(1,051,550)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	344,737	1,740,100	1,160,451	3,106,071	517,329	1,004,807
Class A	153	130,653	192,503	355,258	97,415	80,902
Class C	72,042	48,644	112,719	5,415,819	13,736	101,865
Reinvestment of dividends and distributions
Class I	1,163,147	—	1,445,933	4,975,627	742,522	755,023
Class A	11,082	—	87,187	348,072	164,550	167,462
Class C	61,497	—	676,227	2,076,801	80,742	86,901
Redemption fee proceeds
Class I	—	60	—	910	6	—
Class A	—	2	—	64	1	—
Class C	—	3	—	270	1	—
Cost of shares redeemed
Class I	(2,351,749)	(5,275,729)	(3,806,004)	(11,146,518)	(1,423,559)	(3,260,837)
Class A	(92,553)	(99,994)	(635,539)	(1,100,858)	(267,820)	(301,300)
Class C	(101,063)	(721,656)	(645,600)	(2,112,478)	(167,113)	(319,590)
Net increase (decrease) in net assets from share transactions of beneficial interest	(892,707)	(4,177,917)	(1,412,123)	1,919,038	(242,190)	(1,684,767)

Total Increase (Decrease) in Net Assets	(2,375,160)	(1,683,437)	1,447,461	(185,727)	(416,930)	(1,851,255)

Net Assets:
Beginning of period	18,509,330	20,192,767	37,466,248	37,651,975	13,582,656	15,433,911
End of period*	$16,134,170	$18,509,330	$38,913,709	$37,466,248	$13,165,726	$13,582,656
* Includes undistributed net investment income (loss) at end of period	$8,664	$3,888	$(70,896)	$(65,043)	$(51,955)	$1,929

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(9,097)	$(64,868)	$(27,091)	$(2,396)	$(69,054)	$(115,899)
Net realized gain (loss) on investments and foreign currency transactions	482,771	1,013,934	219,729	30,996	2,068,404	2,850,413
Net change in unrealized appreciation (depreciation) on investments foreign currency transactions	95,263	226,457	9,918	565,652	(1,799,914)	(1,974,166)
Net increase (decrease) in net assets resulting from operations	568,937	1,175,523	202,556	594,252	199,436	760,348

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	—	—	(1,398,214)	(1,140,597)
Class A	—	—	—	—	(967,665)	(782,230)
Class C	—	—	—	—	(461,948)	(303,920)
Net Investment Income:
Class I	—	—	(1,388)	(29,059)	—	—
Class A	—	—	—	(3)	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	—	—	(1,388)	(29,062)	(2,827,827)	(2,226,747)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	217,495	633,510	97,053	276,580	158,479	594,866
Class A	7,638	50,667	842	33,006	48,540	401,936
Class C	14,252	14,543	5,790	19,275	73,268	440,712
Reinvestment of dividends and distributions
Class I	—	—	1,317	27,739	1,315,771	1,087,308
Class A	—	—	—	3	900,521	723,361
Class C	—	—	—	—	448,355	290,272
Redemption fee proceeds
Class I	—	—	—	—	1	6
Class A	—	—	—	—	1	4
Class C	—	—	—	—	—	1
Cost of shares redeemed
Class I	(588,785)	(1,907,878)	(376,913)	(1,335,609)	(926,816)	(3,650,948)
Class A	(7,880)	(22,779)	(6,268)	(32,373)	(761,753)	(1,587,228)
Class C	(28,706)	(345,866)	(32,887)	(221,708)	(232,247)	(571,634)
Net increase (decrease) in net assets from share transactions of beneficial interest	(385,986)	(1,577,803)	(311,066)	(1,233,087)	1,024,120	(2,271,344)

Total Increase (Decrease) in Net Assets	182,951	(402,280)	(109,898)	(667,897)	(1,604,271)	(3,737,743)

Net Assets:
Beginning of period	7,223,346	7,625,626	4,752,987	5,420,884	19,561,132	23,298,875
End of period*	$7,406,297	$7,223,346	$4,643,089	$4,752,987	$17,956,861	$19,561,132
* Includes undistributed net investment income (loss) at end of period	$(49,535)	$(40,438)	$(32,194)	$(3,715)	$(139,002)	$(69,948)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment loss	$(198,000)	$(352,646)	$(8,205)	$(7,229)	$(14,954)	$(24,739)
Net realized gain on investments and foreign currency transactions	1,289,996	4,351,689	119,831	283,348	136,600	226,455
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,281,877	5,976,628	91,769	(135,472)	200,124	146,466
Net increase in net assets resulting from operations	8,373,873	9,975,671	203,395	140,647	321,770	348,182

Distributions to Shareholders:
Net Realized Gains:
Class I	(1,911,195)	(1,684,328)	—	—	—	—
Class A	(1,244,038)	(1,359,284)	—	—	—	—
Class C	(839,344)	(722,861)	—	—	—	—
Total Dividends and Distributions to Shareholders	(3,994,577)	(3,766,473)	—	—	—	—

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	756,746	5,449,070	135,136	135,079	116,465	433,771
Class A	609,703	1,087,397	311	22,959	1,026	14,510
Class C	426,349	1,647,978	2,107	4,109	2,453	1,550
Reinvestment of dividends and distributions
Class I	1,795,688	1,562,590	—	—	—	—
Class A	1,168,032	1,268,062	—	—	—	—
Class C	830,612	715,796	—	—	—	—
Redemption fee proceeds
Class I	11	11	—	—	—	—
Class A	7	9	—	—	—	—
Class C	4	4	—	—	—	—
Cost of shares redeemed
Class I	(2,078,630)	(4,616,146)	(219,667)	(647,434)	(156,810)	(534,479)
Class A	(1,764,625)	(3,827,567)	(91,488)	(90,666)	(28,125)	(30,004)
Class C	(495,518)	(1,697,115)	(22,553)	(73,440)	(4,667)	(77,565)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,248,379	1,590,089	(196,154)	(649,393)	(69,658)	(192,217)

Total Increase (Decrease) in Net Assets	5,627,675	7,799,287	7,241	(508,746)	252,112	155,965

Net Assets:
Beginning of period	49,834,964	42,035,677	1,996,873	2,505,619	1,926,532	1,770,567
End of period*	$55,462,639	$49,834,964	$2,004,114	$1,996,873	$2,178,644	$1,926,532
* Includes undistributed net investment income (loss) at end of period	$154,646	$—	$(10,683)	$(2,478)	$(31,749)	$(16,795)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$28,480	$66,153	$1,811	$4,448	$6,709	$2,036
Net realized gain (loss) on investments	(27,996)	47,510	(14,218)	(7,131)	—	—
Net change in unrealized depreciation on investments	(90,288)	(121,879)	(11,438)	(11,195)	—	—
Net increase (decrease) in net assets resulting from operations	(89,804)	(8,216)	(23,845)	(13,878)	6,709	2,036

Distributions to Shareholders:
Net Realized Gains:
Class I	(44,043)	(30,171)	—	(26,658)	—	—
Class A	(697)	(505)	—	(395)	—	—
Class C	(2,682)	(1,795)	—	(9,349)	—	—
Net Investment Income:
Class I	(18,588)	(57,615)	(1,596)	(4,066)	(5,913)	(1,163)
Class A	(384)	(533)	(2)	(24)	(357)	(29)
Class C	(541)	(983)	(128)	(274)	(438)	(57)
Total Dividends and Distributions to Shareholders	(66,935)	(91,602)	(1,726)	(40,766)	(6,708)	(1,249)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	155,441	887,555	503	118,880	1,211,554	4,118,945
Class A	5,494	49,281	—	—	652,429	314,104
Class C	17,522	41,712	7,081	7,773	336,025	113,402
Reinvestment of dividends and distributions
Class I	57,812	81,397	1,544	30,219	5,816	1,097
Class A	871	914	— ^	— ^	316	25
Class C	3,111	2,707	127	9,623	423	57
Cost of shares redeemed
Class I	(813,870)	(2,267,668)	(63,574)	(183,302)	(2,132,803)	(7,247,642)
Class A	(13,056)	(27,779)	—	(8,858)	(497,130)	(250,056)
Class C	(33,573)	(82,685)	(18,991)	(15,583)	(263,960)	(140,688)
Net increase (decrease) in net assets from share transactions of beneficial interest	(620,248)	(1,314,566)	(73,310)	(41,248)	(687,330)	(3,090,756)

Total Increase (Decrease) in Net Assets	(776,987)	(1,414,384)	(98,881)	(95,892)	(687,329)	(3,089,969)

Net Assets:
Beginning of period	6,899,180	8,313,564	889,573	985,465	10,443,730	13,533,699
End of period*	$6,122,193	$6,899,180	$790,692	$889,573	$9,756,401	$10,443,730
* Includes undistributed net investment income at end of period	$23,925	$14,958	$114	$29	$788	$787

^	Less than $0.50

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive	Conservative	Moderate	Moderately	Moderately
	Balanced	Balanced	Balanced	Aggressive Balanced	Conservative Balanced
	Allocation Portfolio (a)	Allocation Portfolio (a)	Allocation Portfolio (a)	Allocation Portfolio (a)	Allocation Portfolio (a)

	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended
	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018	February 28, 2018
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operations:
Net investment gain (loss)	$(83)	$4	$(22)	$(35)	$(33)
Net realized gain on investments	333	157	256	—	—
Net change in unrealized depreciation on investments	(7,361)	(5,147)	(6,489)	(10,434)	(11,370)
Net increase decrease in net assets resulting from operations	(7,111)	(4,986)	(6,255)	(10,469)	(11,403)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	467,332	341,546	396,005	386,766	467,844
Class A	10	10	10	10	10
Class C	10	10	10	10	10
Cost of shares redeemed
Class I	(1,000)	—	—	—	—
Net increase in net assets from share transactions of beneficial interest	466,352	341,566	396,025	386,786	467,864

Total Increase in Net Assets	459,241	336,580	389,770	376,317	456,461

Net Assets:
Beginning of period	—	—	—	—	—
End of period*	$459,241	$336,580	$389,770	$376,317	$456,461
* Includes undistributed net investment income (loss) at end of period	$(83)	$4	$(22)	$(35)	$(33)

(a)	For the period from December 29, 2017 through February 28, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Macro		James Alpha Global		James Alpha Multi Strategy
	Portfolio		Real Estate Investments Portfolio		Alternative Income Portfolio
	(Consolidated)

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$44,876	$16,209	$7,640,869	$6,879,561	$14,555	$(6,827)
Net realized gain (loss) on investments and foreign currency transactions	(10,412)	(190,751)	35,735,619	30,755,282	(168,732)	1,161,657
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(32,870)	(74,632)	(50,712,146)	5,985,133	552,204	(895,382)
Net increase (decrease) in net assets resulting from operations	1,594	(249,174)	(7,335,658)	43,619,976	398,027	259,448

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(13,653,046)	(22,230,895)	—	(313,865)
Class A	—	—	(3,907,563)	(7,944,333)	—	(2,412)
Class C	—	—	(3,039,727)	(5,926,186)	—	(6,192)
Class S			(221,174)
Net Investment Income:
Class I	—	—	(5,773,967)	(4,794,761)	(248,755)	(5,721)
Class A	—	—	(1,494,687)	(1,421,432)	(1,654)	—
Class C	—	—	(882,261)	(536,513)	(4,397)	—
Class S	—	—	(128,006)	—	(21,365)	—
Return of Capital
Class I	—	—	—	—	—	(252,943)
Class A	—	—	—	—	—	(1,940)
Class C	—	—	—	—	—	(5,308)
Class S	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	—	—	(29,100,431)	(42,854,120)	(276,171)	(588,381)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	207,408	992,148	117,257,344	134,652,368	18,378	40,614
Class A	684	97,046	19,672,190	30,999,564	123	21,483
Class C	19,664	146,994	9,487,681	13,900,410	10,052	85,451
Class S	3,165,743	108,645	14,253,076	285,712	2,514,900	88,070
Reinvestment of dividends and distributions
Class I	—	—	12,129,807	17,293,603	248,712	572,454
Class A	—	—	4,436,723	7,287,750	1,654	4,352
Class C	—	—	3,110,699	5,141,249	3,997	10,400
Class S	—	—	310,480	—	19,473	—
Redemption fee proceeds
Class I	—	—	983	14,431	—	—
Class A	—	—	274	4,851	—	—
Class C	—	—	216	3,662	—	—
Class S	—	—	16	—	—	—
Cost of shares redeemed
Class I	(1,741,070)	(3,936,075)	(43,877,801)	(111,767,240)	(802,290)	(1,803,938)
Class A	(181,555)	(321,182)	(18,845,706)	(45,487,825)	(23,583)	(26,500)
Class C	(99,711)	(918,393)	(7,824,393)	(21,061,310)	(50,937)	(115,808)
Class S	(211,026)	—	(1,004,041)	(4,324)	(155,368)	—

Net increase (decrease) in net assets from share transactions of beneficial interest	1,160,137	(3,830,817)	109,107,548	31,262,901	1,785,111	(1,123,422)

Total Increase (Decrease) in Net Assets	1,161,731	(4,079,991)	72,671,459	32,028,757	1,906,967	(1,452,355)

Net Assets:
Beginning of period	9,988,057	14,068,048	483,030,038	451,001,281	13,885,488	15,337,843
End of period*	$11,149,788	$9,988,057	$555,701,497	$483,030,038	$15,792,455	$13,885,488
* Includes undistributed net investment income (loss) at end of period	$(44,887)	$(89,763)	$2,129,138	$2,767,190	$(289,375)	$(27,759)

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Managed		James Alpha Managed Risk
	Risk Domestic		Risk Emerging Markets		James Alpha Hedged
	Equity Portfolio		Equity Portfolio		High Income Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment gain (loss)	$(19,464)	$(28,399)	$30,772	$(85,860)	$752,759	$816,291
Net realized gain (loss) on investments	(129,969)	158,276	101,920	10,993	65,035	(1,202)
Net change in unrealized (depreciation) on investments	480,665	104,554	109,156	729,434	(256,136)	475,407
Net increase in net assets resulting from operations	331,232	234,431	241,848	654,567	561,658	1,290,496

Distributions to Shareholders:
Net Investment Income:
Class I	(104,099)	(5,385)	(614,521)	(13,861)	(404,726)	(654,807)
Class A	(6,052)		(9,561)	—	(25,454)	(51,054)
Class C	(5,632)		(8,421)	—	(9,918)	(20,697)
Class S	(193,195)	—	(61,233)	—	(229,089)	—
Total Dividends and Distributions to Shareholders	(308,978)	(5,385)	(693,736)	(13,861)	(669,187)	(726,558)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	2,362	553,738	203,397	2,748,444	8,293,671	5,940,566
Class A	19,895	122,833	4,843	3,770	488,804	680,027
Class C	38,990	55,865	3,722	26,641	128,309	217,878
Class S	11,658,660	375,720	1,394,849	45,704	27,304,525	629,171
Reinvestment of dividends and distributions
Class I	74,435	3,910	289,828	6,544	352,835	612,590
Class A	6,052	—	9,561	—	23,996	44,358
Class C	5,632	—	8,421	—	2,743	3,271
Class S	171,819	—	52,251	—	201,398	—
Redemption fee proceeds
Class I	154	3,617	571	339	704	—
Class A	—	314	11	8	—	—
Class C	—	280	10	5	—	—
Class S	—	4	82	—	53	126
Cost of shares redeemed
Class I	(922,998)	(1,529,361)	(2,289,772)	(2,785,576)	(4,370,700)	(3,493,281)
Class A	(155,468)	(615,696)	(52,298)	(143)	(240,396)	(683,421)
Class C	(14,753)	(177,626)	(9,654)	(15,694)	(117,150)	(100,513)
Class S	(610,606)	(7,736)	(37,995)	—	(1,459,073)	(8,083)
Net increase (decrease) in net assets from share transactions of beneficial interest	10,274,174	(1,214,138)	(422,173)	30,042	30,609,719	3,842,689

Total Increase (decrease) in Net Assets	10,296,428	(985,092)	(874,061)	670,748	30,502,190	4,406,627

Net Assets:
Beginning of period	5,754,645	6,739,737	9,055,056	8,384,308	19,466,147	15,059,520
End of period*	$16,051,073	$5,754,645	$8,180,995	$9,055,056	$49,968,337	$19,466,147
* Includes undistributed net investment income (loss) at end of period	$(143,744)	$184,698	$(234,520)	$428,444	$48,891	$24,509

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of twenty-nine series. These financial statements include the following twenty-three series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Macro Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Hedged High Income Portfolio are all managed by James Alpha Advisors, LLC (“James Alpha Advisors”), and all six are supervised by the Manager. With the exception of the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, and Financial Services; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology and Technology & Communications; Granite Springs Asset Management, LLC serves as Adviser to Investment Quality Bond and Municipal Bond; CLS Investments, LLC serves as Adviser to U.S. Government Money Market; Saratoga Capital Management, LLC serves as Adviser for Aggressive Balanced, Conservative Balanced, Moderate Balanced, Moderately Aggressive Balanced and Moderately Conservative Balanced; James Alpha Advisors, LLC serves as Adviser to James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity and James Alpha Hedged High Income. Ranger Global Real Estate Advisors, LLC serves as the sub-adviser to the James Alpha Global Real Estate Investments; Ranger Global Real Estate Advisors, LLC, Bullseye Asset Management LLC, Kellner Private Fund Management, LP, Coherence Capital Partners LLC and Yorkville Capital Management LLC serve as the sub-advisers to the James Alpha Multi Strategy Alternative Income; EAB Investment Group, LLC serves as the sub-adviser to the James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity; Concise Capital Management, LP and Amundi Smith Breeden LLC and Coherence Capital Partners LLC serve as sub-advisers to the James Alpha Hedged High Income Portfolio. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, Aggressive Allocation, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, and the James Alpha Hedged High Income Portfolio are diversified portfolios. The James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio are non-diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
Aggressive Balanced	Total return consisting of capital appreciation and income
Conservative Balanced	Total return consisting of capital appreciation and income
Moderate Balanced	Total return consisting of capital appreciation and income
Moderately Aggressive Balanced	Total return consisting of capital appreciation and income
Moderately Conservative Balanced	Total return consisting of capital appreciation and income
James Alpha Macro	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation
James Alpha Multi Strategy Alternative Income	Long-term capital appreciation
James Alpha Managed Risk Domestic Equity	Capital appreciation
James Alpha Managed Risk Emerging Markets Equity	Capital appreciation
James Alpha Hedged High Income	High current income

Currently, all Portfolios offer Class A, Class C and Class I shares and the James Alpha Portfolios also offer Class S shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

the Class S share’s management fee. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% redemption fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectuses for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets. The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2018, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$15,943,339	$—	$—	$15,943,339
Short-Term Investments	951,811	—	—	951,811
Collateral for Securities Loaned	—	1,917,632	—	1,917,632
Total	$16,895,150	$1,917,632	$—	$18,812,782

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

Large Capitalization Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$38,379,394	$—	$—	$38,379,394
Short-Term Investments	530,048	—	—	530,048
Collateral for Securities Loaned	—	446	—	446
Total	$38,909,442	$446	$—	$38,909,888

Mid Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$12,952,972	$—	$—	$12,952,972
Short-Term Investments	270,728		—	270,728
Collateral for Securities Loaned		419,693	—	419,693
Total	$13,223,700	$419,693	$—	$13,643,393

Small Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,196,645	$—	$—	$7,196,645
Short-Term Investments	228,943	—	—	228,943
Collateral for Securities Loaned	—	502,031	—	502,031
Total	$7,425,588	$502,031	$—	$7,927,619

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Auto Manufacturers	$—	$87,866	$—	$87,866
Auto Parts & Equipment	—	167,330	—	167,330
Banks	100,237	668,479	—	768,716
Beverages	115,236	47,185	—	162,421
Building Materials	—	121,474	—	121,474
Chemicals	—	174,590	—	174,590
Diversified Financial Services	—	54,348	—	54,348
Electrical Components & Equipment	—	45,468	—	45,468
Electronics	—	59,150	—	59,150
Engineering & Construction	—	57,258	—	57,258
Food	—	117,372	—	117,372
Healthcare - Products	—	34,125	—	34,125
Holding Companies - Diversified	—	86,619	—	86,619
Home Builders	—	106,891	—	106,891
Insurance	75,395	109,407	—	184,802
Iron/Steel	58,786	—	—	58,786
Lodging	—	182,172	—	182,172
Machinery - Diversified	—	142,233	—	142,233
Media	—	54,601	—	54,601
Metal Fabricate/Hardware	68,635	107,934	—	176,569
Mining	—	128,906	—	128,906
Oil & Gas	81,548	356,117	—	437,665
Oil & Gas Services	49,579	—	—	49,579
Packaging & Containers	—	65,808	—	65,808
Pharmaceuticals	—	310,754	—	310,754
Real Estate	—	63,595	—	63,595
Real Estate Investment Trust	—	51,350	—	51,350
Retail	—	91,599	—	91,599
Software	64,537	76,647	—	141,184
Telecommunications	—	212,157	—	212,157
Transportation	—	57,206	—	57,206
Short-Term Investments	70,385	—	—	70,385
Total	$684,338	$3,838,641	$—	$4,522,979

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

Health & Biotechnology

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$17,425,396	$—	$—	$17,425,396
Short-Term Investments	512,092	—	—	512,092
Collateral for Securities Loaned	—	1,158,989	—	1,158,989
Total	$17,937,488	$1,158,989	$—	$19,096,477

Technology & Communications

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$54,263,243	$—	$—	$54,263,243
Short-Term Investments	1,088,278	—	—	1,088,278
Collateral for Securities Loaned	—	317	—	317
Total	$55,351,521	$317	$—	$55,351,838

Energy & Basic Materials

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,968,654	$—	$—	$1,968,654
Short-Term Investments	28,964	—	—	28,964
Total	$1,997,618	$—	$—	$1,997,618

Financial Services

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,130,380	$—	$—	$2,130,380
Short-Term Investments	31,112	—	—	31,112
Total	$2,161,492	$—	$—	$2,161,492

Investment Quality Bond

Assets*	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$298,469	$—	$298,469
Corporate Bonds and Notes	—	97,870	—	97,870
Short-Term Investments	160,551	—	—	160,551
Collateral for Securities Loaned	—	400,656	—	400,656
Total	$160,551	$796,995	$—	$957,546

Municipal Bond

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$283,738	$—	$—	$283,738
Total	$283,738	$—	$—	$283,738

U.S. Government Money Market

Assets*	Level 1	Level 2	Level 3	Total
Repurchase Agreement	$—	$9,755,000	$—	$9,755,000
Total	$—	$9,755,000	$—	$9,755,000

Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$257,664	$—	$—	$257,664
Open Ended Funds	153,428	—	—	153,428
Short-Term Investments	44,867	—	—	44,867
Total	$455,959	$—	$—	$455,959

Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$149,557	$—	$—	$149,557
Open Ended Funds	98,090	—	—	98,090
Short-Term Investments	86,150	—	—	86,150
Total	$333,797	$—	$—	$333,797

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

Moderate Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$189,374	$—	$—	$189,374
Open Ended Funds	135,658	—	—	135,658
Short-Term Investments	61,930	—	—	61,930
Total	$386,962	$—	$—	$386,962

Moderately Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$199,903	$—	$—	$199,903
Open Ended Funds	129,518	—	—	129,518
Short-Term Investments	44,072	—	—	44,072
Total	$373,493	$—	$—	$373,493

Moderately Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$235,440	$—	$—	$235,440
Open Ended Funds	140,716	—	—	140,716
Short-Term Investments	77,536	—	—	77,536
Total	$453,692	$—	$—	$453,692

James Alpha Macro

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,337,469	$—	$—	$5,337,469
Mutual Funds	2,514,103	—	—	2,514,103
Short-Term Investments	2,056,407	—	—	2,056,407
Total	$9,907,979	$—	$—	$9,907,979
Derivatives
Forward Currency Contracts	$—	$19,551	$—	$19,551

Derivatives - Libailities *
Total Return Swap	$(31,209)	$—	$—	$(31,209)

James Alpha Global Real Estate Investments

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$558,871,370	$—	$—	$558,871,370
Short-Term Investments	4,079,077	—	—	4,079,077
Total	$562,950,447	$—	$—	$562,950,447
Derivatives - Liabilities
Forward Currency Contracts	—	$(2,086)	—	$(2,086)

James Alpha Multi Strategy Alternative Income

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$994,563	$—	$994,563
Common Stocks	13,748,040	—	—	13,748,040
Exchange Traded Funds	216,629	—	—	216,629
Preferred Stock	380,326	—	—	380,326
Closed End Fund	103,300	—	—	103,300
Short-Term Investments	1,634,429	—	—	1,634,429
Total	$16,082,724	$994,563	$—	$17,077,287
Liabilities*
Common Stocks Sold Short	$(1,353,021)	$—	$—	(1,353,021)
Exchange Traded Funds Sold Short	(1,093,503)	—	—	(1,093,503)
Total	$(2,446,524)	$—	$—	$(2,446,524)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

James Alpha Managed Risk Domestic Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,582,500	$—	$—	$13,582,500
Put Options Purchased	504,345	—	—	504,345
Short-Term Investments	1,691,977	—	—	1,691,977
Total	$15,778,822	$—	$—	$15,778,822
Liabilities*
Put Options Written	$(146,570)	$—	$—	$(146,570)
Call Options Written	(36,660)	—	—	(36,660)
Total	$(183,230)	$—	$—	$(183,230)
Derivatives - Liabilities *
Total Return Swap	$—	$(121,668)	$—	$(121,668)

James Alpha Managed Risk Emerging Markets Equity

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,690,370	$—	$—	$5,690,370
Put Options Purchased	455,550	—	—	455,550
Short-Term Investments	1,770,821	—	—	1,770,821
Total	$7,916,741	$—	$—	$7,916,741
Derivatives* - Liabilities
Put Options Written	$(126,250)	$—	$—	$(126,250)
Call Options Written	(38,935)	—	—	(38,935)
Total Return Swaps	—	(256,760)	—	(256,760)
Total	$(165,185)	$(256,760)	$—	$(421,945)

James Alpha Hedged High Income

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$4,187,912	$—	$4,187,912
Bank Loans	—	1,699,560	61,246	1,760,806
Term Loans	—	203,107	265,911	469,018
Corporate Bonds	—	23,909,587	338,575	24,248,162
Convertible Bonds	—	2,174,458	—	2,174,458
Preferred Stock	646,277	—	—	646,277
Common Stock	81,578	—	36,640	118,218
Exchange Traded Funds	3,761,811	—	—	3,761,811
Exchange Traded Notes	73,770	—	—	73,770
Mutual Fund	7,887,279	—	—	7,887,279
Closed End Fund	245,854	—	—	245,854
Short-Term Investments	4,777,636	—	—	4,777,636
U.S. Government	—	69,479	—	69,479
Total	$17,474,205	$32,244,103	$702,372	$50,420,680
Liabilities*
U.S. Government Sold Short	$(197,988)	$—	$—	(197,988)
Total	$(197,988)	$—	$—	$(197,988)
Derivatives* - Asset
Long Futures Contracts	1,250	—	—	1,250
Short Futures Contracts	65,576	—	—	65,576
Credit Default Swaps	—	9,060	—	9,060
Forward Currency Contracts	—	34,015	—	34,015

Derivatives* - Liabilities
Long Futures Contracts	(680)	—	—	(680)
Short Futures Contracts	(1,562)	—	—	(1,562)
Credit Default Swaps	—	(26,732)	—	(26,732)

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

There were no transfers between Level 1 and Level 2 during the current period presented.

*	Refer to the Schedules of Investments for industry or category classifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

The following is a reconciliation for the James Alpha Hedged High Income Portfolio for which Level 3 inputs were used in determining value:

	Beginning							Ending
	balance		Change in				Net transfers	balance
	August 31,	Total realized	unrealized		Net		in/(out) of	February 28,
	2017	gain/(loss)	appreciation	Conversion	Purchases	Net Sells	Level 3	2018
Optima Specialty Steel, Inc.	$162,525	$2,475	$—	$—	$—	$(165,000)	$—	$—
Nebraska Book Holdings, Inc.
Tranche A	50,696	—	154	—	690	(51,540)	—	—
Nebraska Book Holdings, Inc.
Tranche B	276,179	—	889	(48,673)	4,252	—	—	232,647
CE STAR Holdings LLC	31,291	—	(54)	—	2,027	—	—	33,264
Constellation Enterprises LLC	—	—	—	—	—	—	—	—
CE Star	36,640	—	—	—	—	—	—	36,640
Real Alloy Holding, Inc. DIP
Loan	—	—	(3,475)	64,721	—	—	—	61,246
Real Alloy Holding, Inc. Roll
Up Note	—	—	(111,024)	261,099	—	—	—	150,075
Real Alloy Holding, Inc.	—	—	—	—		—	188,500	188,500

Quantitative disclosures of unobservable inputs and assumptions used by James Alpha Hedged High Income are below:

Investments in Securities:

Corporate Bonds	Fair Value	Valuation Techniques	Unobservable Input
Constellation Enterprises LLC	0		Potential future cash payments
Real Alloy Holding, Inc.	188,500
Real Alloy Holding, Inc. Roll Up Note	150,075
Term Loans
Nebraska Book Holdings, Inc., Tranche B	232,647	Independent Valuation	Adjusted by management to reflect current conditions
CE STAR Holdings LLC	33,264	Independent Valuation	Discount for lack of marketability
Real Alloy Holding, Inc. DIP Loan	61,246
Common Stock
CE STAR	36,640	Independent Valuation	Discount for lack of marketability
Total Fair Value Securities	$702,372

Fair value securities as a percent of net assets at February 28, 2018, were 2.86%.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Macro Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the company’s law of the Cayman Islands on February 2, 2011, and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Macro Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Macro Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Net Assets at
	Inception Date of SPC	February 28, 2018	February 28, 2018
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$391,028	3.51%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2017 (for the tax year ended December 31, 2016 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

			Non-Expiring	Non-Expiring
	Expiring		Short-Term	Long-Term	Total
Saratoga Large Capitalization Value Portfolio	$—		$—	$—	$—
Saratoga Large Capitalization Growth Portfolio	—		—	—	—
Saratoga Mid Capitalization Portfolio	—		—	—	—
Saratoga Small Capitalization Portfolio	—		118,027	—	118,027
Saratoga International Equity Portfolio	1,801,080	8/31/2018	644,791	586,542	3,032,413
Saratoga Health & Biotechnology Portfolio	—		—	—	—
Saratoga Technology & Communications Portfolio	—		—	—	—
Saratoga Energy & Basic Materials Portfolio	292,003	8/31/2018	899,888	94,075	1,285,966
Saratoga Financial Services Portfolio	582,779	8/31/2018	—	—	582,779
	38,144	8/31/2019	—	—	38,144
	620,923				620,923
Saratoga Investment Quality Bond Portfolio	—		—	—	—
Saratoga Municipal Bond Portfolio	—		91	—	91
Saratoga U.S. Government Money Market Portfolio	—		—	—	—
James Alpha Macro Portfolio	—		440,516	793,653	1,234,169
James Alpha Global Real Estate Investments	—		—	—	—
James Alpha Multi Strategy Alternative Income Portfolio	—		—	—	—
James Alpha Managed Risk Domestic Equity Portfolio	—		171,809	—	171,809
James Alpha Managed Risk Emerging Markets Equity Portfolio	—		85,542	—	85,542
James Alpha Hedged High Income Portfolio	—		170,281	1,368,295	1,538,576

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2014-2016 returns and expected to be taken in the Portfolios’ 2017 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During year ended August 31, 2017, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily - paid monthly	Annually
Municipal Bond	Daily - paid monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
Aggressive Balanced	Annually	Annually
Conservative Balanced	Annually	Annually
Moderate Balanced	Annually	Annually
Moderately Aggressive Balanced	Annually	Annually
Moderately Conservative Balanced	Annually	Annually

James Alpha Macro	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Annually
James Alpha Multi Strategy Alternative Income	Quarterly	Annually
James Alpha Managed Risk Domestic Equity	Annually	Annually
James Alpha Managed Risk Emerging Markets Equity	Annually	Annually
James Alpha Hedged High Income	Monthly	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; 0.475% for U.S. Government Money Market; 0.90% for Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation. For the James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income management fees are payable to the Advisor monthly and are computed daily at the annual rates of 1.10%, 0.90%, 2.00%, 1.20%, 1.20%, and 1.70%, respectively, of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of those Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the period ended February 28, 2018, the Manager waived $3,241 for International Equity, $7,326 for Energy & Basic Materials, $4,237 for Financial Services; $8,226 for Investment Quality Bond, $9,158 for Municipal Bond, $86 for U.S. Government Money Market, $1,968 for Aggressive Balanced, $1,711 for Conservative Balanced Allocation, $1,868 for Moderate Balanced Allocation, $1,818, for Moderately Aggressive Balanced Allocation and $1,484 for Moderately Conservative Balanced Allocation,; James Alpha Advisors waived $57,018, $48,738, $18,127, $6,790, and $68,238, respectively for James Alpha Macro, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, and James Alpha Hedged High Income; and James Alpha Advisors waived $344,661 for James Alpha Global Real Estate Investments.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, James Alpha Advisors, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Macro, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity, James Alpha Managed Risk Emerging Markets Equity, Aggressive Balanced, Conservative Balanced, Moderate Balanced, Moderately Aggressive Balanced and Moderately Conservative Balanced Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, James Alpha Advisors or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the period ended February 28, 2018, the Distributor waived $1,371 in fees for the Investment Quality Bond Portfolio, $1,078 in fees for the Municipal Bond Portfolio and $4,101 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class S shares are offered at net asset value.

For the period ended February 28, 2018, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$1	$7
Large Capitalization Growth	7	61
Mid Capitalization	114	5
Small Capitalization	9	5
International Equity	7	2
Health & Biotechnology	324	750
Technology & Communications	1,802	322
Energy & Basic Materials	2	—
Financial Services	8	—
Investment Quality Bond	126	27
Municipal Bond	—	—
U.S Government Money Market	—	1,246
Aggressive Balanced	—	—
Moderate Balanced	—	—
Conservative Balanced Allocation	—	—
Moderately Aggressive Balanced	—	—
Moderately Conservative Balanced	—	—
James Alpha Macro	1	—
James Alpha Global Real Estate Investments	73,508	2,384
James Alpha Multi Strategy Alternative Income	—	80
James Alpha Managed Risk Domestic Equity	134	—
James Alpha Managed Risk Emerging Markets Equity	40	2
James Alpha Hedged High Income	1,843	100

(d) The Trust and the Manager and the Trust and James Alpha Advisors on behalf of the James Alpha Macro, the James Alpha Global Real Estate, the James Alpha Multi Strategy Alternative Income, the James Alpha Managed Risk Domestic Equity, the James Alpha Managed Risk Emerging Markets Equity and the James Alpha Hedged High Income Portfolios, have entered into Excess Expense Agreements (the “Expense Agreements”).

In connection with the Expense Agreements, the Manager is currently voluntarily waiving, and James Alpha Advisors is currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at February 28, 2018, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90% for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services;1.24%, 0.99% and 1.99% for Classes A, I and C shares respectively, of Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation; 1.50%, 2.25%, 1.25%, and 1.25% for Class A, C, I and S shares, respectively, of James Alpha Macro; 1.69%, 2.37%, 1.19% and 1.19% (1.99%, 2.67% and 1.49% prior to June 23, 2017) for Class A, C, I and S shares, respectively, of James Alpha Global Real Estate Investments; 2.75%, 3.50%, 2.50% and 2.50% for Class A, C, I and S shares, respectively, of James Alpha Multi Strategy Alternative Income; 2.45%, 3.20%, 1.99% and 1.99% for Class A, C, I and S shares, respectively, of James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity; 2.39%, 2.99%, 1.99% and 1.99% for Class A, C, I and S shares, respectively, of James Alpha Hedged High Income. Pursuant to a fee waiver and operating expense limitation agreement between James Alpha Advisors and the James Alpha Portfolios, James Alpha Advisors has contractually agreed to waive all of the James Alpha Portfolios’ management fees payable to James Alpha Advisors by the James Alpha Portfolios on Class S assets, less any portion of such fee that is payable by James Alpha Advisors to the Sub-Advisers. Under the terms of the Expense Agreements, the Manager and James Alpha Advisors are permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice. The Expense Agreement with James Alpha Advisors shall continue through December 31, 2018.

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2018		8/31/2019		8/31/2020
International Equity	—		—		3,352
Energy & Basic	—		13,714		10,970
Financial Services	11,484		14,033		10,521
Investment Quality Bond	—		6,891		9,558
Municipal Bond	14,271		18,786		23,006
U.S. Government Money Market	102,516		94,344		45,872
James Alpha Macro	109,273		110,092		125,550
James Alpha Global Real Estate Investments	475,732	*	667,297	*	748,521
James Alpha Multi Strategy Alternative Income	80,959		75,785		77,000
James Alpha Managed Risk Domestic Equity	6,314		15,085		41,063
James Alpha Managed Risk Emerging Markets Equity	7,013		15,041		21,891

			8/31/2019		8/31/2020
James Alpha Hedged High Income **			190,170		117,074

*	The available waived expenses subject to potential recovery for Class C and Class I Shares.

**	Fees waived and expenses reimbursed by the Predecessor Fund will not be carried forward to the James Alpha Hedged High Income Portfolio. The Advisor may recover $25,493 expiring on August 31, 2019 for the period after the Reorganization through August 31, 2016.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the period ended February 28, 2018, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $12,856; Health & Biotechnology, $399; and Technology & Communications, $1,177. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

(f) Affiliated Investments — Companies which are affiliates of the Portfolios at February 28, 2018, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments; James Alpha Hedged High Income which is managed by James Alpha Advisors, LLC and Milestone Treasury Obligations Portfolio which is managed by CLS Investments, LLC, are detailed below:

Portfolio	Affiliated Holding	Shares at 8/31/2017	Purchases	Sales	Shares at 2/28/2018	Income	Value at 2/28/2018
Large Capitalization Value	Milestone Treasury Obligations – Institutional Class	$86,020	$5,058,801	$(5,144,821)	$—	$1,665	$—
Large Capitalization Growth	Milestone Treasury Obligations – Institutional Class	217,301	3,582,954	(3,800,255)	—	1,354	—
Mid Capitalization	Milestone Treasury Obligations – Institutional Class	200,349	1,897,584	(2,097,933)	—	954	—
Small Capitalization	Milestone Treasury Obligations – Institutional Class	155,196	479,974	(635,170)	—	793	—
International Equity	Milestone Treasury Obligations – Institutional Class	105,314	366,077	(471,391)	—	—	—
Health & Biotechnology	Milestone Treasury Obligations – Institutional Class	192,453	1,772,442	(1,964,895)	—	1,455	—
Technology &	Milestone Treasury Obligations – Institutional Class	1,015,391	2,055,661	(3,071,052)	—	2,987	—
Energy & Basic Materials	Milestone Treasury Obligations – Institutional Class	4,643	349,503	(354,146)	—	98	—
Financial Services	Milestone Treasury Obligations – Institutional Class	10,305	195,102	(205,407)	—	—	—
Investment Quality Bond	Milestone Treasury Obligations – Institutional Class	144,621	1,157,939	(1,302,560)	—	631	—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

Portfolio	Affiliated Holding	Shares at 8/31/2017	Purchases	Sales	Shares at 2/28/2018	Income	Value at 2/28/2018
Aggressive Balanced Allocation	Saratoga Energy & Basic Materials Portfolio	$—	$801	$—	$801	$—	$10,756
	Saratoga Health & Biotechnology Portfolio	—	564	—	564	—	14,403
	Saratoga Large Capitalization Growth Portfolio	—	2,630	—	2,630	—	72,541
	Saratoga Mid Capitalization Portfolio	—	3,340	—	3,340	—	42,384
	Saratoga Technology & Communications Portfolio	—	591	—	591	—	13,344
Conservative Balanced Allocation	Saratoga Large Capitalization Growth Portfolio	—	2,237	—	2,237	—	61,698
	Saratoga Mid Capitalization Portfolio	—	2,868	—	2,868	—	36,392
Moderate Balanaced Allocation	Saratoga Energy & Basic Materials Portfolio	—	406	—	406	—	5,455
	Saratoga Health & Biotechnology Portfolio	—	329	—	329	—	8,412
	Saratoga Large Capitalization Growth Portfolio	—	2,615	—	2,615	—	72,133
	Saratoga Mid Capitalization Portfolio	—	3,348	—	3,348	—	42,487
	Saratoga Technology & Communications Portfolio	—	318	—	318	—	7,171
Moderately Aggressive Balanced Allocation	Saratoga Energy & Basic Materials Portfolio	—	459	—	459	—	6,167
	Saratoga Health & Biotechnology Portfolio	—	388	—	388	—	9,918
	Saratoga Large Capitalization Growth Portfolio	—	2,425	—	2,425	—	66,881
	Saratoga Mid Capitalization Portfolio	—	3,044	—	3,044	—	38,630
	Saratoga Technology & Communications Portfolio	—	351	—	351	—	7,922
Moderately Conservative Balanced Allocation	James Alpha Macro Portfolio	—	462	—	462	—	4,236
	Saratoga Large Capitalization Growth Portfolio	—	3,052	—	3,052	—	84,180
	Saratoga Mid Capitalization Portfolio	—	4,121	—	4,121	—	52,300

Portfolio	Affiliated Holding	Shares at 8/31/2017	Purchases	Sales	Shares at 2/28/2018	Income	Value at 2/28/2018
James Alpha Macro	Milestone Treasury Obligations – Institutional	$2,150,080	$3,911,571	$(6,061,651)	$—	$13,649	$—
James Alpha Global Real Estate Investments	Milestone Treasury Obligations – Institutional	2,004,556	116,640,594	(118,645,150)	—	11,756	—
James Alpha Multi Strategy Alternative Income	Milestone Treasury Obligations – Institutional	678,932	8,085,079	(8,764,011)	—	3,931	—
James Alpha Multi Strategy Alternative Income	James Alpha Hedged High Income, Class I	41,017	238	(41,255)	—	2,263	—
James Alpha Managed Risk Domestic Equity	Milestone Treasury Obligations – Institutional	368,177	5,588,090	(5,956,267)	—	3,728	—
James Alpha Managed Risk Emerging Markets Equity	Milestone Treasury Obligations – Institutional	749,549	1,436,123	(2,185,672)	—	3,519	—
James Alpha Hedged High Income	Milestone Treasury Obligations – Institutional	2,151,748	32,361,781	(34,513,529)	—	12,529	—

3.	INVESTMENT TRANSACTIONS

(a)	For the period ended February 28, 2018, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$11,180,079	$13,545,047
Large Capitalization Growth	10,981,228	14,801,367
Mid Capitalization	2,621,816	3,997,395
Small Capitalization	4,587,909	5,056,684
International Equity	846,509	1,281,612
Health & Biotechnology	2,108,489	4,140,637
Technology & Communications	—	3,153,146
Energy & Basic Materials	471,901	685,553
Financial Services	720,538	837,473
Investment Quality Bond	642,814	6,845,531
Municipal Bond	—	814,986
Aggressive Balanced Allocation	453,135	333
Conservative Balanced Allocation	269,660	154,958
Moderate Balanced Allocation	355,278	256
Moderately Aggressive Balanced Allocation	339,855	—
Moderately Conservative Balanced Allocation	387,526	—
James Alpha Macro	4,837,997	61,479
James Alpha Global Real Estate Investments	644,694,352	544,317,750
James Alpha Multi Strategy Alternative Income	11,185,121	10,672,830
James Alpha Managed Risk Domestic Equity	11,073,186	3,756,006
James Alpha Managed Risk Emerging Markets Equity	4,146,890	8,574,230
James Alpha Hedged High Income	27,593,661	3,821,436

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

(g) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at February 28, 2018, were as follows:

			Location of derivatives on
			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha Macro
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$21,451
			Unrealized depreciation on forward currency exchange contracts	(1,900)
	Swap Contracts	Equity	Unrealized depreciation on swaps	$(31,209)
			Totals	$(11,658)
James Alpha Global Real Estate
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency exchange contracts	$(2,086)
			Totals	$(2,086)
James Alpha Managed Risk Domestic Equity
	Put options purchased	Equity	Investments, at value	$504,345
	Put options written	Equity	Options written	(146,570)
	Call options written	Equity	Options written	(36,660)
	Swap Contracts	Equity	Unrealized appreciation on swaps	32,082
	Swap Contracts	Equity	Unrealized depreciation on swaps	(153,750)
			Totals	$199,447
James Alpha Managed Risk Emerging Market Equity
	Put options purchased	Equity	Investments, at value	$455,550
	Put options written	Equity	Options written	(126,250)
	Call options written	Equity	Options written	(38,935)
	Swap Contracts	Equity	Unrealized depreciation on swaps	(256,760)
			Totals	$33,605
James Alpha Hedged High Income
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forwards	$34,015
	Futures Contracts	Interest Rate	Unrealized appreciation on futures	66,826
	Futures Contracts	Interest Rate	Unrealized depreciation on futures	(2,242)
	Swap Contracts	Interest Rate	Unrealized apreciation on swaps	9,060
	Swap Contracts	Interest Rate	Unrealized depreciation on swaps	26,732
			Totals	$134,391

The effect of derivative instruments on the Statements of Operations for the period ended February 28, 2018, were as follows:

				Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
International Equity
	Forward Contracts
		Net realized loss from foreign currency transactions
			Foreign Exchange	$(1,006)
		Net change in unrealized appreciation on foreign currency transactions
			Foreign Exchange	$2

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Macro
Swaps Contracts
Net change in unrealized depreciation on swaps
Equity	$14,698
Forward Contracts
Net realized loss on forward contracts
Foreign Exchange	$(41,990)
Net change in unrealized depreciation on forward contracts
Foreign Exchange	$(686)

James Alpha Global Real Estate
Forward Contracts
Net realized loss from foreign currency transactions
Foreign Exchange	$(1,019,332)
Net change in unrealized appreciation on foreign currency transactions
Foreign Exchange	$23,206
James Alpha Multi Strategy Alternative Income
Options
Net realized loss on options purchased
Equity	$(2,597)
Net realized gain on options written
Equity	585
Totals	$(2,012)
Net change in unrealized appreciation on options purchased
Equity	1,286
Net change in unrealized appreciation on options written
Equity	98
Totals	$1,307
Forward Contracts
Net realized loss from foreign currency transactions
Foreign Exchange	$(15,307)
Net change in unrealized depreciation on foreign currency transactions
Foreign Exchange	$422
James Alpha Managed Risk Domestic Equity
Options
Net realized loss on options purchased
Equity	$(612,895)
Net realized loss on options written
Equity	(266,386)
Totals	$(879,281)
Net change in unrealized appreciation on options purchased
Equity	169,284
Net change in unrealized appreciation on options written
Equity	2,608
Totals	$171,892
Swaps
Net realized loss on swaps
Equity	$(238,786)
Net change in unrealized depreciation on swaps
Equity	$(124,437)
James Alpha Managed Risk Emerging Markets Equity
Options
Net realized loss on options purchased
Equity	$(984,124)
Net realized loss on options written
Equity	(31,125)
Totals	$(1,015,247)
Net change in unrealized appreciation on options purchased
Equity	271,567
Net change in unrealized appreciation on options written
Equity	98,872
Totals	$370,459
Swaps
Net realized loss on swaps
Equity	$(593,856)
Net change in unrealized depreciation on swaps
Equity	$(333,344)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

				Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha Hedged High Income
	Futures
			Net realized gain from futures contracts
			Interest Rate	$24,856
			Net change in unrealized appreciation on futures contracts
			Interest Rate	$78,959

	Swaps
			Net realized loss from swaps
			Interest Rate	$(1,626)
			Net change in unrealized appreciation on swaps
			Interest Rate	$801

	Forward Contracts
			Net realized loss from forward contracts
			Foreign Exchange	$(46,727)
			Net change in unrealized appreciation on forward contracts
			Foreign Exchange	$40,051

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of February 28, 2018.

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets and
		Liabilities
	Gross Amounts
	Recognized in			Cash
	(Consolidated) Statements	Financial		Collateral	Net Amount
	of Assets and Liabilities	Instruments Pledged		Pledged	of Assets
Large Capitalization Value
Description of Liability
Securities Loaned	$1,917,632	$1,917,632		$—	$—

Large Capitalization Growth
Description of Liability
Securities Loaned	$446	$446		$—	$—

Mid Capitalization
Description of Liability
Securities Loaned	$419,693	$419,693		$—	$—

Small Capitalization
Description of Liability
Securities Loaned	$502,031	$502,031		$—	$—

Health & Biotechnology
Description of Liability
Securities Loaned	$1,158,989	$1,158,989		$—	$—

Technology & Communications
Description of Liability
Securities Loaned	$317	$317		$—	$—

Investment Quality Bond
Description of Liability
Securities Loaned	$400,856	$400,856		$—	$—

James Alpha Macro
Description of Liability
Total Return Swaps	$19,551	$—		$19,551	$—

James Alpha Multi Strategy Alternative Income
Description of Liability
Securities Sold Short	$2,446,524	$2446,524	(1)	$—	$—

James Alpha Managed Risk Domestic Equity
Description of Liability
Options Written	$183,230	$183,230	(1)	$—	$—
Total Return Swaps	$121,658	—		$121,658	—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets and
		Liabilities
	Gross Amounts
	Recognized in			Cash
	(Consolidated) Statements	Financial		Collateral	Net Amount
	of Assets and Liabilities	Instruments Pledged		Pledged	of Assets

James Alpha Managed Risk Emerging Markets Equity
Description of Liability
Total Return Swaps	$256,760	$256,760		$—	$—
Options Written	$165,185	$165,185	(1)	$—	$—

James Alpha Hedged High Income
Description of Liability
Credit Default Swaps	$(18,472)	$(18,472)		$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

4.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At February 28, 2018, the following portfolios loaned securities and received U.S. Government securities and cash collateral for the loan. This cash was invested in repurchase agreements as shown in the Schedules of Investments. The aggregate market value of the collateral shown below includes non-cash U.S Treasury securities.

	Market Value of	Market Value	Value of
Portfolio	Loaned Securities	of Collateral	Non-cash Collateral
Large Capitalization Value	$1,862,469	$1,917,632	$—
Large Capitalization Growth	984,420	1,004,714	1,004,714
Mid Capitalization	825,393	848,462	418,084
Small Capitalization	1,156,154	1,183,906	681,875
Health & Biotechnology	1,563,163	1,599,357	441,428
Technology & Communications	1,151,508	1,174,912	1,174,912
Investment Quality Bond	391,081	400,656	—

At February 28, 2018, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	1.08%
Large Capitalization Growth	0.99%
Mid Capitalization	0.82%
Small Capitalization	13.21%
Health & Biotechnology	0.55%
Investment Quality Bond	0.34%

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Six Month Ended	Year Ended	Six Month Ended	Year Ended	Six Month Ended	Year Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
Large Capitalization Value
Issued	14,612	76,379	7	6,259	3,787	2,602
Redeemed	(100,653)	(236,560)	(4,034)	(4,645)	(5,168)	(38,900)
Reinvested from Dividends	52,276	—	517	—	3,359	—
Net Increase (Decrease) in Shares	(33,765)	(160,181)	(3,510)	1,614	1,978	(36,298)
Large Capitalization Growth
Issued	42,656	126,239	7,541	15,466	5,722	257,708
Redeemed	(140,478)	(454,668)	(25,159)	(47,568)	(32,355)	(119,915)
Reinvested from Dividends	54,812	226,370	3,527	16,766	32,257	126,020
Net Increase (Decrease) in Shares	(43,010)	(102,059)	(14,091)	(15,336)	5,624	263,813
Mid Capitalization
Issued	38,915	78,812	8,310	6,812	1,368	9,698
Redeemed	(108,601)	(255,955)	(22,249)	(25,890)	(16,544)	(32,157)
Reinvested from Dividends	58,977	60,840	14,498	14,846	8,455	8,977
Net Increase (Decrease) in Shares	(10,709)	(116,303)	559	(4,232)	(6,721)	(13,482)
Small Capitalization
Issued	30,206	105,625	1,126	9,475	4,201	5,063
Redeemed	(81,515)	(307,865)	(1,205)	(3,868)	(8,254)	(117,657)
Net Increase (Decrease) in Shares	(51,309)	(202,240)	(79)	5,607	(4,053)	(112,594)
International Equity
Issued	8,729	28,282	78	3,434	591	2,100
Redeemed	(34,434)	(137,272)	(576)	(3,388)	(3,334)	(23,946)
Reinvested from Dividends	122	2,973	—	—	—	—
Net Increase (Decrease) in Shares	(25,583)	(106,017)	(498)	46	(2,743)	(21,846)
Health & Biotechnology
Issued	5,681	19,981	1,797	14,609	3,208	19,597
Redeemed	(33,078)	(123,847)	(29,245)	(58,444)	(10,518)	(24,513)
Reinvested from Dividends	51,418	40,511	38,550	29,016	23,123	13,520
Net Increase (Decrease) in Shares	24,021	(63,355)	11,102	(14,819)	15,813	8,604
Technology & Communications
Issued	34,915	287,618	30,373	61,905	26,251	113,627
Redeemed	(95,717)	(238,608)	(89,078)	(215,286)	(30,749)	(114,114)
Reinvested from Dividends	85,794	87,934	61,314	77,557	53,416	52,401
Net Increase (Decrease) in Shares	24,992	136,944	2,609	(75,824)	48,918	51,914
Energy & Basic Materials
Issued	9,522	10,878	26	2,038	211	446
Redeemed	(16,199)	(53,431)	(7,636)	(8,191)	(2,053)	(8,046)
Net Increase (Decrease) in Shares	(6,677)	(42,553)	(7,610)	(6,153)	(1,842)	(7,600)
Financial Services
Issued	10,290	46,845	94	1,741	253	187
Redeemed	(13,421)	(54,131)	(2,659)	(3,505)	(499)	(9,470)
Net Increase (Decrease) in Shares	(3,131)	(7,286)	(2,565)	(1,764)	(246)	(9,283)
Investment Quality Bond
Issued	(56,740)	93,034	5,079	5,079	4,347	4,347
Redeemed	(65,726)	(236,723)	(2,899)	(2,899)	(8,638)	(8,638)
Reinvested from Dividends	(74,712)	8,543	96	96	284	284
Net Increase (Decrease) in Shares	(197,177)	(135,146)	2,276	2,276	(4,007)	(4,007)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Six Month Ended	Year Ended	Six Month Ended	Year Ended	Six Month Ended	Year Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
Municipal Bond
Issued	55	13,121	—	—	780	856
Redeemed	(6,913)	(19,883)	—	(963)	(2,065)	(1,699)
Reinvested from Dividends	169	3,357	—	— **	14	1,071
Net Increase (Decrease) in Shares	(6,689)	(3,405)	—	(963)	(1,271)	228
U.S. Government Money Market
Issued	1,211,554	4,118,933	652,428	314,104	336,025	113,402
Redeemed	(2,132,803)	(7,247,642)	(497,130)	(250,056)	(263,960)	(140,688)
Reinvested from Dividends	5,816	1,093	316	25	423	57
Net Increase (Decrease) in Shares	(915,433)	(3,127,616)	155,614	64,073	72,488	(27,229)
Aggressive Balanced Allocation
Issued	46,420	—	1	—	1	—
Redeemed	(100)	—	—	—	—	—
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	46,320	—	1	—	1	—
Conservative Balanced Allocation
Issued	33,897	—	1	—	1	—
Redeemed	—	—	—	—	—	—
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	33,897	—	1	—	1	—
Moderate Balanced Allocation
Issued	39,272	—	1	—	1	—
Redeemed	—	—	—	—	—	—
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	39,272	—	1	—	1	—
Moderately Aggressive Balanced Allocation
Issued	38,311	—	1	—	1	—
Redeemed	—	—	—	—	—	—
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	38,311	—	1	—	1	—
Moderately Conservative Balanced Allocation
Issued	46,770	—	1	—	1	—
Redeemed	—	—	—	—	—	—
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	46,770	—	1	—	1	—

**	Amount represents less than 0.5 shares.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

	Class I Shares		Class A Shares		Class C Shares		Class S Shares
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Period Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
James Alpha Macro
Issued	22,410	108,042	74	10,343	2,232	16,553	342,566	11,937
Redeemed	(188,624)	(425,903)	(19,682)	(34,877)	(11,273)	(103,572)	(22,529)	—
Net Decrease in Shares	(166,214)	(317,861)	(19,608)	(24,534)	(9,041)	(87,019)	320,037	11,937

James Alpha Global Real Estate Investments
Issued	6,127,394	7,154,146	1,048,513	1,685,737	504,022	747,535	739,765	14,859
Redeemed	(2,286,178)	(5,984,543)	(1,006,755)	(2,479,469)	(414,074)	(1,145,043)	(52,273)	(225)
Reinvested from Dividends	638,966	939,091	239,933	405,242	166,612	283,551	16,261	—
Net Increase (Decrease) in Shares	4,480,182	2,108,694	281,691	(388,490)	256,560	(113,957)	703,753	14,634

James Alpha Multi Strategy Alternative Income
Issued	2,049	4,473	13	2,374	1,148	9,462	279,705	10,020
Redeemed	(89,717)	(199,651)	(2,603)	(2,951)	(5,795)	(13,065)	(17,005)	—
Reinvested from Dividends	27,775	63,706	185	485	455	1,177	2,167	—
Net Increase (Decrease) in Shares	(59,893)	(131,472)	(2,405)	(92)	(4,192)	(2,426)	264,867	10,020

James Alpha Managed Risk Domestic Equity
Issued	226	55,342	1,910	12,408	3,767	5,551	1,109,345	36,317
Redeemed	(87,737)	(152,168)	(14,881)	(61,868)	(1,441)	(17,741)	(59,098)	(747)
Reinvested from Dividends	7,157	390	585	—	549	—	16,521	—
Net Increase (Decrease) in Shares	(80,354)	(96,436)	(12,386)	(49,460)	2,875	(12,190)	1,066,768	35,570

James Alpha Managed Risk Emerging Markets Equity
Issued	19,958	283,117	472	396	371	2,729	137,919	4,485
Redeemed	(229,824)	(284,862)	(5,113)	(14)	(975)	(1,605)	(3,789)	—
Reinvested from Dividends	30,128	699	999	—	887	—	5,432	—
Net Increase in Shares	(179,738)	(1,046)	(3,642)	382	283	1,124	139,562	4,485

	Class I Shares		Class A Shares		Class C Shares		Class S Shares
	Six Months ended	Year Ended	Six Months ended	Year Ended	Six Months ended	Year Ended	Six Months ended	Period Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
James Alpha Hedged High Income
Issued	872,563	630,985	51,428	72,309	13,549	23,101	2,862,279	66,394
Redeemed	(460,287)	(375,121)	(25,378)	(73,027)	(12,353)	(11,009)	(152,914)	(853)
Reinvested from Dividends	37,156	65,643	2,527	4,751	289	351	21,160	—
Net Increase (Decrease) in Shares	449,432	321,507	28,577	4,033	1,485	12,443	2,730,525	65,541

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2017 (for the period ended December 31, 2016 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Exempt	Long-Term	Return of
8/31/2017	Income	Income	Capital Gains	Capital	Total
Saratoga Large Capitalization Value Portfolio	$—	$—	$—	$—	$—
Saratoga Large Capitalization Growth Portfolio	641,193	—	7,264,633	—	7,905,826
Saratoga Mid Capitalization Portfolio	—	—	1,051,550	—	1,051,550
Saratoga Small Capitalization Portfolio	—	—	—	—	—
Saratoga International Equity Portfolio	29,062	—	—	—	29,062
Saratoga Health & Biotechnology Portfolio	—	—	2,226,747	—	2,226,747
Saratoga Technology & Communications Portfolio	245,638	—	3,520,835	—	3,766,473
Saratoga Energy & Basic Materials Portfolio	—	—	—	—	—
Saratoga Financial Services Portfolio	—	—	—	—	—
Saratoga Investment Quality Bond Portfolio	61,190	—	30,412	—	91,602
Saratoga Municipal Bond Portfolio	21,164	4,579	15,293	—	41,036
Saratoga U.S. Government Money Market Portfolio	1,160	—	—	—	1,160
James Alpha Macro Portfolio	—	—	—	—	—
James Alpha Global Real Estate Investments	34,677,182	—	4,280,554	—	38,957,736
James Alpha Multi Strategy Alternative Income Portfolio	328,190	—	—	260,191	588,381
James Alpha Managed Risk Domestic Equity Portfolio	5,385	—	—	—	5,385
James Alpha Managed Risk Emerging Markets Equity Portfolio	13,861	—	—	—	13,861
James Alpha Hedged High Income Portfolio	726,558	—	—	—	726,558

The tax character of dividends paid during the period ended August 31, 2016 (for the period ended December 31, 2015 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

For fiscal year ended	Ordinary	Exempt	Long-Term	Return of
8/31/2016	Income	Income	Capital Gains	Capital	Total
Saratoga Large Capitalization Value Portfolio	$—	$—	$505,749	$—	$505,749
Saratoga Large Capitalization Growth Portfolio	—	—	4,241,919	—	4,241,919
Saratoga Mid Capitalization Portfolio	—	—	807,486	—	807,486
Saratoga Small Capitalization Portfolio	—	—	3,424,648	—	3,424,648
Saratoga International Equity Portfolio	9,339	—	—	—	9,339
Saratoga Health & Biotechnology Portfolio	—	—	2,217,821	—	2,217,821
Saratoga Technology & Communications Portfolio	—	—	4,654,795	—	4,654,795
Saratoga Energy & Basic Materials Portfolio	—	—	—	—	—
Saratoga Financial Services Portfolio	—	—	—	—	—
Saratoga Investment Quality Bond Portfolio	76,879	—	85,482	—	162,361
Saratoga Municipal Bond Portfolio	18	3,509	17,158	—	20,685
Saratoga U.S. Government Money Market Portfolio	1,455	—	—	—	1,455
James Alpha Macro Portfolio	373,652	—	—	—	373,652
James Alpha Global Real Estate Investments	38,098,475	—	151,130	—	38,249,605
James Alpha Multi Strategy Alternative Income Portfolio	130,357	—	15,199	91,359	236,915
James Alpha Managed Risk Domestic Equity Portfolio	21,985	—	—	—	21,985
James Alpha Managed Risk Emerging Markets Equity Portfolio	76,127	—	—	—	76,127
James Alpha Hedged High Income Portfolio	668,213	—	—	—	668,213

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, reclassification of Fund distributions, foreign currency exchange gains (losses), return of capital on corporations, paydowns, grantor trusts, real estate investment trusts, partnerships, swap gains (losses) and adjustments for passive foreign investment companies, resulted in reclassification for the tax year ended August 31, 2017 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2016 reclassifications for permanent book and tax differences have been adjusted for August 31, 2017 activity) as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Saratoga Large Capitalization Value Portfolio	$(1)	$(4,057)	$4,058
Saratoga Large Capitalization Growth Portfolio	(999,845)	38,285	961,560
Saratoga Mid Capitalization Portfolio	(7,030)	5,945	1,085
Saratoga Small Capitalization Portfolio	(72,930)	72,930	—
Saratoga International Equity Portfolio	—	7,762	(7,762)
Saratoga Health & Biotechnology Portfolio	(84,964)	107,850	(22,886)
Saratoga Technology & Communications Portfolio	—	352,646	(352,646)
Saratoga Energy & Basic Materials Portfolio	(7,384)	7,405	(21)
Saratoga Financial Services Portfolio	(191,585)	19,601	171,984
Saratoga Investment Quality Bond Portfolio	—	—	—
Saratoga Municipal Bond Portfolio	—	(10)	10
Saratoga U.S. Government Money Market Portfolio	—	—	—
James Alpha Macro Portfolio	(57,029)	(497)	57,526
James Alpha Global Real Estate Investments	—	2,029,773	(2,029,773)
James Alpha Multi Strategy Alternative Income Portfolio	—	92,330	(92,330)
James Alpha Managed Risk Domestic Equity Portfolio	(193)	249,128	(248,935)
James Alpha Managed Risk Emerging Markets Equity Portfolio	—	571,486	(571,486)
James Alpha Hedged High Income Portfolio	(67,053)	(59,190)	126,243

Net assets were unaffected by the above reclassifications.

As of each of the Portfolio’s tax year-ended August 31, 2017 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2016 components of distributable earnings have been adjusted for August 31, 2017 activity), the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Saratoga Large Capitalization Value Portfolio	$422,407	$84,640	$—	$—	$—	$707,175	$1,214,222
Saratoga Large Capitalization Growth Portfolio	—	—	(65,459)	—	—	6,283,615	6,218,156
Saratoga Mid Capitalization Portfolio	—	730,394	—	—	—	2,432,426	3,162,820
Saratoga Small Capitalization Portfolio	—	—	(40,477)	(118,027)	—	870,009	711,505
Saratoga International Equity Portfolio	1,357	—	(10,113)	(3,032,413)	—	326,428	(2,714,741)
Saratoga Health & Biotechnology Portfolio	—	2,827,820	(69,948)	—		5,547,530	8,305,402
Saratoga Technology & Communications Portfolio	104,762	3,889,240	—	—	—	20,100,582	24,094,584
Saratoga Energy & Basic Materials Portfolio	—	—	(2,478)	(1,285,966)	—	187,751	(1,100,693)
Saratoga Financial Services Portfolio	—	—	(16,795)	(620,923)	—	586,651	(51,067)
Saratoga Investment Quality Bond Portfolio	17,033	45,434	—	—	(143)	86,724	149,048
Saratoga Municipal Bond Portfolio	311	—	(7,040)	(91)	(282)	11,437	4,335
Saratoga U.S. Government Money Market Portfolio	876	—	—	—	(89)	—	787
James Alpha Macro Portfolio	—	—	(141,406)	(1,234,169)	(886,198)	(204,780)	(2,466,553)
James Alpha Global Real Estate Investments	11,130,662	—	—	—	—	(59,118,389)	(47,987,727)
James Alpha Multi Strategy Alternative Income Portfolio	—	—	(182,794)	—	(4,086)	(1,241,885)	(1,428,765)
James Alpha Managed Risk Domestic Equity Portfolio	187,467	—	—	(171,809)	—	373,334	388,992
James Alpha Managed Risk Emerging Markets Equity Portfolio	505,028	—	(561,382)	(85,542)	—	1,109,148	967,252
James Alpha Hedged High Income Portfolio	—	—	—	(1,538,576)	—	(407,845)	(1,946,421)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax treatment of non-deductible expenses, the tax deferral of losses on wash sales and straddles, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts, C Corporations and defaulted bond adjustments. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles and adjustments for constructive sales of securities held short.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Saratoga Large Capitalization Value Portfolio	$—
Saratoga Large Capitalization Growth Portfolio	65,459
Saratoga Mid Capitalization Portfolio	—
Saratoga Small Capitalization Portfolio	40,438
Saratoga International Equity Portfolio	—
Saratoga Health & Biotechnology Portfolio	69,948
Saratoga Technology & Communications Portfolio	—
Saratoga Energy & Basic Materials Portfolio	2,478
Saratoga Financial Services Portfolio	16,795
Saratoga Investment Quality Bond Portfolio	—
Saratoga Municipal Bond Portfolio	—
Saratoga U.S. Government Money Market Portfolio	—
James Alpha Macro Portfolio	89,715
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income Portfolio	182,794
James Alpha Managed Risk Domestic Equity Portfolio	—
James Alpha Managed Risk Emerging Markets Equity Portfolio	—
James Alpha Hedged High Income Portfolio	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such capital losses as follows:

Post October
Losses
Saratoga Large Capitalization Value Portfolio	$—
Saratoga Large Capitalization Growth Portfolio	—
Saratoga Mid Capitalization Portfolio	—
Saratoga Small Capitalization Portfolio	—
Saratoga International Equity Portfolio	10,113
Saratoga Health & Biotechnology Portfolio	—
Saratoga Technology & Communications Portfolio	—
Saratoga Energy & Basic Materials Portfolio	—
Saratoga Financial Services Portfolio	—
Saratoga Investment Quality Bond Portfolio	—
Saratoga Municipal Bond Portfolio	7,040
Saratoga U.S. Government Money Market Portfolio	—
James Alpha Macro Portfolio	51,691
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income Portfolio	—
James Alpha Managed Risk Domestic Equity Portfolio	—
James Alpha Managed Risk Emerging Markets Equity Portfolio	561,381
James Alpha Hedged High Income Portfolio	—

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Municipal Bond Portfolio may be directly affected by the performance of the Dreyfus Institutional Preferred Government Money Market – Institutional Class. The financial statements of the Dreyfus Institutional Preferred Government Money Market – Institutional Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2018, the percentage of net assets invested in the Dreyfus Institutional Preferred Government Money Market – Institutional Class was 35.9%.

The performance of the Conservative Balanced Allocation Portfolio may be directly affected by the performance of the Dreyfus Institutional Preferred Government Money Market – Institutional Class. The financial statements of the Dreyfus Institutional Preferred Government Money Market – Institutional Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2018, the percentage of net assets invested in the Dreyfus Institutional Preferred Government Money Market – Institutional Class was 25.6%.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 28, 2018 (Unaudited) (Continued)

The performance of the James Alpha Managed Risk Domestic Equity Portfolio may be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2018, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 84.6%.

The performance of the James Alpha Managed Risk Emerging Markets Equity Portfolio may be directly affected by the performance of the iShares MSCI Emerging Markets ETF. The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large and mid-capitalization emerging market equities. The financial statements of the iShares MSCI Emerging Markets ETF, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of February 28, 2018, the percentage of net assets invested in the iShares MSCI Emerging Markets ETF was 69.6%.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act.

	UBS Wealth	Denis	Charles	Bruce E.	Ann	Michael	Mid Atlantic Trust
	Management	Nayden	Schwab *	Ventimiglia	Ventimiglia	Lambatsos	Company FBO *

Technology & Communications	26.36%	—	—	—	—	—	—
James Alpha Multi Strategy
Alternative Income	—	92.79%	—	—	—	—	—
James Alpha Hedged High Income	—	—	30.50%	—	—	—	—
Aggressive Balanced Allocation	—	—	—	58.88%	—	—	32.96%
Conservative Balanced Allocation	—	—	—	—	40.44%	—	54.59%
Moderate Balanced Allocation
Portfolio	—	—	—	—	—	34.86%	46.74%
Moderately Aggressive Balanced
Allocation	—	—	—	—	—	—	76.08%
Moderately Conservative Balanced
Allocation	—	—	—	—	—	—	73.22%

*	Comprised of multiple investors and accounts

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure to the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	Large Cap Value Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$22.97		$20.23	$21.15	$22.17		$16.38	$13.23
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)		(0.02)	0.01	(0.00	) **	(0.06)	0.02
Net realized and unrealized gain (loss)	(0.24)		2.76	(0.48)	(1.02)		5.87	3.13
Total from investment operations	(0.27)		2.74	(0.47)	(1.02)		5.81	3.15
Dividends and Distributions:
Dividends from net investment income	—		—	—	—		(0.02)	—
Distributions from realized gains	(1.80)		—	(0.45)	—		—	—
Total dividends and distributions	(1.80)		—	(0.45)	—		(0.02)	—
Redemption Fees	—		—	—	—		— **	—
Net Asset Value, End of Period	$20.90		$22.97	$20.23	$21.15		$22.17	$16.38
Total Return*	(1.38)%		13.54%	(2.15)%	(4.60)%		35.46%	23.81%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$414		$536	$439	$522		$212	$101
Ratio of gross operating expenses to average net assets (2)	1.63	% (4)	1.64%	1.64%	1.59%		1.61%	1.71%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.27	)% (4)	(0.09)%	0.07%	(0.01)%		(0.31)%	0.10%
Portfolio Turnover Rate	64	% (5)	65%	79%	101%		104%	73%

	Large Cap Growth Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$24.00		$25.58	$26.13	$25.63		$21.40	$17.84
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)		(0.11)	0.13	(0.04)		(0.02)	(0.00	) **
Net realized and unrealized gain (loss)	3.42		3.56	2.04	1.88		5.06	3.83
Total from investment operations	3.37		3.45	2.17	1.84		5.04	3.83
Dividends and Distributions:
Dividends from net investment income	—		(0.14)	—	—		(0.03)	—
Distributions from realized gains	(1.55)		(4.89)	(2.72)	(1.34)		(0.78)	(0.27)
Total dividends and distributions	(1.55)		(5.03)	(2.72)	(1.34)		(0.81)	(0.27)
Redemption Fees	—		—	—	—	**	— **	—	**
Net Asset Value, End of Period	$25.82		$24.00	$25.58	$26.13		$25.63	$21.40
Total Return*	14.31%		16.60%	8.46%	7.20%		23.86%	21.71%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,483		$1,717	$2,222	$1,959		$2,840	$1,170
Ratio of gross operating expenses to average net assets (3)	1.56	% (4)	1.63%	1.62%	1.55%		1.59%	1.66%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.39	)% (4)	(0.45)%	0.52%	(0.17)%		(0.09)%	(0.02)%
Portfolio Turnover Rate	29	% (5)	97%	160%	27%		14%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.63	% (4)	1.64%	1.64%	1.59%	1.52%	1.62%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.56	% (4)	1.63%	1.62%	1.55%	1.59%	1.66%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	Mid Capitalization Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.66		$11.88	$12.93	$14.51	$12.91	$9.94
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)		—	(0.06)	(0.07)	(0.13)	(0.05)
Net realized and unrealized gain (loss)	0.76		0.68	(0.41)	0.60	3.22	3.02
Total from investment operations	0.73		0.68	(0.47)	0.53	3.09	2.97
Dividends and Distributions:
Dividends from net investment income	(0.01)		—	—	—	—	—
Distributions from realized gains	(0.95)		(0.90)	(0.58)	(2.11)	(1.49)	—
Total dividends and distributions	(0.96)		(0.90)	(0.58)	(2.11)	(1.49)	—
Redemption Fees	—		—	— **	— **	—	—
Net Asset Value, End of Period	$11.43		$11.66	$11.88	$12.93	$14.51	$12.91
Total Return*	6.34%		6.02%	(3.44)%	4.08%	25.32%	29.88%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,249		$2,288	$2,380	$3,360	$3,448	$3,106
Ratio of gross operating expenses to average net assets (2)	1.99	% (4)	1.99%	2.00%	1.81%	1.87%	2.04%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.39)	% (4)	0.03%	(0.50)%	(0.52)%	(0.93)%	(0.45)%
Portfolio Turnover Rate	19	% (5)	43%	54%	38%	57%	57%

	Small Cap Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$6.18		$5.31	$8.58	$9.73	$9.70	$8.07
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)		(0.07)	(0.05)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	0.49		0.94	0.05	(0.78)	1.59	1.68
Total from investment operations	0.47		0.87	(0.00)	(0.85)	1.53	1.63
Dividends and Distributions:
Distributions from realized gains	—		—	(3.27)	(0.30)	(1.50)	—
Total dividends and distributions	—		—	(3.27)	(0.30)	(1.50)	—
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Period	$6.65		$6.18	$5.31	$8.58	$9.73	$9.70
Total Return*	7.61%		16.38%	1.32%	(8.98)%	16.59%	20.20%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$48		$45	$9	$11	$21	$36
Ratio of gross operating expenses to average net assets (3)	2.06	% (4)	2.29%	2.13%	1.72%	1.76%	1.97%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.70)	% (4)	(1.23)%	(0.86)%	(0.71)%	(0.66)%	(0.52)%
Portfolio Turnover Rate	62	% (5)	127%	112%	117%	32%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.99	% (4)	1.99%	2.00%	1.81%	1.87%	2.04%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:

2.06	% (4)	2.29%	2.13%	1.72%	1.76%	1.97%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	International Equity Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$10.54		$9.38	$9.61	$11.41		$10.45	$9.13
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)		(0.03)	0.01	(0.06)		(0.03)	— **
Net realized and unrealized gain (loss)	0.51		1.19	(0.24)	(1.74)		1.19	1.42
Total from investment operations	0.43		1.16	(0.23)	(1.80)		1.16	1.42
Dividends and Distributions:
Dividends from net investment income	—		— **	— **	—		(0.20)	(0.10)
Total dividends and distributions	—		—	—	—		(0.20)	(0.10)
Redemption Fees	—		—	—	—		—	—
Net Asset Value, End of Period	$10.97		$10.54	$9.38	$9.61		$11.41	$10.45
Total Return*	4.08%		12.38%	(2.38)%	(15.78)%		11.18%	15.63%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$27		$31	$27	$67		$17	$28
Ratio of gross operating expenses to average net assets (2)	3.44	% (5)	3.43%	3.05%	2.68	% (3)	2.78%	3.49%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.47	)% (5)	(0.13)%	0.15%	(0.61)%		(0.23)%	0.02%
Portfolio Turnover Rate	18	% (6)	69%	125%	126%		125%	122%

	Health & Biotechnology Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$27.29		$29.51	$30.83	$30.22		$25.12	$20.12
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)		(0.19)	(0.17)	(0.14)		(0.16)	(0.12)
Net realized and unrealized gain (loss)	0.37		1.08	1.90	3.47		6.84	5.12
Total from investment operations	0.26		0.89	1.73	3.33		6.68	5.00
Dividends and Distributions:
Distributions from realized gains	(4.23)		(3.11)	(3.05)	(2.72)		(1.58)	—
Total dividends and distributions	(4.23)		(3.11)	(3.05)	(2.72)		(1.58)	—
Redemption Fees	—		—	—	—	**	— **	—
Net Asset Value, End of Period	$23.32		$27.29	$29.51	$30.83		$30.22	$25.12
Total Return*	0.98%		4.02%	6.07%	11.23%		27.47%	24.85%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$5,988		$6,704	$7,687	$9,240		$7,936	$6,577
Ratio of gross operating expenses to average net assets (4)	2.35	% (5)	2.33%	2.29%	2.22%		2.38%	2.60%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.86	)% (5)	(0.69)%	(0.57)%	(0.43)%		(0.55)%	(0.53)%
Portfolio Turnover Rate	11	% (6)	12%	19%	15%		14%	6%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:

3.30	% (5)	3.30%	3.05%	3.26%	2.78%	3.30%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.68% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.35	% (5)	2.33%	2.29%	2.22%	2.37%	2.60%
(5)	Annualized for periods less than one year.

(6)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	Technology & Communications Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$18.97		$16.77	$16.11	$18.19		$15.63	$13.88
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)		(0.15)	(0.04)	(0.11)		(0.18)	(0.11)
Net realized and unrealized gain (loss)	3.25		3.85	2.60	0.56		3.62	1.96
Total from investment operations	3.16		3.70	2.56	0.45		3.44	1.85
Dividends and Distributions:
Distributions from realized gains	(1.59)		(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Total dividends and distributions	(1.59)		(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Redemption Fees	—		—	— **	—	**	— **	— **
Net Asset Value, End of Period	$20.54		$18.97	$16.77	$16.11		$18.19	$15.63
Total Return*	17.29%		23.49%	17.28%	2.29%		22.55%	13.40%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$17,226		$15,860	$15,289	$15,088		$19,787	$22,680
Ratio of gross operating expenses to average net assets (2)	2.17	% (6)	2.21%	2.24%	2.20%		2.27%	2.30%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.87)	% (5)	(0.86)%	(0.23)%	(0.65)%		(1.03)%	(0.75)%
Portfolio Turnover Rate	0	% (6)	16%	37%	31%		25%	33%

	Energy & Basic Materials Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$11.16		$10.57	$10.98	$17.18		$14.78	$12.84
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.07)		(0.06)	(0.01)	(0.18)		(0.25)	(0.18)
Net realized and unrealized gain (loss)	1.22		0.65	(0.40)	(6.02)		2.65	2.12
Total from investment operations	1.15		0.59	(0.41)	(6.20)		2.40	1.94
Redemption Fees	—		—	—	—		— **	—
Net Asset Value, End of Period	$12.31		$11.16	$10.57	$10.98		$17.18	$14.78
Total Return*	10.30%		5.58%	(3.73)%	(36.09)%		16.24%	15.11%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$435		$479	$519	$581		$1,115	$1,179
Ratio of gross operating expenses to average net assets (3)	4.11	% (5)	3.85%	3.96%	3.26	% (4)	3.04%	3.43%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.07)	% (5)	(0.52)%	(0.11)%	(1.34)%		(1.55)%	(1.33)%
Portfolio Turnover Rate	23	% (6)	54%	134%	129%		114%	30%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.17% (5)	2.21%	2.24%	2.20%	2.25%	2.28%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.40	% (5)	3.40%	3.40%	3.30%	3.03%	3.40%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.26% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	Financial Services Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.91		$8.37		$8.16	$8.46	$7.29	$5.90
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)		(0.14)		(0.10)	(0.14)	(0.13)	(0.09)
Gain from trade error	—		0.13		—	—	—	—
Net realized and unrealized gain (loss)	1.73		1.55		0.31	(0.16)	1.30	1.48
Total from investment operations	1.64		1.54		0.21	(0.30)	1.17	1.39
Redemption Fees	—		—		— **	—	—	—
Net Asset Value, End of Period	$11.55		$9.91		$8.37	$8.16	$8.46	$7.29
Total Return*	16.55%		18.40	% +	2.57%	(3.55)%	16.05%	23.56%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$118		$126		$121	$126	$133	$162
Ratio of gross operating expenses to average net assets (2)	3.81	% (4)	3.88%		4.16%	4.00%	4.30%	6.05%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.68	)% (4)	(1.54)%		(1.21)%	(1.62)%	(1.57)%	(1.28)%
Portfolio Turnover Rate	35	% (5)	55%		73%	20%	18%	19%

	Investment Quality Bond Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.58		$9.70		$9.65	$9.83	$9.80	$10.23
Income (Loss) from Investment Operations:
Net investment income (1)	0.04		0.05		0.05	0.05	0.07	0.09
Net realized and unrealized gain (loss)	(0.18)		(0.08)		0.14	(0.11)	0.10	(0.29)
Total from investment operations	(0.14)		(0.03)		0.19	(0.06)	0.17	(0.20)
Dividends and Distributions:
Dividends from net investment income	(0.04)		(0.05)		(0.05)	(0.05)	(0.07)	(0.09)
Distributions from realized gains	(0.07)		(0.04)		(0.09)	(0.07)	(0.07)	(0.14)
Total dividends and distributions	(0.11)		(0.09)		(0.14)	(0.12)	(0.14)	(0.23)
Redemption Fees	—		—		—	—	—	—
Net Asset Value, End of Period	$9.33		$9.58		$9.70	$9.65	$9.83	$9.80
Total Return*	(1.53)%		(0.33)%		2.07%	(0.59)%	1.70%	(2.01)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$93		$103		$82	$80	$100	$140
Ratio of gross operating expenses to average net assets (3)	1.63	% (4)	1.85%		1.76%	1.71%	1.76%	1.86%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.78	% (4)	0.57%		0.50%	0.51%	0.68%	0.87%
Portfolio Turnover Rate	12	% (5)	15%		37%	68%	42%	24%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:

3.40	% (4)	3.40%	3.40%	3.40%	3.40%	3.40%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.40	% (4)	1.69%	1.60%	1.71%	1.76%	1.86%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.93%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	Municipal Bond Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2018		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2017		2016		2015		2014		2013
Net Asset Value, Beginning of Period	$9.22		$9.83		$9.68		$9.80		$9.80		$10.18
Income (Loss) from Investment Operations:
Net investment income (1)	0.02		0.02		0.02		0.02		0.04		0.05
Net realized and unrealized gain (loss)	(0.29)		(0.23)		0.29		(0.07)		0.23		(0.37)
Total from investment operations	(0.27)		(0.21)		0.31		(0.05)		0.27		(0.32)
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.02)		(0.02)		(0.02)		(0.04)		(0.06)
Distributions from realized gains	—		(0.38)		(0.14)		(0.05)		(0.23)		—
Total dividends and distributions	(0.02)		(0.40)		(0.16)		(0.07)		(0.27)		(0.06)
Redemption Fees	—		—		—		—		—		—
Net Asset Value, End of Period	$8.93		$9.22		$9.83		$9.68		$9.80		$9.80
Total Return*	(2.89)%		(2.02)%		3.26%		(0.46)%		2.79%		(3.18)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1		$1		$10		$10		$48		$143
Ratio of gross operating expenses to average net assets (2)	4.47	% (4)	4.00%		3.34%		3.30%		3.10%		2.76%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.37	% (4)	0.20%		0.19%		0.25%		0.41%		0.54%
Portfolio Turnover Rate	0	% (5)	48%		142%		0%		21%		0%

	U.S. Government Money Market Portfolio - Class A Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2018		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2017		2016		2015		2014		2013
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—		—
Total from investment operations	0.00		0.00		0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.00)		(0.00)		(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.06%		0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$431		$275		$211		$245		$214		$133
Ratio of gross operating expenses to average net assets (3)	1.43	% (4)	1.40%		1.34%		1.33%		1.33%		1.38%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.15	% (4)	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.68	% (4)	1.65%	1.74%	2.27%	2.29%	2.27%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

1.03	% (4)	0.62%	0.23%	0.06%	0.05%	0.11%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Aggressive Balanced Allocation Portfolio- Class A Shares

	For the Period
	December 29,
	2017 (1) to
	February 28,
	2018
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)		(0.01)
Net realized and unrealized (loss)		(0.08)
Total from investment operations		(0.09)
Net Asset Value, End of Period	$9.91
Total Return*		(0.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.52	% (3,4)
Ratio of net operating expenses to average net assets	0.62	% (3,4)
Ratio of net investment (loss) after expense reimbursement/recoupment to average net assets	(0.20)	% (3,4)
Portfolio Turnover Rate	0	% (5)

	Conservative Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	February 28,
	2018
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)		(0.01)
Net realized and unrealized (loss)		(0.06)
Total from investment operations		(0.07)
Net Asset Value, End of Period	$9.93
Total Return*		(0.70)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	4.45	% (3,4)
Ratio of net operating expenses to average net assets	0.75	% (3,4)
Ratio of net investment (loss) after expense reimbursement/recoupment to average net assets	(0.20)	% (3,4)
Portfolio Turnover Rate	64	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderate Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	February 28,
	2018
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment (loss) (2)		(0.01)
Net realized and unrealized (loss)		(0.07)
Total from investment operations		(0.08)
Net Asset Value, End of Period	$9.92
Total Return *		(0.80)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	4.03	% (3,4)
Ratio of net operating expenses to average net assets	0.59	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	(0.20)	% (3,4)
Portfolio Turnover Rate	0	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class A Shares

	For the Period
	December 29,
	2017 (1) to
	February 28,
	2018
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss (2)		(0.01)
Net realized and unrealized (loss)		(0.17)
Total from investment operations		(0.18)
Net Asset Value, End of Period	$9.82
Total Return *		(1.80)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	4.38	% (3,4)
Ratio of net operating expenses to average net assets	0.62	% (3,4)
Ratio of net investment loss after expenses reimbursement/recoupment to average net assets	(0.20)	% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderately Conservative Balanced Allocation Portfolio- Class A Shares
	For the Period
	December 29,
	2017 (1) to
	February 28,
	2018
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)		(0.01)
Net realized and unrealized (loss)		(0.23)
Total from investment operations		(0.24)
Net Asset Value, End of Period	$9.76
Total Return *		(2.40)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	3.78	% (3,4)
Ratio of net operating expenses to average net assets	0.61	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	(0.20)	% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Macro Portfolio - Class A Shares (Consolidated) (1)
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	February 28,		August 31,	August 31,	August 31,	August 31,		August 31,
	2018 (Unaudited)		2017	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$9.16		$9.36	$10.18	$9.82	$10.18		$10.43
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.02		0.02	(0.11)	(0.07)	(0.07)		0.06
Net realized and unrealized gain (loss)	(0.02)		(0.22)	(0.59)	0.43	(0.19)		(0.12)
Total from investment operations	—		(0.20)	(0.70)	0.36	(0.26)		(0.06)
Dividends and Distributions:
Dividends from net investment income	—		—	(0.12)	—	(0.05)		(0.13)
Distributions from realized gains	—		—	—	—	(0.05)		(0.06)
Total dividends and distributions	—		—	(0.12)	—	(0.10)		(0.19)
Redemption Fees	—		—	— **	— **	—	**	—	**
Net Asset Value, End of Period	$9.16		$9.16	$9.36	$10.18	$9.82		$10.18
Total Return*	0.00%		(2.14)%	(6.96)%	3.67%	(2.57)%		(0.67)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$389		$569	$811	$1,810	$10,969		$19,805
Ratio of gross operating expenses to average net assets	2.58	% (5)	2.62%	2.12%	2.28%	2.26%		2.32%
Ratio of net operating expenses to average net assets	1.50	% (5)	1.50%	1.50%	1.50%	1.50%		1.50%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.55	% (5)	0.16%	(1.09)%	(0.65)%	(0.74)%		0.57%
Portfolio Turnover Rate	1	% (6)	83%	241%	118%	260%		579%

	James Alpha Global Real Estate Investments Portfolio - Class A Shares
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	February 28,		August 31,	August 31,	August 31,	August 31,		August 31,
	2018 (Unaudited)		2017	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$18.98		$19.03	$18.80	$21.46	$20.53		$21.86
Income (Loss) from Investment Operations:
Net investment income (2)	0.26		0.27	0.40	0.38	0.36		0.59
Net realized and unrealized gain (loss)	(0.44)		1.51	1.71	(1.04)	3.01		0.61	(4)
Total from investment operations	(0.18)		1.78	2.11	(0.66)	3.37		1.20
Dividends and Distributions:
Dividends from net investment income	(0.30)		(0.28)	(0.69)	(0.37)	(1.06)		(1.17)
Distributions from realized gains	(0.78)		(1.55)	(1.19)	(1.63)	(1.38)		(1.36)
Total dividends and distributions	(1.08)		(1.83)	(1.88)	(2.00)	(2.44)		(2.53)
Redemption Fees	—		—	— **	— **	—	**	—	**
Net Asset Value, End of Period	$17.72		$18.98	$19.03	$18.80	$21.46		$20.53
Total Return*	(1.11)%		10.27%	11.93%	(3.38)%	17.56%		5.18%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$92,970		$94,239	$101,868	$90,516	$160,884		$111,715
Ratio of gross operating expenses to average net assets	1.63	% (5)	1.93%	2.01%	1.98%	2.33	% (3)	2.75	% (3)
Ratio of net operating expenses to average net assets	1.63	% (5)	1.92%	1.99%	1.98%	2.33%		2.75%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	2.79	% (5)	1.46%	2.09%	1.89%	1.72%		3.30%
Portfolio Turnover Rate	104	% (6)	141%	149%	194%	219%		208%

(1)	The James Alpha Macro Portfolio was formerly known as the James Alpha Global Enhanced Real Return Portfolio.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	During the year ended August 31, 2014 and the year ended August 31, 2013, Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.04% and 2.09%, respectively, for the James Alpha Global Real Estate Investments Portfolio.

(4)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values of the Portfolio.

(5)	Annualized for periods less than one year.

(6)	Not annualized

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class A Shares
					For the Period
	Six Months Ended				September 29,
	February 28,		Year Ended	Year Ended	2014 (1) to
	2018		August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015
Net Asset Value, Beginning of Period	$8.85		$9.07	$9.43	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.03)		(0.02)	0.05	(0.01)
Net realized and unrealized gain (loss)	0.27		0.16	(0.29)	(0.38)
Total from investment operations	0.24		0.14	(0.24)	(0.39)
Dividends and Distributions:
Dividends from net investment income	(0.16)		—	—	—
Distributions from realized gains	—		(0.20)	(0.08)	(0.18)
Distributions from return of capital	—		(0.16)	(0.04)	—
Total dividends and distributions	(0.16)		(0.36)	(0.12)	(0.18)
Redemption Fees	—		—	—	—
Net Asset Value, End of Period	$8.93		$8.85	$9.07	$9.43
Total Return*	2.70%		1.53%	(2.42)%	(4.00)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$78		$99	$102	$25
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5)	4.00	% (3)	4.03%	3.79%	4.01	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6)	3.44	% (3)	3.51%	3.28%	3.24	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (6)	(0.47	)% (3)	(0.25)%	0.52%	(0.11	)% (3)
Portfolio Turnover Rate	82	% (4)	118%	124%	135	% (4)

	James Alpha Managed Risk Domestic Equity Portfolio - Class A Shares
					For the Period
	Six Months Ended				July 31,
	February 28,		Year Ended	Year Ended	2015 (1) to
	2018		August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015
Net Asset Value, Beginning of Period	$10.33		$9.94	$9.58	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.03)		(0.08)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	0.34		0.46	0.49	(0.40)
Total from investment operations	0.31		0.38	0.39	(0.42)
Dividends and Distributions:
Dividends from net investment income	(0.23)		—	(0.03)	—
Total dividends and distributions	(0.23)		—	(0.03)	—
Redemption Fees	—		0.01	— **	—	**
Net Asset Value, End of Period	$10.41		$10.33	$9.94	$9.58
Total Return*	3.05%		3.92%	4.09%	(4.20)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$247		$373	$850	$101
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (7,9)	2.34	% (3)	3.20%	2.57%	5.11	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (8,9)	2.34	% (3)	2.67%	2.57%	2.47	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(0.59	)% (3)	(0.81)%	(0.98)%	(2.47	)% (3)
Portfolio Turnover Rate	39	% (4)	11%	7%	0	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	3.30	% (3)	3.27%	3.26%	3.63%

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	2.75	% (3)	2.75%	2.75%	2.75%

(7)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	2.30	% (3)	2.98%	2.45%	5.09%

(8)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	2.30	% (3)	2.45%	2.45%	2.45%

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class A Shares
								For the Period
			Six Months Ended					July 31,
			February 28,		Year Ended		Year Ended	2015 (1) to
			2018		August 31,		August 31,	August 31,
			(Unaudited)		2017		2016	2015
Net Asset Value, Beginning of Period			$10.18		$9.50		$9.41	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)			0.02		(0.13)		(0.04)	(0.02)
Net realized and unrealized gain (loss)			0.19		0.81		0.26	(0.57)
Total from investment operations			0.21		0.68		0.22	(0.59)
Dividends and Distributions:
Dividends from net investment income			(0.72)		—		(0.07)	—
Distributions from realized gains			—		—		(0.06)	—
Total dividends and distributions			(0.72)		—		(0.13)	—
Redemption Fees			—		—		— **	—
Net Asset Value, End of Period			$9.67		$10.18		$9.50	$9.41
Total Return*			2.10%		7.16%		2.36%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)			$139		$183		$167	$87
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,7)			2.65	% (3)	2.76%		2.61%	7.44	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,7)			2.65	% (3)	2.70%		2.53%	2.46	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)			(0.09	)% (3)	(1.33)%		(0.42)%	(2.46	)% (3)
Portfolio Turnover Rate			55	% (4)	152%		15%	0	% (4)

	James Alpha Hedged High Income Portfolio - Class A Shares
								For the Period
	Six Months Ended				For the Fiscal			January 1,
	February 28,		Year Ended		Period Ended		Year Ended	2014 (1) to
	2018		August 31,		August 31,		October 31,	October 31,
	(Unaudited)		2017		2016		2015	2014
Net Asset Value, Beginning of Period	$9.46		$9.10		$9.16		$9.86	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.21		0.43		0.35		0.54	0.36
Net realized and unrealized (loss)	(0.02)		0.32		(0.08)		(0.67)	(0.14)
Total from investment operations	0.19		0.75		0.27		(0.13)	0.22
Dividends and Distributions:
Dividends from net investment income	(0.18)		(0.39)		(0.33)		(0.53)	(0.36)
Distributions from realized gains	—		—		—		(0.04)	—
Total dividends and distributions	(0.18)		(0.39)		(0.33)		(0.57)	(0.36)
Net Asset Value, End of Period	$9.47		$9.46		$9.10		$9.16	$9.86
Total Return*	2.01%		8.43%		3.16%		(1.32)%	2.13%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,308		$1,308		$1,222		$3,090	$4,190
Ratio of gross operating expenses to average net assets (7)	2.65	% (3)	3.12%		3.69	% (3)	3.35%	3.64	% (3)
Ratio of net operating expenses to average net assets (7)	2.39	% (3)	2.39%		2.39	% (3)	2.60%	2.39	% (3)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets (7)	4.43	% (3)	4.68%		3.88	% (3)	5.66%	4.33	% (3)
Portfolio Turnover Rate	16	% (4)	106%		66	% (4)	91%	108	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

2.50	% (3)	2.50%	2.46%	7.43	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

2.45	% (3)	2.45%	2.38%	2.45	% (3)

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	Large Cap Value Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.93		$17.66	$18.63	$19.63	$14.58	$11.86
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)		(0.13)	(0.10)	(0.12)	(0.17)	(0.08)
Net realized and unrealized gain (loss)	(0.19)		2.40	(0.42)	(0.88)	5.22	2.80
Total from investment operations	(0.28)		2.27	(0.52)	(1.00)	5.05	2.72
Dividends and Distributions:
Distributions from realized gains	(1.80)		—	(0.45)	—	—	—
Total dividends and distributions	(1.80)		—	(0.45)	—	—	—
Redemption Fees	—		—	—	—	— **	—
Net Asset Value, End of Period	$17.85		$19.93	$17.66	$18.63	$19.63	$14.58
Total Return*	(1.65)%		12.85%	(2.72)%	(5.09)%	34.64%	22.93%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$686		$727	$1,285	$1,257	$1,047	$721
Ratio of gross operating expenses to average net assets (2)	2.24	% (4)	2.26%	2.24%	2.17%	2.21%	2.35%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.89	)% (4)	(0.71)%	(0.57)%	(0.60)%	(0.94)%	(0.56)%
Portfolio Turnover Rate	64	% (5)	65%	79%	101%	104%	73%

	Large Cap Growth Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.98		$21.36	$22.36	$22.24	$18.75	$15.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)		(0.19)	(0.03)	(0.17)	(0.15)	(0.11)
Net realized and unrealized gain	2.69		2.83	1.75	1.63	4.42	3.38
Total from investment operations	2.59		2.64	1.72	1.46	4.27	3.27
Dividends and Distributions:
Dividends from net investment income	—		(0.13)	—	—	—	—
Distributions from realized gains	(1.55)		(4.89)	(2.72)	(1.34)	(0.78)	(0.27)
Total dividends and distributions	(1.55)		(5.02)	(2.72)	(1.34)	(0.78)	(0.27)
Redemption Fees	—		—	—	— **	— **	— **
Net Asset Value, End of Period	$20.02		$18.98	$21.36	$22.36	$22.24	$18.75
Total Return*	13.98%		15.96%	7.82%	6.57%	23.08%	21.03%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,501		$8,844	$4,321	$3,596	$2,646	$1,452
Ratio of gross operating expenses to average net assets (3)	2.16	% (4)	2.21%	2.22%	2.17%	2.20%	2.35%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.97	)% (4)	(1.01)%	(0.15)%	(0.74)%	(0.72)%	(0.65)%
Portfolio Turnover Rate	29	% (5)	97%	160%	27%	14%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:

2.24	% (4)	2.26%	2.24%	2.17%	2.12%	2.26%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

2.16	% (4)	2.21%	2.22%	2.17%	2.20%	2.34%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	Mid Capitalization Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.96		$10.33	$11.40	$13.08	$11.84	$9.17
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)		(0.06)	(0.11)	(0.14)	(0.19)	(0.11)
Net realized and unrealized gain (loss)	0.65		0.59	(0.38)	0.57	2.92	2.78
Total from investment operations	0.60		0.53	(0.49)	0.43	2.73	2.67
Dividends and Distributions:
Distributions from realized gains	(0.95)		(0.90)	(0.58)	(2.11)	(1.49)	—
Total dividends and distributions	(0.95)		(0.90)	(0.58)	(2.11)	(1.49)	—
Redemption Fees	—		—	— **	—	—	—
Net Asset Value, End of Period	$9.61		$9.96	$10.33	$11.40	$13.08	$11.84
Total Return*	6.10%		5.43%	(4.11)%	3.69%	24.51%	29.12%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$889		$989	$1,165	$963	$457	$353
Ratio of gross operating expenses to average net assets (2)	2.59	% (4)	2.61%	2.61%	2.41%	2.47%	2.66%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.92	)% (4)	(0.62)%	(1.12)%	(1.17)%	(1.54)%	(1.00)%
Portfolio Turnover Rate	19	% (5)	43%	54%	38%	57%	57%

	Small Cap Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.20		$2.77	$6.10	$7.05	$7.44	$6.25
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)		(0.06)	(0.05)	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	0.26		0.49	(0.01)	(0.56)	1.20	1.27
Total from investment operations	0.24		0.43	(0.06)	(0.65)	1.11	1.19
Dividends and Distributions:
Distributions from realized gains	—		—	(3.27)	(0.30)	(1.50)	—
Total dividends and distributions	—		—	(3.27)	(0.30)	(1.50)	—
Redemption Fees	—		—	—	—	—	—
Net Asset Value, End of Period	$3.44		$3.20	$2.77	$6.10	$7.05	$7.44
Total Return*	7.50%		15.52%	0.69%	(9.58)%	15.89%	19.04%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$217		$215	$498	$381	$393	$339
Ratio of gross operating expenses to average net assets (3)	2.66	% (4)	2.95%	2.81%	2.32%	2.35%	2.60%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.20	)% (4)	(1.88)%	(1.62)%	(1.31)%	(1.26)%	(1.14)%
Portfolio Turnover Rate	62	% (5)	127%	112%	117%	32%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

2.59	% (4)	2.61%	2.61%	2.41%	2.47%	2.66%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:

2.66	% (4)	2.95%	2.81%	2.32%	2.35%	2.60%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	International Equity Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$9.49		$8.50	$8.76	$10.47		$9.61	$8.38
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)		(0.08)	(0.02)	(0.10)		(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.46		1.07	(0.24)	(1.61)		1.07	1.29
Total from investment operations	0.36		0.99	(0.26)	(1.71)		1.00	1.23
Dividends and Distributions:
Dividends from net investment income	—		—	—	—		(0.14)	—
Total dividends and distributions	—		—	—	—		(0.14)	—
Redemption Fees	—		—	— **	—		—	— **
Net Asset Value, End of Period	$9.85		$9.49	$8.50	$8.76		$10.47	$9.61
Total Return*	3.79%		11.65%	(2.97)%	(16.33)%		10.48%	14.68%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$131		$153	$322	$257		$187	$138
Ratio of gross operating expenses to average net assets (2)	4.04	% (5)	4.20%	3.81%	3.27	% (3)	3.29%	4.08%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(2.05	)% (5)	(0.91)%	(0.30)%	(1.05)%		(0.72)%	(0.67)%
Portfolio Turnover Rate	18	% (6)	69%	125%	126%		125%	122%

	Health & Biotechnology Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$23.40		$25.91	$27.59	$27.47		$23.09	$18.60
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.16)		(0.30)	(0.30)	(0.29)		(0.30)	(0.24)
Net realized and unrealized gain (loss)	0.32		0.90	1.67	3.13		6.26	4.73
Total from investment operations	0.16		0.60	1.37	2.84		5.96	4.49
Dividends and Distributions:
Distributions from realized gains	(4.24)		(3.11)	(3.05)	(2.72)		(1.58)	—
Total dividends and distributions	(4.24)		(3.11)	(3.05)	(2.72)		(1.58)	—
Redemption Fees	—		—	—	—	**	— **	—
Net Asset Value, End of Period	$19.32		$23.40	$25.91	$27.59		$27.47	$23.09
Total Return*	0.65%		3.40%	5.42%	10.53%		26.74%	24.14%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,463		$2,612	$2,669	$2,360		$2,180	$1,906
Ratio of gross operating expenses to average net assets (4)	2.95	% (5)	2.93%	2.90%	2.81%		2.98%	3.20%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.46	)% (5)	(1.29)%	(1.17)%	(1.03)%		(1.15)%	(1.13)%
Portfolio Turnover Rate	11	% (6)	12%	19%	15%		14%	6%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:

3.90	% (5)	3.90%	3.81%	3.47%	3.29%	3.89%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.27% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.95	% (5)	2.93%	2.90%	2.81%	2.97%	3.20%

(5)	Annualized for periods less than one year.

(6)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	Technology & Communications Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$15.78		$14.26	$14.05	$16.26		$14.14	$12.65
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.12)		(0.21)	(0.11)	(0.19)		(0.25)	(0.18)
Net realized and unrealized gain (loss)	2.67		3.23	2.22	0.51		3.25	1.77
Total from investment operations	2.55		3.02	2.11	0.32		3.00	1.59
Dividends and Distributions:
Distributions from realized gains	(1.59)		(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Total dividends and distributions	(1.59)		(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Redemption Fees	—		—	— **	—	**	— **	— **
Net Asset Value, End of Period	$16.74		$15.78	$14.26	$14.05		$16.26	$14.14
Total Return*	16.90%		22.80%	16.54%	1.71%		21.78%	12.64%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,759		$8,425	$6,879	$6,378		$6,901	$5,881
Ratio of gross operating expenses to average net assets (2)	2.77	% (5)	2.80%	2.84%	2.80%		2.87%	2.91%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.46	)% (5)	(1.44)%	(0.84)%	(1.28)%		(1.62)%	(1.35)%
Portfolio Turnover Rate	0	% (6)	16%	37%	31%		25%	33%

	Energy & Basic Materials Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,		August 31,	August 31,
	(Unaudited)		2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$9.23		$8.79	$9.19	$14.46		$12.52	$10.94
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)		(0.11)	(0.07)	(0.22)		(0.29)	(0.23)
Net realized and unrealized gain (loss)	1.01		0.55	(0.33)	(5.05)		2.23	1.81
Total from investment operations	0.92		0.44	(0.40)	(5.27)		1.94	1.58
Dividends and Distributions:
Dividends from net investment income	—		—	—	—		—	—
Total dividends and distributions	—		—	—	—		—	—
Redemption Fees	—		—	—	—		— **	—
Net Asset Value, End of Period	$10.15		$9.23	$8.79	$9.19		$14.46	$12.52
Total Return*	9.97%		5.01%	(4.35)%	(36.45)%		15.49%	14.44%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$54		$66	$129	$121		$168	$240
Ratio of gross operating expenses to average net assets (3)	4.71	% (5)	4.54%	4.58%	3.86	% (4)	3.62%	4.03%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.71	)% (5)	(1.20)%	(0.78)%	(1.94)%		(2.14)%	(1.93)%
Portfolio Turnover Rate	23	% (6)	54%	134%	129%		114%	30%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.77	% (5)	2.80%	2.84%	2.80%	2.86%	2.90%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

4.00	% (5)	4.00%	4.00%	3.91%	3.61%	4.00%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

(5)	Annualized for periods less than one year.

(6)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	Financial Services Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.78		$7.47		$7.32	$7.64	$6.62	$5.39
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)		(0.18)		(0.14)	(0.17)	(0.16)	(0.12)
Gain from trade error	—		0.11		—	—	—	—
Net realized and unrealized gain (loss)	1.54		1.38		0.29	(0.15)	1.18	1.35
Total from investment operations	1.43		1.31		0.15	(0.32)	1.02	1.23
Redemption Fees	—		—		— **	—	—	—
Net Asset Value, End of Period	$10.21		$8.78		$7.47	$7.32	$7.64	$6.62
Total Return*	16.29%		17.54	% +	2.05%	(4.19)%	15.41%	22.82%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$72		$64		$124	$104	$43	$34
Ratio of gross operating expenses to average net assets (2)	4.40	% (4)	4.73%		4.81%	4.61%	4.89%	6.80%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(2.27	)% (4)	(2.13)%		(1.91)%	(2.18)%	(2.15)%	(1.90)%
Portfolio Turnover Rate	35	% (5)	55%		73%	20%	18%	19%

	Investment Quality Bond Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.58		$9.70		$9.66	$9.83	$9.81	$10.24
Income (Loss) from Investment Operations:
Net investment income (1)	0.03		0.03		0.03	0.01	0.01	0.03
Net realized and unrealized gain (loss)	(0.18)		(0.09)		0.13	(0.10)	0.09	(0.29)
Total from investment operations	(0.15)		(0.06)		0.16	(0.09)	0.10	(0.26)
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.02)		(0.03)	(0.01)	(0.01)	(0.03)
Distributions from realized gains	(0.07)		(0.04)		(0.09)	(0.07)	(0.07)	(0.14)
Total dividends and distributions	(0.08)		(0.06)		(0.12)	(0.08)	(0.08)	(0.17)
Redemption Fees	—		—		—	—	—	— **
Net Asset Value, End of Period	$9.35		$9.58		$9.70	$9.66	$9.83	$9.81
Total Return*	(1.55)%		(0.58)%		1.70%	(0.88)%	1.07%	(2.54)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$354		$376		$420	$392	$330	$315
Ratio of gross operating expenses to average net assets (3)	1.80	% (4)	2.46%		2.36%	2.31%	2.36%	2.44%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.62	% (4)	0.37%		0.31%	0.12%	0.15%	0.29%
Portfolio Turnover Rate	12	% (5)	15%		37%	68%	42%	24%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:

4.00	% (4)	4.00%	4.00%	4.00%	4.00%	4.00%

(3) Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.56	% (4)	1.95%	1.86%	2.11%	2.27%	2.44%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.06%.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	Municipal Bond Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2018		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2017		2016		2015		2014		2013
Net Asset Value, Beginning of Period	$9.26		$9.84		$9.69		$9.82		$9.82		$10.20
Income (Loss) from Investment Operations:
Net investment income (1)	—		0.01		0.01		0.01		0.01		0.01
Net realized and unrealized gain (loss)	(0.28)		(0.20)		0.29		(0.08)		0.23		(0.38)
Total from investment operations	(0.28)		(0.19)		0.30		(0.07)		0.24		(0.37)
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.01)		(0.01)		(0.01)		(0.01)		(0.01)
Distributions from realized gains	—		(0.38)		(0.14)		(0.05)		(0.23)		—
Total dividends and distributions	(0.00)		(0.39)		(0.15)		(0.06)		(0.24)		(0.01)
Redemption Fees	—		—		—		—		—	**	—	**
Net Asset Value, End of Period	$8.98		$9.26		$9.84		$9.69		$9.82		$9.82
Total Return*	(2.97)%		(1.81)%		3.17%		(0.67)%		2.49%		(3.64)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$210		$229		$241		$298		$183		$175
Ratio of gross operating expenses to average net assets (2)	4.99	% (4)	4.59%		3.95%		4.02%		3.66%		3.48%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.10	% (4)	0.13%		0.09%		0.11%		0.11%		0.10%
Portfolio Turnover Rate	0	% (5)	48%		142%		0%		21%		0%

	U.S. Government Money Market Portfolio - Class C Shares
	Six Months Ended
	February 28,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2018		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2017		2016		2015		2014		2013
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—		—
Total from investment operations	—	**	—	**	0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.06%		0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$596		$524		$551		$1,604		$241		$259
Ratio of gross operating expenses to average net assets (3)	2.03	% (4)	2.00%		1.91%		2.01%		1.93%		1.99%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.14	% (4)	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:

2.10	% (4)	1.73%	1.85%	2.33%	2.58%	2.75%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

1.03	% (4)	0.61%	0.21%	0.06%	0.05%	0.12%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Aggressive Balanced Allocation Portfolio - Class C Shares
	For the Period
	December 29,
	2017 (1) to
	February 28,
	2018
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)		(0.01)
Net realized and unrealized gain (loss)		(0.08)
Total from investment operations		(0.09)
Net Asset Value, End of Period	$9.91
Total Return*		(0.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	4.27	% (3,4)
Ratio of net operating expenses to average net assets	1.37	% (3,4)
Ratio of net investment (loss) after expense reimbursement/recoupment to average net assets	(0.20	)% (3,4)
Portfolio Turnover Rate	0	% (5)

	Conservative Balanced Allocation Portfolio - Class C Shares
	For the Period
	December 29,
	2017 (1) to
	February 28,
	2018
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)		(0.01)
Net realized and unrealized (loss)		(0.06)
Total from investment operations		(0.07)
Net Asset Value, End of Period	$9.93
Total Return*		(0.70)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	5.20	% (3,4)
Ratio of net operating expenses to average net assets	1.50	% (3,4)
Ratio of net investment (loss) after expense reimbursement/recoupment to average net assets	(0.20	)% (3,4)
Portfolio Turnover Rate	64	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderate Balanced Allocation Portfolio - Class C Shares
	For the Period
	December 29,
	2017 (1) to
	February 28,
	2018
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment (loss) (2)		(0.01)
Net realized and unrealized (loss)		(0.07)
Total from investment operations		(0.08)
Net Asset Value, End of Period	$9.92
Total Return *		(0.80)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	4.78	% (3,4)
Ratio of net operating expenses to average net assets	1.34	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	(0.20	)% (3,4)
Portfolio Turnover Rate	0	% (5)

	Moderately Aggressive Balanced Allocation Portfolio - Class C Shares
	For the Period
	December 29,
	2017 (1) to
	February 28,
	2018
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment (loss) (2)		(0.01)
Net realized and unrealized (loss)		(0.17)
Total from investment operations		(0.18)
Net Asset Value, End of Period	$9.82
Total Return *		(1.80)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	5.13	% (3,4)
Ratio of net operating expenses to average net assets	1.37	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	(0.20	)% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	Moderately Conservative Balanced Allocation Portfolio - Class C Shares
	For the Period
	December 29,
	2017 (1) to
	February 28,
	2018
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)		(0.01)
Net realized and unrealized (loss)		(0.23)
Total from investment operations		(0.24)
Net Asset Value, End of Period	$9.76
Total Return *		(2.40)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	^
Ratio of gross operating expenses to average net assets	4.53	% (3,4)
Ratio of net operating expenses to average net assets	1.36	% (3,4)
Ratio of net investment (loss) after expenses reimbursement/recoupment to average net assets	(0.20	)% (3,4)
Portfolio Turnover Rate	0	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Does not include the expenses of exchange traded funds in which the Fund invests.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Net assets at end of period less than $1,000.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Macro Portfolio - Class C Shares (Consolidated)
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$8.80		$9.06	$9.96	$9.68	$10.07	$10.38
Income (Loss) from Investment Operations:
Net investment (loss) (1)	(0.00	) **	(0.05)	(0.18)	(0.14)	(0.15)	(0.02)
Net realized and unrealized gain (loss)	(0.03)		(0.21)	(0.58)	0.42	(0.18)	(0.13)
Total from investment operations	(0.03)		(0.26)	(0.76)	0.28	(0.33)	(0.15)
Dividends and Distributions:
Dividends from net investment income	—		—	(0.14)	—	(0.01)	(0.10)
Distributions from realized gains	—		—	—	—	(0.05)	(0.06)
Total dividends and distributions	—		—	(0.14)	—	(0.06)	(0.16)
Redemption Fees	—		— **	— **	— **	— **	—	**
Net Asset Value, End of Period	$8.77		$8.80	$9.06	$9.96	$9.68	$10.07
Total Return*	(0.34)%		(2.87)%	(7.70)%	2.89%	(3.24)%	(1.46)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$779		$862	$1,676	$2,082	$2,201	$2,859
Ratio of gross operating expenses to average net assets	3.32	% (4)	3.37%	2.87%	3.01%	2.99%	3.06%
Ratio of net operating expenses to average net assets	2.25	% (4)	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment (loss) after expense reimbursement/recoupment to average net assets	(0.06)	% (4)	(0.57)%	(1.82)%	(1.42)%	(1.51)%	(0.18)%
Portfolio Turnover Rate	1	% (5)	83%	241%	118%	260%	579%

	James Alpha Global Real Estate Investments Portfolio - Class C Shares
	Six Months
	Ended
	February 28,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2018		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.13		$19.15	$18.89	$21.56	$20.54	$21.83
Income (Loss) from Investment Operations:
Net investment (loss) (1)	0.19		0.13	0.25	0.24	0.27	0.55
Net realized and unrealized gain (loss)	(0.44)		1.54	1.74	(1.05)	3.04	0.58	(3)
Total from investment operations	(0.25)		1.67	1.99	(0.81)	3.31	1.13
Dividends and Distributions:
Dividends from net investment income	(0.23)		(0.14)	(0.54)	(0.23)	(0.91)	(1.06)
Distributions from realized gains	(0.78)		(1.55)	(1.19)	(1.63)	(1.38)	(1.36)
Total dividends and distributions	(1.01)		(1.69)	(1.73)	(1.86)	(2.29)	(2.42)
Redemption Fees	—		— **	— **	— **	— **	—	**
Net Asset Value, End of Period	$17.87		$19.13	$19.15	$18.89	$21.56	$20.54
Total Return*	(1.49)%		9.56%	11.19%	(4.07)%	17.18%	4.85%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$73,340		$73,602	$75,858	$74,140	$64,588	$33,541
Ratio of gross operating expenses to average net assets	2.38	% (4)	2.68%	2.76%	2.74%	2.79%	2.98	% (2)
Ratio of net operating expenses to average net assets	2.37	% (4)	2.61%	2.67%	2.67%	2.67%	2.98%
Ratio of net investment (loss) after expense reimbursement/recoupment to average net assets	2.03	% (4)	0.73%	1.35%	1.16%	1.30%	2.59%
Portfolio Turnover Rate	104	% (5)	141%	149%	194%	219%	208%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(2)	During the year ended August 31, 2013, Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.85% for the James Alpha Global Real Estate Investments Portfolio.

(3)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Annualized for periods less than one year.

(5)	Not annualized

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class C Shares
						For the Period
	Six Months Ended					September 29,
	February 28,		Year Ended	Year Ended		2014 (1) to
	2018		August 31,	August 31,		August 31,
	(Unaudited)		2017	2016		2015
Net Asset Value, Beginning of Period	$8.69		$8.96	$9.37		$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)	(0.06)		(0.09)	(0.03)		(0.09)
Net realized and unrealized (loss)	0.25		0.17	(0.27)		(0.36)
Total from investment operations	0.19		0.08	(0.30)		(0.45)
Dividends and Distributions:
Dividends from net investment income	(0.12)		—	(0.00	) **	—
Distributions from realized gains	—		(0.20)	(0.08)		(0.18)
Distributions from return of capital	—		(0.15)	(0.03)		—
Total dividends and distributions	(0.12)		(0.35)	(0.11)		(0.18)
Redemption Fees	—		— **	—	**	—
Net Asset Value, End of Period	$8.76		$8.69	$8.96		$9.37
Total Return *	2.24%		0.79%	(3.11)%		(4.61)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$284		$318	$350		$182
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (4,9)	4.75	% (3)	4.79%	4.50%		4.76	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (5,9)	4.19	% (3)	4.26%	3.99%		3.98	% (3)
Ratio of net investment income (loss) (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(1.33	)% (3)	(1.03)%	(0.35)%		(0.93	)% (3)
Portfolio Turnover Rate	82	% (8)	118%	124%		135	% (8)

	James Alpha Managed Risk Domestic Equity Portfolio - Class C Shares
						For the Period
	Six Months Ended					July 31,
	February 28,		Year Ended	Year Ended		2015 (1) to
	2018		August 31,	August 31,		August 31,
	(Unaudited)		2017	2016		2015
Net Asset Value, Beginning of Period	$10.21		$9.89	$9.59		$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)	(0.08)		(0.15)	(0.17)		(0.01)
Net realized and unrealized gain (loss)	0.35		0.46	0.48		(0.40)
Total from investment operations	0.27		0.31	0.31		(0.41)
Dividends and Distributions:
Dividends from net investment income	(0.17)		—	(0.01)		—
Total dividends and distributions	(0.17)		—	(0.01)		—
Redemption Fees	—		0.01	—	**	—
Net Asset Value, End of Period	$10.31		$10.21	$9.89		$9.59

Total Return *	2.63%		3.24%	3.20%		(4.10)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$340		$307	$418		$10	(10)
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (6,9)	3.06	% (3)	3.94%	3.30%		5.86	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (7,9)	3.06	% (3)	3.42%	3.34%		3.22	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (9)	(1.47	)% (3)	(1.52)%	(1.72)%		(3.22	)% (3)
Portfolio Turnover Rate	39	% (8)	11%	7%		0	% (8)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

4.05	% (3)	4.03%	4.01%	4.38	% (3)

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:

3.50	% (3)	3.50%	3.50%	3.50	% (3)

(6)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

3.01	% (3)	3.72%	3.24%	5.84	% (3)

(7)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:

3.01	% (3)	3.20%	3.20%	3.20	% (3)

(8)	Not annualized

(9)	Does not include the expenses of exchange traded funds in which the Fund invests.

(10)	Actual dollar amount

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class C Shares
					For the Period
	Six Months Ended				July 31,
	February 28,		Year Ended	Year Ended	2015 (1) to
	2018		August 31,	August 31,	August 31,
	(Unaudited)		2017	2016	2015
Net Asset Value, Beginning of Period	$10.06		$9.46	$9.41	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) (2)	(0.02)		(0.20)	(0.11)	(0.02)
Net realized and unrealized gain (loss)	0.19		0.80	0.27	(0.57)
Total from investment operations	0.17		0.60	0.16	(0.59)
Dividends and Distributions:
Dividends from net investment income	(0.65)		—	(0.05)	—
Distributions from realized gains	—		—	(0.06)	—
Total dividends and distributions	(0.65)		—	(0.11)	—
Redemption Fees	—		—	— **	—
Net Asset Value, End of Period	$9.58		$10.06	$9.46	$9.41
Total Return *	1.75%		6.34%	1.69%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$129		$132	$114	$9
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (5,7)	3.36	% (3)	3.50%	3.25%	8.19	% (3)
Ratio of net operating expenses (including dividend and interest expense) to average net assets (6,7)	3.36	% (3)	3.45%	3.24%	3.21	% (3)
Ratio of net investment loss (including dividend and interest expense) after expenses reimbursement/recoupment to average net assets (7)	(0.42	)% (3)	(2.13)%	(1.22)%	(3.21	)% (3)
Portfolio Turnover Rate	55	% (4)	152%	15%	0	% (4)

	James Alpha Hedged High Income Portfolio - Class C Shares
							For the Period
	Six Months Ended			For the Fiscal			January 1,
	February 28,		Year Ended	Period Ended		Year Ended	2014 (1) to
	2018		August 31,	August 31,		October 31,	October 31,
	(Unaudited)		2017	2016		2015	2014
Net Asset Value, Beginning of Period	$9.45		$9.10	$9.16		$9.85	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.18		0.38	0.29		0.48	0.31
Net realized and unrealized (loss)	(0.02)		0.32	(0.06)		(0.67)	(0.16)
Total from investment operations	0.16		0.70	0.23		(0.19)	0.15
Dividends and Distributions:
Total dividends and distributions	(0.15)		(0.35)	(0.29)		(0.50)	(0.30)
Redemption Fees	—		—	—		— **	—
Net Asset Value, End of Period	$9.46		$9.45	$9.10		$9.16	$9.85
Total Return*	1.66%		7.76%	2.61%		(1.90)%	1.51%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$717		$717	$577		$720	$1,587
Ratio of gross operating expenses to average net assets (5,7)	3.33	% (3)	3.75%	4.40	% #	4.04%	4.25	% (3)
Ratio of net operating expenses to average net assets (6,7)	2.99	% (3)	2.99%	2.99	% #	2.99%	2.99	% (3)
Ratio of net investment income after expenses reimbursement/recoupment to average net assets	3.77	% (3)	4.06%	3.89	% #	4.98%	3.70	% (3)
Portfolio Turnover Rate	16	% (4)	106%	66	% #	91%	108	% (4)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

3.20	% (3)	3.25%	3.02%	8.18	% (3)

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Emerging Markets Equity Portfolio:

3.20	% (3)	3.20%	3.01%	3.20	% (3)

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from September 1, 2017, through February 28, 2018.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value -9/1/2017	Value - 2/28/2018	9/1/2017 - 2/28/2018*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,034.80	$6.23	1.24%
Large Capitalization Value – Class A	1,000.00	1,032.80	8.24	1.63%
Large Capitalization Value – Class C	1,000.00	1,030.00	11.25	2.24%
Large Capitalization Growth – Class I	1,000.00	1,049.80	5.90	1.16%
Large Capitalization Growth – Class A	1,000.00	1,102.90	8.14	1.56%
Large Capitalization Growth – Class C	1,000.00	1,099.70	11.25	2.16%
Mid Capitalization – Class I	1,000.00	999.20	7.87	1.59%
Mid Capitalization – Class A	1,000.00	996.60	9.84	1.99%
Mid Capitalization – Class C	1,000.00	993.00	12.79	2.59%
Small Capitalization – Class I	1,000.00	1,047.20	8.44	1.66%
Small Capitalization – Class A	1,000.00	1,045.70	10.46	2.06%
Small Capitalization – Class C	1,000.00	1,039.00	13.46	2.66%
International Equity – Class I	1,000.00	1,082.40	14.97	2.90%
International Equity – Class A	1,000.00	1,081.00	17.03	3.30%
International Equity – Class C	1,000.00	1,077.20	20.09	3.90%
Health & Biotechnology – Class I	1,000.00	1,012.00	9.70	1.94%
Health & Biotechnology – Class A	1,000.00	1,010.00	11.69	2.35%
Health & Biotechnology – Class C	1,000.00	1,006.90	14.66	2.95%
Technology & Communications – Class I	1,000.00	1,082.80	9.13	1.77%
Technology & Communications – Class A	1,000.00	1,080.30	11.18	2.17%
Technology & Communications – Class C	1,000.00	1,077.10	14.25	2.77%
Energy & Basic Materials – Class I	1,000.00	1,105.30	15.66	3.00%
Energy & Basic Materials – Class A	1,000.00	1,103.00	17.73	3.40%
Energy & Basic Materials – Class C	1,000.00	1,099.70	20.82	4.00%
Financial Services – Class I	1,000.00	1,006.70	14.93	3.00%
Financial Services – Class A	1,000.00	1,005.10	16.90	3.40%
Financial Services – Class C	1,000.00	1,001.10	19.85	4.00%
Investment Quality Bond – Class I	1,000.00	1,005.70	6.12	1.23%
Investment Quality Bond – Class A	1,000.00	1,003.70	6.94	1.40%
Investment Quality Bond – Class C	1,000.00	1,002.10	7.76	1.56%
Municipal Bond – Class I	1,000.00	972.20	8.00	1.64%
Municipal Bond – Class A	1,000.00	971.10	8.19	1.68%
Municipal Bond – Class C	1,000.00	970.30	10.25	2.10%
U.S. Government Money Market – Class I	1,000.00	1,000.60	5.10	1.03%
U.S. Government Money Market – Class A	1,000.00	1,000.60	5.10	1.03%
U.S. Government Money Market – Class C	1,000.00	1,000.60	5.10	1.03%

SUPPLEMENTAL INFORMATION (Unaudited) ( Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value -9/1/2017	Value - 2/28/2018	9/1/2017 - 2/28/2018*	[Annualized]
Actual Expenses - Table 2: (Continued)
Aggressive Balanced Allocation - Class I **	1,000.00	991.00	2.28	0.37%
Aggressive Balanced Allocation - Class A **	1,000.00	991.00	1.03	0.62%
Aggressive Balanced Allocation - Class C **	1,000.00	991.00	0.61	1.37%
Conservative Balanced Allocation - Class I **	1,000.00	993.00	0.83	0.50%
Conservative Balanced Allocation - Class A **	1,000.00	993.00	1.25	0.75%
Conservative Balanced Allocation - Class C **	1,000.00	993.00	2.50	1.50%
Moderate Balanced Allocation - Class I **	1,000.00	992.00	0.57	0.34%
Moderate Balanced Allocation - Class A **	1,000.00	992.00	0.98	0.59%
Moderate Balanced Allocation - Class C **	1,000.00	992.00	2.23	1.34%
Moderately Aggressive Balanced Allocation - Class I **	1,000.00	982.00	0.61	0.37%
Moderately Aggressive Balanced Allocation - Class A **	1,000.00	982.00	1.03	0.62%
Moderately Aggressive Balanced Allocation - Class C **	1,000.00	982.00	2.27	1.37%
Moderately Conservative Balanced Allocation - Class I **	1,000.00	976.00	0.60	0.36%
Moderately Conservative Balanced Allocation - Class A **	1,000.00	976.00	1.01	0.61%
Moderately Conservative Balanced Allocation - Class C **	1,000.00	976.00	2.25	1.36%
James Alpha Macro - Class A	1,000.00	1,000.00	7.44	1.50%
James Alpha Macro - Class C	1,000.00	996.60	11.14	2.25%
James Alpha Macro - Class I	1,000.00	1,001.10	6.20	1.25%
James Alpha Macro - Class S	1,000.00	1,001.10	0.43	1.21%
James Alpha Global Real Estate Investments - Class A	1,000.00	988.90	8.04	1.63%
James Alpha Global Real Estate Investments - Class C	1,000.00	985.10	11.67	2.37%
James Alpha Global Real Estate Investments - Class I	1,000.00	990.90	5.88	1.19%
James Alpha Global Real Estate Investments - Class S	1,000.00	993.00	0.33	0.92%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	976.40	13.48	2.75%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	976.40	13.48	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	973.10	17.12	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	978.30	12.26	2.50%
James Alpha Multi Strategy Alternative Income - Class S	1,000.00	1,016.00	0.41	1.14%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,030.50	11.56	2.30%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,026.30	15.10	3.01%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,031.70	10.02	1.99%
James Alpha Managed Risk Domestic Equity - Class S	1,000.00	1,036.60	0.47	1.29%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,056.00	12.72	2.50%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,052.30	16.29	3.20%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,058.90	10.16	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class S	1,000.00	1,011.90	0.71	1.99%
James Alpha Hedged High Income - Class A	1,000.00	1,023.80	11.99	2.39%
James Alpha Hedged High Income - Class C	1,000.00	1,019.70	14.97	2.99%
James Alpha Hedged High Income - Class I	1,000.00	1,051.30	10.12	1.99%
James Alpha Hedged High Income - Class S	1,000.00	998.90	0.71	1.99%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value -9/1/2017	Value - 2/28/2018	9/1/2017 - 2/28/2018*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,018.67	$6.18	1.24%
Large Capitalization Value – Class A	1,000.00	1,016.69	8.17	1.63%
Large Capitalization Value – Class C	1,000.00	1,013.71	11.16	2.24%
Large Capitalization Growth – Class I	1,000.00	1,019.04	5.81	1.16%
Large Capitalization Growth – Class A	1,000.00	1,017.05	7.81	1.56%
Large Capitalization Growth – Class C	1,000.00	1,014.08	10.79	2.16%
Mid Capitalization – Class I	1,000.00	1,016.92	7.94	1.59%
Mid Capitalization – Class A	1,000.00	1,014.94	9.93	1.99%
Mid Capitalization – Class C	1,000.00	1,011.96	12.91	2.59%
Small Capitalization – Class I	1,000.00	1,016.55	8.31	1.66%
Small Capitalization – Class A	1,000.00	1,014.57	10.30	2.06%
Small Capitalization – Class C	1,000.00	1,011.59	13.28	2.66%
International Equity – Class I	1,000.00	1,010.41	14.46	2.90%
International Equity – Class A	1,000.00	1,008.43	16.43	3.30%
International Equity – Class C	1,000.00	1,005.45	19.39	3.90%
Health & Biotechnology – Class I	1,000.00	1,015.15	9.72	1.94%
Health & Biotechnology – Class A	1,000.00	1,013.17	11.71	2.35%
Health & Biotechnology – Class C	1,000.00	1,010.19	14.68	2.95%
Technology & Communications – Class I	1,000.00	1,016.03	8.83	1.77%
Technology & Communications – Class A	1,000.00	1,014.05	10.82	2.17%
Technology & Communications – Class C	1,000.00	1,011.08	13.80	2.77%
Energy & Basic Materials – Class I	1,000.00	1,009.92	14.95	3.00%
Energy & Basic Materials – Class A	1,000.00	1,007.93	16.93	3.40%
Energy & Basic Materials – Class C	1,000.00	1,004.96	19.89	4.00%
Financial Services – Class I	1,000.00	1,009.92	14.95	3.00%
Financial Services – Class A	1,000.00	1,007.93	16.93	3.40%
Financial Services – Class C	1,000.00	1,004.96	19.88	4.00%
Investment Quality Bond – Class I	1,000.00	1,018.70	6.16	1.23%
Investment Quality Bond – Class A	1,000.00	1,017.87	6.99	1.40%
Investment Quality Bond – Class C	1,000.00	1,017.04	7.82	1.56%
Municipal Bond – Class I	1,000.00	1,016.68	8.18	1.64%
Municipal Bond – Class A	1,000.00	1,016.49	8.38	1.68%
Municipal Bond – Class C	1,000.00	1,014.39	10.48	2.10%
U.S. Government Money Market – Class I	1,000.00	1,019.69	5.15	1.03%
U.S. Government Money Market – Class A	1,000.00	1,019.70	5.15	1.03%
U.S. Government Money Market – Class C	1,000.00	1,019.70	5.15	1.03%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value -9/1/2017	Value - 2/28/2018	9/1/2017 - 2/28/2018*	[Annualized]
[5% Return Before Expenses] - Table 2 (Continued):
Aggressive Balanced Allocation - Class I **	1,000.00	1,018.00	6.85	0.37%
Aggressive Balanced Allocation - Class A **	1,000.00	1,021.72	3.11	0.62%
Aggressive Balanced Allocation - Class C **	1,000.00	1,022.97	1.85	1.37%
Conservative Balanced Allocation - Class I **	1,000.00	1,022.31	2.51	0.50%
Conservative Balanced Allocation - Class A **	1,000.00	1,021.08	3.76	0.75%
Conservative Balanced Allocation - Class C **	1,000.00	1,017.36	7.50	1.50%
Moderate Balanced Allocation - Class I **	1,000.00	1,023.09	1.73	0.34%
Moderate Balanced Allocation - Class A **	1,000.00	1,021.87	2.96	0.59%
Moderate Balanced Allocation - Class C **	1,000.00	1,018.15	6.71	1.34%
Moderately Aggressive Balanced Allocation - Class I **	1,000.00	1,022.97	1.84	0.37%
Moderately Aggressive Balanced Allocation - Class A **	1,000.00	1,021.72	3.11	0.62%
Moderately Aggressive Balanced Allocation - Class C **	1,000.00	1,018.00	6.85	1.37%
Moderately Conservative Balanced Allocation - Class I **	1,000.00	1,023.00	1.82	0.36%
Moderately Conservative Balanced Allocation - Class A **	1,000.00	1,021.77	3.06	0.61%
Moderately Conservative Balanced Allocation - Class C **	1,000.00	1,018.05	6.80	1.36%
James Alpha Macro - Class A	1,000.00	1,017.36	7.50	1.50%
James Alpha Macro - Class C	1,000.00	1,013.64	11.23	2.25%
James Alpha Macro - Class I	1,000.00	1,018.60	6.26	1.25%
James Alpha Macro - Class S	1,000.00	1,018.81	6.04	1.21%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,016.71	8.15	1.63%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,013.04	11.83	2.37%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,018.89	5.96	1.19%
James Alpha Global Real Estate Investments - Class S	1,000.00	1,020.22	4.62	0.92%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,011.16	13.71	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,007.44	17.42	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,012.40	12.47	2.50%
James Alpha Multi Strategy Alternative Income - Class S	1,000.00	1,019.13	5.72	1.14%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,013.41	11.46	2.30%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,009.89	14.98	3.01%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,031.70	10.02	1.99%
James Alpha Managed Risk Domestic Equity - Class S	1,000.00	1,036.60	0.47	1.29%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,012.42	12.45	2.50%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,008.92	15.95	3.20%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,014.93	9.94	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class S	1,000.00	1,014.93	9.94	1.99%
James Alpha Hedged High Income - Class A	1,000.00	1,012.94	11.93	2.39%
James Alpha Hedged High Income - Class C	1,000.00	1,014.93	14.94	2.99%
James Alpha Hedged High Income - Class I	1,000.00	1,014.93	9.94	1.99%
James Alpha Hedged High Income - Class S	1,000.00	1,014.93	9.94	1.99%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in reporting period).

**	Aggressive Balanced, Conservative Balanced, Moderately Aggressive Balanced, Moderate Balanced, and Moderately Conservative balanced commenced operations on December 29, 2017 and expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (61) divided by the number of days in the fiscal year (365). The hypothetical expenses paid during the period reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expenses ratios were in effect during the period September 1, 2017 to February 28, 2018.

Board of Trustees (the “Board”) Meeting of July 28, 2017 (the “Meeting”)

Independent fund counsel reviewed with the Independent Trustees their responsibilities in considering with respect to the James Alpha Multi Strategy Alternative Income Portfolio (the “Portfolio”) approval of an investment advisory agreement between James Alpha and Coherence Capital Partners LLC (“Coherence”).

The Independent Trustees discussed the information provided by Coherence in response to the Independent Trustees 15(c) request, including background information respecting Coherence. The Independent Trustees considered the nature, quality, and scope of services to be performed by Coherence with respect to each Portfolio and determined that Coherence is well qualified to provide these services. They took into account in this regard, the extensive experience of the Coherence principals in the credit space and the track record of Coherence in long/short credit investing.

The Independent Trustees also considered that the proposed new advisory agreement was substantially on the same terms, including the fee rate, as the other advisory agreements currently in effect with respect to the Portfolio.

Based on the foregoing, the Independent Trustees determined that approval of the proposed advisory agreement was in the best interests of the Portfolio and its shareholders.

Board of Trustees (the “Board”) Meeting of October 27, 2017 (the “Meeting”)

Independent fund counsel reviewed with the Independent Trustees their responsibilities in considering with respect to the Conservative Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Aggressive Balanced Allocation Portfolio (the “Allocation Portfolios”), Municipal Bond Portfolio and Investment Quality Bond Portfolio (the “Bond Portfolios,” and together with the Allocation Portfolios, the “Portfolios”) approval of investment management agreements between Saratoga Capital Management (“SCM”) and each Portfolio.

The Independent Trustees discussed the information provided by SCM in response to the Independent Trustees 15(c) request, including background information respecting SCM and comparative fee data. The Independent Trustees considered the nature, quality, and scope of services to be performed by SCM with respect to each Portfolio and determined that SCM is well qualified to provide these services.

The Trustees reviewed the proposed annual management fee of 0.90% for each Allocation Portfolio and 0.55% for each Bond Portfolio. They considered the nature of the strategies and investment approach proposed for each Portfolio. The Independent Trustees further noted that SCM agreed to cap the expenses of each Allocation Portfolio and considered the impact of the expense cap on the net fees received by SCM. With respect to the Bond Portfolios, the Independent Trustees noted the small sizes of the Portfolios and the fact that SCM is waiving fees and/or reimbursing expenses of each Portfolio.

The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed annual management fee rate of 0.90% for each Allocation Portfolio and 0.55% for each Bond Portfolio is reasonable.

Based on the foregoing, the Independent Trustees determined with respect to each Portfolio that approval of the proposed Investment Management Agreements with SCM is in the best interests of the Portfolios.

Board of Trustees (the “Board”) Meeting of February 2, 2018

The Independent Trustees considered whether to approve Smith Group Asset Management LP (“Smith Group”) as the new Investment Adviser to the International Equity Portfolio (the “Portfolio”) pursuant to a new advisory agreement between Saratoga and Smith Group (the “Advisory Agreement”). In evaluating whether to approve the New Advisory Agreement with Smith Group, the Trustees considered the nature, quality and scope of the services expected to be provided by Smith Group to the Portfolio. In this regard, they noted the quality of services Smith Group has demonstrated with the other Saratoga Portfolios it manages for the Trust and Smith Group’s experience in managing mutual fund assets. The Trustees also reviewed a written presentation from Smith Group respecting its international equity investment strategy and performance over various time periods ended December 31, 2017 and discussed the same with representatives from Smith Group who attended the meeting. The Trustees noted that the advisory fee payable under the New

Advisory Agreement would be identical to the advisory fee paid under the current Advisory Agreement and considered the reasonableness of the fee split between Saratoga and Smith Group.

Based upon its review of the above factors and all other factors they deemed relevant, the Independent Trustees concluded that approval of the New Advisory Agreement is in the best interest of the Portfolio and its shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the year ended June 30, 2017 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of February 28, 2018, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

*/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date  5/10/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 5/10/18

By (Signature and Title)

*/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 5/10/18

* Print the name and title of each signing officer under his or her signature.